                              MORGAN STANLEY FUNDS

---------------------------------

          ------------------------------------------------------------
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
          ------------------------------------------------------------
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
          ------------------------------------------------------------
                        MORGAN STANLEY ASIAN GROWTH FUND
          ------------------------------------------------------------
                       MORGAN STANLEY AMERICAN VALUE FUND
          ------------------------------------------------------------
                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
          ------------------------------------------------------------
                       MORGAN STANLEY LATIN AMERICAN FUND
          ------------------------------------------------------------
                      MORGAN STANLEY EMERGING MARKETS FUND
          ------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1995

                               PRESIDENT'S LETTER

-------------------------------------------------------------------
Dear Shareholders:

    We are pleased to present to you the Fund's semi-annual report for the six months ended December 31, 1995. The Morgan Stanley Fund currently offers shares in eight separate funds, each having specific investment goals and objectives:

             THE MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in common stocks of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser with stock selection within each country designed to replicate a broad market index.

             THE MORGAN STANLEY GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

             THE MORGAN STANLEY ASIAN GROWTH FUND seeks long-term capital appreciation by investing primarily in common stocks of Asian issuers, excluding Japan.

             THE   MORGAN  STANLEY  AMERICAN   VALUE  FUND  seeks  high
         long-term total return by investing in undervalued common stocks of small- to medium-sized corporations.

             THE MORGAN STANLEY WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability and potential for capital appreciation by investing across three broad classes: U.S. high yield, emerging country debt and global fixed income.

             THE MORGAN STANLEY LATIN AMERICAN FUND seeks to provide long-term capital appreciation by investing primarily in common stocks of Latin American issuers.

             THE MORGAN STANLEY EMERGING MARKETS FUND seeks to provide long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

             THE MORGAN STANLEY AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    The  funds  are designed  to  bring the  individual  investor the  same high
quality  professional  investment  management  that  Morgan  Stanley  has   been
providing to institutional investors for many years.

    The Morgan Stanley Fund expects to begin offering shares in four additional funds in 1996:

             THE MORGAN STANLEY HIGH YIELD FUND will seek to maximize total return by investing in a diversified portfolio of high yield income securities that offer a yield above that generally available on debt securities in the three highest rating categories of the recognized rating services.

             THE MORGAN STANLEY U.S. REAL ESTATE FUND will seek to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

             THE MORGAN STANLEY INTERNATIONAL MAGNUM FUND will seek long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with country weightings determined by the Adviser.

             THE   MORGAN  STANLEY  JAPANESE   EQUITY  FUND  will  seek
         long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    Together, the foregoing funds will make available a range of investment choices so that a client may invest in a single fund to meet a specific investment need or allocate assets among different funds within the Morgan Stanley Fund as part of an overall investment strategy.

    While performance in certain of the markets in which many of our funds invest continued to be overshadowed by the U.S. equity market during the six months ended December 31, 1995, several of our funds, the Worldwide High Income Fund and the Global Equity Allocation Fund in particular, performed well during the period. The Worldwide High Income Fund's strong performance was attributable, in part, to the U.S. high yield market which wrapped up one of its finest years. Additionally, emerging markets debt securities resumed their upward climb following profit taking early in the fourth quarter of 1995.

    In the equity markets, the Global Equity Allocation Fund performed well for the six months ended December 31, 1995 due in part to its overweight position in Japan and its position in U.S. equities. Looking forward, the funds' portfolio managers believe that emerging market equities and Asia in particular are poised for recovery and that a winning global investment strategy for 1996 includes underweighting the U.S. in favor of the Japanese, Asian and emerging markets.

    The specific results for each fund, together with a commentary by each portfolio manager explaining the strategy and performance results are enclosed in the report. We hope these commentaries provide useful and informative insights into the markets and our funds.

    We very much value your participation in the Morgan Stanley Fund and look forward to a successful year for the Fund and its shareholders.

Sincerely,

(SIGNATURE)
Warren J. Olsen
President

February 22, 1996

    THERE IS NO GUARANTEE THAT THE FUNDS WILL MEET THEIR INVESTMENT OBJECTIVES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

                              MORGAN STANLEY FUNDS
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Overview and Portfolio of Investments by Portfolio:
  Global Equity Allocation Fund.......................................     1
  Global Fixed Income Fund............................................    11
  Asian Growth Fund...................................................    16
  American Value Fund.................................................    20
  Worldwide High Income Fund..........................................    25
  Latin American Fund.................................................    30
  Emerging Markets Fund...............................................    35
Statement of Assets and Liabilities...................................    40
Statement of Operations...............................................    41
Statement of Changes in Net Assets....................................    42
Financial Highlights .................................................    49
Notes to Financial Statements.........................................    53

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND
-------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.3%
Belgium                1.8%
France                 1.8%
Germany                3.7%
Hong Kong              5.5%
Italy                  1.7%
Japan                 26.2%
Netherlands            2.0%
Singapore              3.5%
Spain                  3.2%
Switzerland            2.0%
United Kingdom         3.2%
United States         35.4%
Other                  7.7%

TOP FIVE HOLDINGS
                                                                      VALUE
SECURITY                                           COUNTRY            (000)
----------------------------------------       ---------------        ------
Morgan Stanley Emerging Markets Fund,
 Inc.                                           United States         $2,142
General Electric Co.                            United States          1,260
Exxon Corp.                                     United States          1,082
American Telephone & Telegraph Co.              United States          1,062
Sumitomo Bank                                       Japan                954

TOP FIVE SECTORS
                                    PERCENT
                                       OF
                          VALUE       NET
INDUSTRY                  (000)      ASSETS
---------------------    -------    --------
Finance                  $22,050       22.4%
Consumer Goods            17,802       18.0
Services                  15,267       15.5
Capital Equipment         11,365       11.5
Energy                    10,596       10.7

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                 YTD                ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
------------------------------------------------------------
Class A Shares                8.72%     14.14%     13.97%     19.65%     11.98%     13.82%
---------------------------------------------------------------------------------------
Class B+ Shares               3.53%      8.53%   N/A        N/A        N/A        N/A
---------------------------------------------------------------------------------------
Class C Shares               12.67%     13.67%     17.83%     18.83%     12.98%     12.98%
---------------------------------------------------------------------------------------
MSCI World Index           N/A          10.61%   N/A          20.72%   N/A          15.89%
---------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 +Class  B Shares were  renamed Class C shares  on May 1,  1995. Current Class B shares have been offered since August 1, 1995.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Global Equity Allocation Fund invests in global equity markets, with emphasis placed upon country rather than stock selection. This approach reflects an investment philosophy that a diversified selection of securities representing exposure to each country that we find attractive is, we believe, an effective way to maximize the return and reduce the risk associated with global investing.

For the six month period ended December 31, 1995, the Fund had a total return exclusive of sales charge of 14.14% for the Class A shares, 8.53% for the Class B shares and 13.67% for the Class C shares, and a total return with sales charge of 8.72% for the Class A shares, 3.53% for the Class B shares and 12.67% for the Class C shares, as compared to a total return of 10.61% for the Morgan Stanley Capital International
(MSCI) World Index (the "Index"). For the one year period ended December 31, 1995, the Fund had a total return exclusive of sales charge of 19.65% for the Class A shares and 18.83% for the Class C shares, and a total return with sales charge of 13.97% for Class A shares and 17.83% for the Class C shares as compared with 20.72% for the Index for the same period. For the period from inception on January 4, 1993 through December 31, 1995, the average annual total return for the Fund exclusive of sales charge was 13.82% for the Class A shares and 12.98% for the Class C shares and 11.98% for the Class A shares with sales charge as compared to 15.89% for the Index for the same period. Class B shares held prior to May 1, 1995 were renamed Class C shares. The Fund began offering the current Class B shares on August 1, 1995.

In U.S.  dollar  terms, as  measured  by the  Morgan  Stanley
Capital   International   (MSCI)   indices,   world  equities
(including all developed  countries) returned  10.6% for  the six months with regional returns of: U.S. 14.2%, Europe 7.8%,
Japan   9.8%,  Pacific  Ex-Japan  5.6%  and  Emerging  Market
equities -3.5%. In local currency terms, six month regional returns were: Europe 9.2%, Japan 33.5%, Pacific Ex-Japan 5.5% and Emerging Markets 2.0%. The dollar rallied sharply against the Japanese yen during the six months, detracting from equity returns for unhedged U.S. investors.
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   Within this environment, the Fund enjoyed a strong six months. Our decision to hedge the Japanese yen exposure was the most significant contributor to the Fund's relative outperformance as it allowed us to capture much of the Japanese equity rally. Within Europe, our underweights in France, Germany, Finland, Sweden and the U.K. added to results. In Asia, perceptions of rising inflation rates and growing current account deficits caused the markets to decline and our overweight positions in Hong Kong and Singapore detracted from results. In North America, our significant position in the U.S. was positive as the markets rallied through year-end; however, our results in Canada did not add to performance as we liquidated our position too early (shortly after the Quebecois referendum on separation) to benefit from the continued market appreciation.

                   Our most significant overweights within the portfolio are in Japan and Asia. Over the past six months, the Japanese market backdrop has improved substantially even though economic fundamentals have remained unchanged. The improvement in sentiment has occurred as the market rise has led to an increase in wealth and a general deleveraging in real terms. Internal and external liquidity remains favorable as monetary and fiscal policy are stimulative and the policy debate is beginning to tackle more substantial issues including measures to deal with the non-performing loan problem. With interest rates so low, the equity market looks cheap against bonds and cash, arguing for an allocation shift by domestic investors who remain very underweight in equities. We expect the economy to experience a moderate recovery in 1996, but anticipate that structural impediments will continue to keep growth muted. Ongoing policy initiatives to push the value of the yen down continue to favor our fully hedged strategy.
"OUR MOST SIGNIFICANT OVERWEIGHTS WITHIN THE PORTFOLIO ARE IN JAPAN AND ASIA."

                   In Asia, we have increased exposure to the region and are currently overweight in Hong Kong and Singapore. We favor the region, based on valuation levels, premium earnings growth expectations, and a gradual unwinding of inflationary pressures as the global forces of disinflation continue to play out. Within Asia, we see Hong Kong as having the greatest potential for near-term appreciation for three key reasons. First, after two years of painful austerity measures, it looks as if China is engineering a soft landing. Second, there has been some easing of China/U.S. as well as China/ Taiwan tensions. And finally, it appears that the worst is nearly over for the important Hong Kong property sector and for downside earnings surprises. Other Asian markets that we favor include: Thailand, Indonesia, Korea and India; we have recently initiated positions in each of these markets.

                   In Europe, the economic reports in early 1996 are likely to make depressing reading as the lagged effects of the transportation strike on production and sales in France and reports of ongoing restructuring in Germany reinforce existing perceptions of economic weakness. The current mix of tight budgets and high real interest rates also can be expected to add to the gloomy prognostications. In this environment, there will be tremendous pressure on European central banks, particularly on the French, to cut interest rates. We expect that investors will not be disappointed. The Bundesbank will continue to cut rates, perhaps even through the second quarter, if monetary growth and the economy remain lackluster. Europe's growth, especially in the core, will continue to look sluggish because of the lagged effects of the prior year's DM strength, further restructuring, and continuing fiscal stringency. With the unemployment rate still high and GDP gaps still wide, inflation should be contained. In sum, with the news from Europe positive on the inflation front but negative on economic growth prospects, we remain underweight in these markets.

                   After an extended correction, we believe that emerging market equities are poised for recovery. The combination of high economic and earnings growth prospects, attractive valuations and under-representation in institutional portfolios bodes well for expected returns over the next twelve months. We believe Asia offers the most attractive opportunities within the emerging markets and

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   have increased exposure to the region. Additionally, we have increased overall exposure to the sector through the purchase of a broadly diversified closed-end emerging markets fund and through individual investments in countries such as Brazil.

                   We remain underweight in the U.S. After a spectacular rise in 1995, U.S. equity valuations are very extended and growth expectations for many of the market leaders (multinational consumer and technology companies) may be excessive and vulnerable to disappointment due to a stronger dollar, competition and loss of pricing power. Overall, we believe that a winning global investment strategy for 1996 will be to underweight the U.S. in favor of Japanese, Asian, and Emerging Market equities.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

---------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
COMMON STOCKS (88.0%)
  AUSTRALIA (2.2%)
  10,400  Amcor Ltd. .......................................  $    73
   5,900  Ampolex Ltd. .....................................       13
   9,800  Australian National Industries Ltd. ..............        7
  16,700  Boral Ltd. .......................................       42
   4,100  Brambles Industries Ltd. .........................       46
  30,700  Broken Hill Proprietary Ltd. .....................      433
  10,800  Burns, Philip & Co. Ltd. .........................       24
   5,300  Coca-Cola Amatil Ltd. ............................       42
  22,256  Coles Myer Ltd. ..................................       69
  11,502  CRA Ltd. .........................................      169
  16,800  CSR Ltd. .........................................       55
  52,800  Foster Brewing Group Ltd. ........................       87
  13,851  General Property Trust ...........................       24
  +2,432  Goldfields Limited Ltd. ..........................        6
  22,200  Goodman Fielder Ltd. .............................       22
   5,900  ICI Australia Ltd. ...............................       45
   4,697  Lend Lease Corp. Ltd. ............................       68
  27,000  MIM Holdings Ltd. ................................       37
  22,900  National Australia Bank Ltd. .....................      206
   5,500  Newcrest Mining Ltd. .............................       23
  31,900  News Corp. Ltd. ..................................      170
  14,200  North Broken Hill Peko Ltd. ......................       40
  19,300  Pacific Dunlop Ltd. ..............................       45
  16,100  Pioneer International Ltd. .......................       42
   5,100  Renison Goldfields Consolidated Ltd. .............       25
  10,300  Santos Ltd. ......................................       30
  12,300  Southcorp Holdings Ltd. ..........................       29
  +8,000  TNT Ltd. .........................................       11
  17,400  Western Mining Corp. .............................      112
   1,128  Westfield Trust ..................................        2
  29,300  Westpac Banking Corp. Ltd. .......................      130
                                                              -------
                                                                2,127
                                                              -------
  BELGIUM (1.8%)
      70  Bekaert S.A. .....................................       58
     125  CBR ..............................................       50
   1,600  Delhaize Freres et Cie 'Le Lion' S.A. ............       66
   1,350  Electrabel S.A. ..................................      321
     300  Electrabel S.A. VVPR (New) .......................       72
      30  Fortis AG ........................................        4
   1,100  Fortis AG (Terme) ................................      134
     450  Generale de Banque VVPR ..........................      159
     775  Gevaert Photo-Production N.V. ....................       48
     160  Glaverbel S.A. ...................................       17
      +9  Glaverbel S.A. STRIP .............................       --
     700  Groupe Bruxelles Lambert S.A. ....................       97
     400  Kredietbank N.V. .................................      109
     720  Petrofina S.A. ...................................      220
     400  Royale Belge .....................................       80
     250  Solvay et Cie 'A' ................................      135
     400  Tractebel S.A. ...................................      165
    +800  Union Miniere S.A. ...............................       54
                                                              -------
                                                                1,789
                                                              -------
  FRANCE (1.8%)
     175  Accor S.A. .......................................       23
     850  Alcatel Alsthom ..................................       73
     950  AXA S.A. .........................................       64
   1,150  Banque Nationale de Paris ........................       52

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
     750  Banque Paribas ...................................  $    41
     100  BIC ..............................................       10
     182  Bouygues .........................................       18
     140  Canal Plus .......................................       26
     150  Carrefour S.A. ...................................       91
     500  Casino ...........................................       15
      50  Chargeurs S.A. ...................................       10
     165  Cie Bancaire S.A. ................................       18
     530  Cie de Saint-Gobain ..............................       59
   1,050  Cie de Suez S.A. .................................       43
     723  Cie Generale des Eaux ............................       72
   1,550  Elf Acquitaine ...................................      114
     605  Elf Sanofi S.A. ..................................       39
     200  Eridania Beghin-Say S.A. .........................       34
     440  Groupe Danone RFD ................................       73
     350  Havas S.A. .......................................       28
     667  Lafarge Coppee S.A. ..............................       43
     400  L'Air Liquide ....................................       66
     170  Legrand S.A. .....................................       26
     400  L'Oreal ..........................................      107
     525  LVMH Moet Hennessy Louis Vuitton .................      109
     498  Lyonnaise des Eaux S.A. ..........................       48
     750  Michelin (C.G.D.E.) 'B' ..........................       30
     350  Pernod-Ricard ....................................       20
     120  Pinault S.A. .....................................       24
     100  Promodes .........................................       24
     330  PSA Peugeot Citroen S.A. .........................       44
   1,850  Rhone-Poulenc S.A. 'A' ...........................       40
      25  Sagem ............................................       14
      70  Saint Louis ......................................       19
     800  Schneider S.A. ...................................       27
      29  Simco  ...........................................        3
     200  Simco (Registered) ...............................       19
      30  Societe Eurafrance S.A. ..........................       10
     100  Societe Generale .................................       12
     900  Thomson CSF S.A. .................................       20
   1,300  Total S.A. 'B' ...................................       88
   1,750  Union des Assurances de Paris ....................       46
  +1,600  Usinor Sacilor ...................................       21
                                                              -------
                                                                1,763
                                                              -------
  GERMANY (3.6%)
      50  Aachener & Muenchener Beteiligungs AG ............       36
     550  Agiv AG ..........................................       12
     257  Allianz AG  ......................................      505
      50  Asko Deutsche Kaufhaus AG ........................       26
     650  BASF AG ..........................................      147
     700  Bayer AG .........................................      186
   2,400  Bayer Hypothecken-und Wechsel-Bank AG ............       61
   2,450  Bayer Vereinsbank AG .............................       74
      50  Beiersdorf AG ....................................       34
      50  Bilfinger & Berger Bau AG ........................       19
      50  Brau und Brunnen AG ..............................        8
    +200  Bremer Vulkan Verbund AG .........................        6
   1,100  Continental AG ...................................       16
     500  Daimler-Benz AG ..................................      253
     100  Degussa AG .......................................       34
   4,850  Deutsche Bank AG .................................      230
     350  Deutsche Lufthansa AG ............................       48

    4
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

---------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  GERMANY (CONT.)
   4,150  Dresdner Bank AG .................................  $   111
      50  Heidelberger Zement AG ...........................       31
     100  Hochtief AG ......................................       43
     100  Karstadt AG ......................................       41
     100  Kaufhof Holding AG ...............................       30
    +500  Kloeckner-Humboldt-Deutz AG ......................        3
     100  Linde AG .........................................       59
     100  MAN AG ...........................................       28
     400  Mannesmann AG ....................................      127
  +1,700  Merck KGAA .......................................       69
     100  Muenchener Rueckver (Registered) .................      215
      +3  Muenchener Rueckver (New) ........................        6
     200  Preussag AG ......................................       56
     350  RWE AG ...........................................      127
     620  SAP AG ...........................................       96
     700  Schering AG ......................................       47
      50  Siemens AG .......................................      302
    +350  Thyssen AG .......................................       64
   4,900  Veba AG ..........................................      210
     200  Viag AG ..........................................       82
     300  Volkswagen AG ....................................      101
                                                              -------
                                                                3,543
                                                              -------
  HONG KONG (5.5%)
 +28,000  Applied International Holdings Ltd. ..............        3
  27,302  Bank of East Asia ................................       98
 101,000  Cathay Pacific Airways Ltd. ......................      154
  76,000  Cheung Kong Holdings Ltd. ........................      463
  68,000  China Light and Power Co. Ltd. ...................      313
  58,000  Chinese Estate Holdings Ltd. .....................       38
  27,000  Dickson Concepts International Ltd. ..............       25
  22,000  Giordano Holdings Ltd. ...........................       19
  43,000  Hang Lung Development Corp. ......................       68
  66,100  Hang Seng Bank Ltd. ..............................      592
   6,400  Hong Kong Aircraft Engineering Co. Ltd. ..........       17
  67,400  Hong Kong & China Gas Co. ........................      109
  44,000  Hong Kong Shanghai Hotels ........................       64
 381,716  Hong Kong Telecommunications Ltd. ................      681
 154,869  Hopewell Holdings Ltd. ...........................       89
 124,000  Hutchison Whampoa Ltd. ...........................      755
  35,000  Hysan Development Co. ............................       93
  14,000  Johnson Electric Holdings Ltd. ...................       25
  20,000  Miramar Hotel Investment Ltd. ....................       42
  53,335  New World Development Co. Ltd. ...................      233
  50,000  Oriental Press Group .............................       15
  13,300  Peregrine Investment Holdings ....................       17
  36,905  Shangri-La Asia Ltd. .............................       45
  56,000  Shun Tak Holdings Ltd. ...........................       39
  64,000  South China Morning Post .........................       39
  36,000  Stelux Holdings Ltd. .............................        9
  79,000  Sun Hung Kai Properties Ltd. .....................      646
  55,500  Swire Pacific Ltd. 'A' ...........................      431
  15,000  Television Broadcasting Ltd. .....................       53
  75,000  Wharf Holdings Ltd. ..............................      250
  12,000  Windsor Industrial ...............................       10
   5,180  Wing Lung Bank ...................................       29
                                                              -------
                                                                5,464
                                                              -------
  ITALY (1.7%)
  12,225  Assicurazioni Generali S.p.A. ....................      296
  24,000  Banca Commerciale Italiana .......................       51
                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
   8,000  Banco Ambrosiano Veneto ..........................  $    22
   2,500  Benetton Group S.p.A. ............................       30
   2,000  Burgo Cartiere S.p.A. ............................       10
  34,000  Credito Italiano S.p.A. ..........................       40
  10,000  Edison S.p.A. ....................................       43
  +1,000  Falck  ...........................................        2
  48,000  Fiat S.p.A. ......................................      156
  12,000  Fiat S.p.A. Di Risp NCS ..........................       21
   6,000  Fidis Finanziaria di Sviluppo S.p.A. .............       11
  +3,000  Impreglio S.p.A. .................................        3
  12,000  Istituto Bancario San Paolo di Torina S.p.A. .....       71
   9,400  Istituto Mobiliare Italiano S.p.A. ...............       59
  61,600  Istituto Nazionale delle Assicurazioni (INA) .....       82
   1,750  Italcementi S.p.A. ...............................        4
   4,000  Italcementi S.p.A. NCS ...........................       24
  11,000  Italgas ..........................................       33
   4,500  Magneti Marelli S.p.A. ...........................        6
   7,300  Mediobanca S.p.A. ................................       51
 +80,000  Montedison S.p.A. ................................       53
 +10,000  Montedison S.p.A. Di Risp NCS ....................        6
 +56,250  Olivetti Group ...................................       45
  19,300  Parmalat Finanziaria S.p.A. ......................       17
 +25,000  Pirelli S.p.A. ...................................       32
   3,910  R.A.S. ...........................................       44
   1,690  R.A.S. di Risp ...................................       10
   2,565  Rinascente S.p.A. ................................       16
  +1,000  Saffa S.p.A. 'A' .................................        3
   2,000  S.A.I. ...........................................       20
   7,500  Saipem S.p.A. ....................................       17
   2,000  Sasib S.p.A. .....................................        9
   3,500  Sirti S.p.A. .....................................       20
 +10,000  Snia BPD S.p.A. ..................................        8
 102,200  Telecom Italia S.p.A. ............................      159
  25,000  Telecom Italia Di Risp S.p.A. ....................       31
 +99,500  Telecom Italia Mobile S.p.A ......................      175
                                                              -------
                                                                1,680
                                                              -------
  JAPAN (26.2%)
   2,000  Advantest Corp. ..................................      103
  18,000  Ajinomoto Co., Inc. ..............................      200
   9,000  Aoki Corp. .......................................       38
   1,000  Aoyama Trading Co. Ltd. ..........................       32
  36,000  Asahi Bank Ltd. ..................................      453
   9,000  Asahi Breweries Ltd. .............................      106
  27,000  Asahi Chemical Industry Co. Ltd. .................      207
  27,000  Asahi Glass Co. ..................................      301
  27,000  Bank of Tokyo ....................................      473
   9,000  Bridgestone Co. ..................................      143
  16,000  Canon, Inc. ......................................      290
   5,000  Casio Computer Co. Ltd. ..........................       49
  14,000  Chiba Bank .......................................      126
   4,000  Chiyoda Corp. ....................................       40
   9,000  Chugai Pharmaceutical Ltd. .......................       86
  41,000  Dai Ichi Kangyo Bank .............................      806
  18,000  Dai Nippon Printing Co. Ltd. .....................      305
  12,000  Daiei Inc. .......................................      145
   9,000  Daikin Industries Ltd. ...........................       88
  +4,000  Daishowa Paper Manufacturing Co. Ltd. ............       31
   9,000  Daiwa House Industry .............................      148

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

---------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  JAPAN (CONT.)
  18,000  Daiwa Securities Co., Ltd. .......................  $   275
   6,000  Ebara Corp. ......................................       88
   4,100  Fanuc Co. ........................................      178
  40,000  Fuji Bank ........................................      883
   9,000  Fuji Photo Film Ltd. .............................      260
  29,000  Fujitsu Ltd. .....................................      323
  15,000  Furukawa Electric ................................       73
  18,000  Hankyu Corp. .....................................       98
   9,000  Hazama-Gumi ......................................       38
  54,000  Hitachi Ltd. .....................................      544
  14,000  Honda Motor Co. ..................................      289
  29,000  Industrial Bank of Japan .........................      879
   5,000  Ito-Yokado Co. Ltd. ..............................      308
 +36,000  Japan Airlines ...................................      239
  22,000  Japan Energy Corp. ...............................       74
  10,000  Joyo Bank ........................................       80
   7,000  Jusco Co. ........................................      182
  18,000  Kajima Corp. .....................................      178
  12,754  Kansai Electric Power Co. ........................      309
  18,000  KAO Corp. ........................................      223
  46,000  Kawasaki Steel Corp. .............................      160
  27,000  Kinki Nippon Railway .............................      204
  18,000  Kirin Brewery Co. Ltd. ...........................      213
 +53,000  Kobe Steel Ltd. ..................................      164
  18,000  Komatsu Ltd. .....................................      148
  27,000  Kubota Corp. .....................................      174
  18,000  Kumagai Gumi Co. Ltd. ............................       72
   9,000  Kyowa Hakko Kogyo ................................       85
  27,000  Marubeni Corp. ...................................      146
   8,000  Marui Co. ........................................      166
  27,000  Matsushita Electric Industries Ltd. ..............      439
  27,000  Mitsubishi Chemical Corp. ........................      131
  25,000  Mitsubishi Corp. .................................      307
  31,000  Mitsubishi Electric Corp. ........................      223
  19,000  Mitsubishi Estate Co. Ltd. .......................      237
  49,000  Mitsubishi Heavy Industries Ltd. .................      391
  18,000  Mitsubishi Materials Corp. .......................       93
  17,000  Mitsubishi Trust and Banking Corp. ...............      283
  27,000  Mitsui & Co. .....................................      237
 +18,000  Mitsui Engineering & Shipbuilding Co. Ltd. .......       50
  15,000  Mitsui Fudosan Co. Ltd. ..........................      185
  10,000  Mitsukoshi .......................................       94
   2,000  Mochida Pharmaceutical Co. Ltd. ..................       28
   4,000  Murata Manufacturing .............................      147
  21,000  NEC Corp. ........................................      256
   9,000  NGK Insulators Ltd ...............................       90
  18,000  New OJI Paper Co., Ltd. ..........................      163
   9,000  Nippon Denko Co. Ltd. ............................      168
  18,000  Nippon Express Co. Ltd. ..........................      173
   9,000  Nippon Fire & Marine Insurance Co. ...............       61
   9,000  Nippon Light Metal Co. ...........................       52
   9,000  Nippon Meat Packers ..............................      131
  27,000  Nippon Oil Co. ...................................      169
  67,000  Nippon Steel Corp. ...............................      230
  27,000  Nippon Yusen Kabushiki Kaisha ....................      157
  34,000  Nissan Motor Co. Ltd. ............................      261
 +52,000  NKK Corp. ........................................      140
  27,000  Nomura Securities Co. Ltd. .......................      588
  18,000  Odakyu Electric Railway Co. ......................      123
                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  53,000  Osaka Gas Co. ....................................  $   183
   9,000  Penta-Ocean Construction .........................       70
   4,000  Pioneer Electronic Corp. .........................       73
  44,000  Sakura Bank ......................................      558
   9,000  Sankyo Co. Ltd. ..................................      202
  27,000  Sanyo Electric Co. Ltd. ..........................      156
   2,000  Secom Co. ........................................      139
   2,100  Sega Enterprises .................................      116
   9,000  Sekisui House Ltd. ...............................      115
   5,000  Seven-Eleven Japan ...............................      353
  18,000  Sharp Corp. ......................................      288
   3,000  Shimano Inc. .....................................       53
   4,000  Shin-Etsu Chemical Co. ...........................       83
  13,000  Shinizu Corp. ....................................      132
   4,000  Shiseido Co. Ltd. ................................       48
  11,000  Shizuoka Bank ....................................      138
 +18,000  Showa Denko K.K. .................................       56
   4,000  Sony Corp. .......................................      240
  45,000  Sumitomo Bank ....................................      954
  36,000  Sumitomo Chemical Co. ............................      180
  18,000  Sumitomo Corp. ...................................      183
  12,000  Sumitomo Electric Industries .....................      144
   4,000  Sumitomo Forestry ................................       61
  62,000  Sumitomo Metal Industries ........................      188
   9,000  Sumitomo Metal Mining Co. ........................       81
   9,000  Sumitomo Osaka Cement Co. Ltd. ...................       42
  18,000  Taisei Corp., Ltd. ...............................      120
  18,000  Takeda Chemical Industries .......................      296
  18,000  Teijin Ltd. ......................................       92
  18,000  Tobu Railway Co. .................................      113
   8,800  Tohoku Electric Power ............................      212
  28,000  Tokai Bank .......................................      391
  27,000  Tokio Marine & Fire Insurance Co. ................      353
   4,000  Tokyo Dome Corp. .................................       69
  17,681  Tokyo Electric Power Co. .........................      473
   3,000  Tokyo Electron Ltd. ..............................      116
  47,000  Tokyo Gas Co. ....................................      166
  18,000  Tokyu Corp. ......................................      127
  12,000  Toppan Printing Co. Ltd. .........................      158
  27,000  Toray Industries, Inc. ...........................      178
   9,000  Toto Ltd. ........................................      126
  18,000  Toyobo Ltd. ......................................       65
  41,000  Toyota Motor Corp. ...............................      870
 +18,000  Ube Industries Ltd. ..............................       68
  18,000  Yamaichi Securities ..............................      140
  18,000  Yasuda Trust & Banking ...........................      107
                                                              -------
                                                               25,906
                                                              -------
  NETHERLANDS (2.0%)
   2,762  ABN-Amro Holdings N.V. ...........................      126
     700  Akzo Nobel .......................................       81
   5,800  Elsevier N.V. ....................................       77
     350  Heineken N.V. ....................................       62
   2,714  Internationale Nederlanden Groep N.V. ............      181
     785  KLM Royal Dutch Airlines N.V. ....................       28
   1,215  Koninklijke Ahold N.V. ...........................       49
     278  Koninklijke Hoogovens ............................        9
   8,835  Koninklijke PTT Nederland N.V. ...................      321
     900  N.V. Koninklijke KNP BT ..........................       23
     200  Nedlloyd Groep N.V. ..............................        5
   2,900  Phillips Electronics N.V. ........................      105

    6
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

---------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  NETHERLANDS (CONT.)
   4,700  Royal Dutch Petroleum Co. ........................  $   657
     281  Stork N.V. .......................................        7
   1,400  Unilever N.V. ....................................      197
     633  Wolters Kluwer N.V. ..............................       60
                                                              -------
                                                                1,988
                                                              -------
  SINGAPORE (3.5%)
  13,000  Amcol Holdings Ltd. ..............................       36
  35,000  City Developments Ltd. ...........................      255
  10,000  Cycle & Carriage Ltd. ............................      100
  37,000  DBS Land Ltd. ....................................      125
  29,000  Development Bank of Singapore ....................      361
   9,000  First Capital Corp. ..............................       25
  11,000  Fraser & Neave Ltd. ..............................      140
  28,000  Hai Sun Hup Group Ltd. ...........................       19
  19,000  Hotel Properties Ltd. ............................       29
   8,000  Inchcape Bhd. ....................................       26
   5,000  Jurong Shipyard Ltd. .............................       38
  23,000  Keppel Corp. .....................................      205
  12,000  NatSteel Ltd. ....................................       25
  36,000  Neptune Orient Lines Ltd. ........................       40
  39,000  Oversea-Chinese Banking Corp. ....................      488
   7,000  Overseas Union Enterprise Ltd. ...................       35
  14,000  Parkway Holdings Ltd. ............................       38
   2,000  Robinson & Co. Ltd. ..............................        8
   8,000  Shangri-La Hotel Ltd. ............................       31
  58,000  Singapore Airlines Ltd. (Foreign) ................      541
  15,600  Singapore Press Holdings (Foreign) ...............      276
  27,000  Straits Steamship Land Ltd. ......................       91
  18,000  Straits Trading Co. Ltd. .........................       42
  71,000  United Industrial Corp. Ltd. .....................       70
  40,000  United Overseas Bank Ltd. ........................      385
                                                              -------
                                                                3,429
                                                              -------
  SPAIN (3.2%)
     440  Acerinox S. ......................................       45
   4,200  Argentaria S.A. ..................................      173
   7,253  Autopistas Concesionaria Espanola S.A. ...........       83
   8,100  Banco Bilbao Vizcaya (Registered) ................      292
   5,300  Banco Central Hispanoamericano S.A. ..............      108
  +3,466  Banco Espanol de Credito S.A. ....................       24
   5,200  Banco Santander S.A. .............................      261
     700  Corporacion Financiera Alba S.A. .................       43
     900  Corporacion Mapfre CIA S.A. ......................       50
   2,600  Dragados & Construcciones S.A. ...................       34
   1,950  Ebro Agricolas, Compania de Alimentacion S.A. ....       20
   8,900  Endesa ...........................................      504
     317  Energia e Indsutrias Aragonesas ..................        1
  +3,500  Ercros S.A. ......................................        2
     850  Fasa Renault .....................................       14
     500  Fomento de Construcciones y Contratas S.A. .......       38
   1,300  Gas Natural SDG 'E' ..............................      203
     200  Gines Navarro Construction Co. ...................        2
  30,300  Iberdrola S.A. ...................................      277
     125  Metrovacesa ......................................        4
     400  Portland Vaderrivas S.A. .........................       25
  10,800  Repsol S.A. ......................................      354
   1,300  Tabacalera S.A. 'A' ..............................       49
  31,800  Telefonica de Espana .............................      441
                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  10,500  Union Electrica Fenosa S.A. ......................  $    63
   1,400  Uralita S.A. .....................................       13
   1,550  Vallehermoso S.A. ................................       29
   1,000  Viscofan Industria Navarra De Envolturas
            Celulosicas S.A. ...............................       12
     330  Zardoya-Otis S.A. ................................       36
                                                              -------
                                                                3,200
                                                              -------
  SWITZERLAND (2.0%)
     +25  Adia S.A. (Bearer) ...............................        4
      25  Alusuisse-Lonza Holding AG (Bearer) ..............       20
      50  Alusuisse-Lonza Holding AG (Registered) ..........       40
      60  BBC Brown Boveri AG (Bearer) .....................       70
      30  Ciba-Geigy AG (Bearer) ...........................       26
     160  Ciba-Geigy AG (Registered) .......................      141
     800  CS Holding AG (Registered) .......................       82
      10  Georg Fischer AG (Bearer) ........................       13
      45  Holderbank Financiere Glaris AG, 'B' (Bearer) ....       34
      30  Merkur Holding AG (Registered) ...................        7
     250  Nestle S.A. (Registered) .........................      276
      10  Roche Holding AG (Bearer) ........................      140
      45  Roche Holding AG-Genusshein ......................      356
      10  SGS Societe Generale de Surveillance Holding S.A
            (Bearer) .......................................       20
     225  Sandoz AG (Registered) ...........................      206
     100  Schweizerische Rueckver (Registered) .............      116
      25  SMH AG (Bearer) ..................................       15
     100  SMH AG (Registered) ..............................       13
      25  Sulzer AG (Registered) ...........................       14
     150  Swiss Bank Corp. (Bearer) ........................       61
     250  Swiss Bank Corp. (Registered) ....................       51
     +25  SwissAir AG (Registered) .........................       18
     140  Union Bank of Switzerland (Bearer) ...............      152
     150  Union Bank of Switzerland (Registered) ...........       34
     250  Zuerich Versicherungs-Gesellschaft
            (Registered) ...................................       75
                                                              -------
                                                                1,984
                                                              -------
  UNITED KINGDOM (3.1%)
   6,900  Abbey National plc ...............................       68
   5,000  Argyll Group plc .................................       26
   4,900  Arjo Wiggins Appleton plc ........................       13
   4,000  Associated British Foods plc .....................       23
   5,800  Barclays plc .....................................       66
   3,600  Bass plc .........................................       40
  12,349  BAT Industries plc ...............................      109
   2,300  BICC plc .........................................       10
   4,300  Blue Circle Industries plc .......................       23
   2,100  BOC Group plc ....................................       29
   4,300  Boots Co. plc ....................................       39
   2,900  BPB Industries plc ...............................       14
   1,700  British Aerospace plc ............................       21
   4,000  British Airways plc ..............................       29
  19,500  British Gas plc ..................................       77
  20,500  British Petroleum Co. plc ........................      172
   7,400  British Steel plc ................................       19
  18,700  British Telecommunications plc ...................      103
  14,400  BTR plc ..........................................       73
   1,018  Burmah Castrol plc ...............................       15
   8,698  Cable & Wireless plc .............................       62

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

---------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
   4,100  Cadbury Schweppes plc ............................  $    34
   2,700  Caradon plc ......................................        8
   2,900  Coats Viyella plc ................................        8
   1,800  Commercial Union plc .............................       18
   1,700  Courtaulds plc ...................................       11
   1,212  De La Rue plc ....................................       12
   4,300  Forte plc ........................................       22
   1,700  General Accident plc .............................       17
  13,000  General Electric plc .............................       72
   1,800  GKN plc ..........................................       22
  12,000  Glaxo Wellcome plc ...............................      170
   9,729  Grand Metropolitan plc ...........................       70
   4,200  Great Universal Stores plc .......................       45
   5,722  Guardian Royal Exchange plc ......................       25
   7,100  Guinness plc .....................................       52
  20,600  Hanson plc .......................................       62
   4,100  Harrisons & Crosfield plc ........................       10
   8,000  HSBC Holdings plc ................................      122
   2,900  Imperial Chemical Industries plc .................       34
   5,700  Ladbroke Group plc ...............................       13
   2,600  Land Securities plc ..............................       25
   3,700  Lasmo plc ........................................       10
  21,983  Lloyds TSB Group plc .............................      113
   3,050  Lonrho plc .......................................        8
  11,800  Marks & Spencer plc ..............................       82
   2,000  MEPC plc .........................................       12
   5,200  National Power plc ...............................       36
   2,327  North West Water plc .............................       22
   3,500  Peninsular & Oriental Steam Navigation Co. .......       26
   4,900  Pilkington plc ...................................       15
  +1,225  Pilkington plc (New) .............................        4
   8,600  Prudential Corp. plc .............................       55
   1,800  Rank Organisation plc ............................       13
   2,766  Redland plc ......................................       17
   3,200  Reed International plc ...........................       49
   6,400  Reuters Holdings plc .............................       59
   2,000  Rexam plc ........................................       11
   1,550  RMC Group plc ....................................       24
   3,700  Royal Bank of Scotland Group plc .................       34
   2,900  Royal Insurance Holdings plc .....................       17
   5,000  RTZ Corp. plc (Registered) .......................       73
   6,859  Sainsbury (J) plc ................................       42
   1,000  Schroders plc ....................................       21
   3,100  Scottish Power plc ...............................       18
   6,300  Sears plc ........................................       10
   2,000  Sedwick Group plc ................................        4
   1,500  Slough Estates plc ...............................        5
   5,000  SmithKline Beecham plc 'A' .......................       55
   1,300  Southern Electric plc ............................       18
   4,746  Tarmac plc .......................................        8
   2,400  Taylor Woodrow plc ...............................        4
   6,400  Tesco plc ........................................       30
   2,300  Thames Water plc .................................       20
   2,100  Thorne EMI plc ...................................       49
   1,700  TI Group plc .....................................       12
  +4,400  Trafalgar House plc ..............................        2
   2,600  Unilever plc .....................................       53
  12,200  Vodafone Group plc ...............................       44
                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
   3,000  Zeneca Group plc .................................  $    58
                                                              -------
                                                                3,016
                                                              -------
  UNITED STATES (31.4%)
   8,700  Abbott Laboratories ..............................      363
   2,700  Aluminum Co. of America ..........................      143
   5,600  American Express Co. .............................      232
   3,800  American Home Products Corp. .....................      369
   4,200  American International Group, Inc. ...............      388
  16,400  American Telephone & Telegraph Co. ...............    1,062
   5,900  Amoco Corp. ......................................      424
  +2,700  AMR Corp. ........................................      200
   2,000  Atlantic Richfield Co. ...........................      221
   2,700  Automatic Data Processing, Inc. ..................      201
   5,500  Banc One Corp. ...................................      208
   5,500  BankAmerica Corp. ................................      356
   5,000  Bell Atlantic Corp. ..............................      334
   5,900  BellSouth Corp. ..................................      257
   5,500  Boeing Co. .......................................      431
   5,400  Bristol-Myers Squibb Co. .........................      464
   4,600  Campbell Soup Co. ................................      276
     200  Capital Cities/ABC, Inc. .........................       25
   2,700  Caterpillar, Inc. ................................      159
   3,700  Chevron Corp. ....................................      194
   4,500  Chrysler Corp. ...................................      249
   2,700  Chubb Corp. ......................................      261
  +3,700  Cisco Systems, Inc. ..............................      276
   4,500  Citicorp .........................................      303
  11,700  Coca-Cola Co. ....................................      869
   4,900  Columbia HCA/Healthcare Corp. ....................      249
   2,700  Computer Associates International, Inc. ..........      154
   5,500  Consolidated Edison Co. of New York, Inc. ........      176
   2,700  Cooper Industries, Inc. ..........................       99
   2,700  Corning, Inc. ....................................       86
   3,800  CSX Corp. ........................................      173
   1,400  Deere & Co. ......................................       49
   4,000  Dow Chemical Co. .................................      281
   8,100  Du Pont (EI) de Nemours Co. ......................      566
   5,500  Duke Power Co. ...................................      261
   5,500  Eastman Kodak Co. ................................      367
   6,848  Eli Lilly & Co. ..................................      385
   3,700  Enron Corp. ......................................      141
   5,800  Entergy Corp. ....................................      170
  13,500  Exxon Corp. ......................................    1,082
   5,500  Federal National Mortgage Association ............      683
   5,500  FPL Group, Inc. ..................................      255
   2,100  Gannett Co., Inc. ................................      129
  17,500  General Electric Co. .............................    1,260
   8,800  General Motors Corp. .............................      465
   2,700  General Motors Corp. 'E' .........................      140
   1,700  General RE Corp. .................................      264
   2,700  Goodyear Tire & Rubber Co. .......................      123
  +1,400  Harrah's Entertainment, Inc. .....................       34
   5,500  Hewlett-Packard Co. ..............................      461
   5,150  H.J. Heinz Co. ...................................      171
   5,400  Home Depot, Inc. .................................      259
   8,100  Intel Corp. ......................................      460
   6,200  International Business Machines Corp. ............      569
   1,900  International Game Technology ....................       21
   2,700  International Paper Co. ..........................      102

    8
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

---------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  UNITED STATES (CONT.)
  +1,600  ITT Corp .........................................  $    85
  +1,600  ITT Hartford Group, Inc. .........................       77
   1,600  ITT Industries, Inc. .............................       38
   3,200  J.C. Penney Co., Inc. ............................      152
   6,200  Johnson & Johnson ................................      531
   8,200  Kmart Corp. ......................................       59
   2,700  May Department Stores Co. ........................      114
   6,800  McDonald's Corp. .................................      307
   2,700  Melville Corp. ...................................       83
  13,600  Merck & Co., Inc. ................................      894
  +5,500  Microsoft Corp. ..................................      483
   5,500  Minnesota Mining & Manufacturing Co. .............      364
   4,700  Mobil Corp. ......................................      526
   1,700  Monsanto .........................................      208
   2,700  Morgan (J.P.) & Co., Inc. ........................      217
   6,700  Motorola, Inc. ...................................      382
   5,500  NationsBank Corp. ................................      383
   2,200  Norfolk Southern Corp. ...........................      175
   5,900  Norwest Corp. ....................................      195
  +4,200  Novell, Inc. .....................................       60
   1,200  Nucor Corp. ......................................       69
  +2,700  Oracle System Corp. ..............................      114
   7,900  Pacific Gas & Electric Co. .......................      224
   9,200  PepsiCo, Inc. ....................................      514
   2,900  Pfizer, Inc. .....................................      183
   8,700  Philip Morris Cos., Inc. .........................      787
   1,700  PPG Industries, Inc. .............................       78
   8,100  Procter & Gamble Co. .............................      672
   8,200  Public Service Enterprise Group, Inc. ............      251
   5,500  Rockwell International Corp. .....................      291
   6,200  SBC Communications, Inc. .........................      357
   2,800  SCE Corp. ........................................       50
   5,300  Schering-Plough Corp. ............................      290
   5,500  Sears, Roebuck & Co. .............................      214
   8,200  Southern Co. .....................................      202
   5,400  Sprint Corp. .....................................      215
   2,700  Suntrust Banks, Inc. .............................      185
  +9,100  Tele-Communications, Inc., 'A' ...................      181
   5,500  Texas Utilities Co. ..............................      226
   2,700  The Dun & Bradstreet Corp. .......................      175
   5,500  The Limited, Inc. ................................       96
   5,500  Time Warner, Inc. ................................      208
  +5,500  Toys 'R' Us, Inc. ................................      120
     +20  Transport Holdings, Inc., 'A' ....................        1
   4,300  Travelers, Inc. ..................................      270
   1,400  U.S. Healthcare, Inc. ............................       65
   2,600  Union Pacific Corp. ..............................      172
  +3,100  Viacom, Inc. 'B' .................................      147
  16,400  Wal-Mart Stores, Inc. ............................      367
   5,900  Walt Disney Co. ..................................      348
     800  Wells Fargo & Co. ................................      173
   8,200  Westinghouse Electric Corp. ......................      135
   5,500  Weyerhaeuser Co. .................................      238
   4,900  WMX Technologies, Inc. ...........................      146
                                                              -------
                                                               30,997
                                                              -------
TOTAL COMMON STOCKS (COST $76,549)..........................   86,886
                                                              -------
PREFERRED STOCKS (0.2%)
  AUSTRALIA (0.1%)
  16,100  News Corp. Ltd. ..................................       75
                                                              -------
  GERMANY (0.1%)
     200  RWE AG  ..........................................       56
                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
     400  SAP AG ...........................................  $    61
                                                              -------
                                                                  117
                                                              -------
  ITALY (0.0%)
  15,000  Fiat S.p.A.  .....................................       27
                                                              -------
TOTAL PREFERRED STOCKS (COST $213)..........................      219
                                                              -------
INVESTMENT COMPANIES (4.0%)
  UNITED STATES (4.0%)
@136,000  Morgan Stanley Emerging Markets Fund, Inc. .......    2,142
@+100,000 Morgan Stanley India Investment Fund, Inc. .......      913
 @20,000  Thai Fund, Inc. ..................................      447
  20,000  The Korea Fund, Inc. .............................      440
                                                              -------
TOTAL INVESTMENT COMPANIES (COST $3,978)....................    3,942
                                                              -------
  NO. OF
  RIGHTS
--------
RIGHTS (0.0%)
  SPAIN (0.0%)
  +3,500  Ercros S.A., expiring 1/5/96 (COST $0) ...........       --
                                                              -------
  NO. OF
WARRANTS
--------
WARRANTS (0.0%)
  BELGIUM (0.0%)
     +61  Petrofina S.A., expiring 6/3/97 ..................        1
                                                              -------
  HONG KONG (0.0%)
  +2,000  Applied International Holdings Ltd. expiring
            12/30/99 .......................................       --
                                                              -------
  ITALY (0.0%)
    +420  R.A.S. S.p.A. Savings Shares, expiring
            12/31/97 .......................................        1
    +880  R.A.S. S.p.A., expiring 11/30/97 .................        4
                                                              -------
                                                                    5
                                                              -------
  UNITED KINGDOM (0.0%)
    +119  British Aerospace plc, expiring 11/15/00 .........        1
                                                              -------
TOTAL WARRANTS (COST $0)....................................        7
                                                              -------
  NO. OF
   UNITS
--------
UNITS (0.1%)
  AUSTRALIA (0.0%)
  15,447  Westfield Trust ..................................       28
                                                              -------
  UNITED KINGDOM (0.1%)
   4,800  SmithKline Beecham (1 'B' share common plus 1
            preferred share) ...............................       52
                                                              -------
TOTAL UNITS (COST $70)......................................       80
                                                              -------
    FACE
  AMOUNT
   (000)
--------
CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
$       29 Sanofi S.A. 4.00%, 1/1/00.........................      22
                                                              -------
  ITALY (0.0%)
ITL  2,125 Mediobanca S.p.A. 6.00%, 12/31/02 ................       1
     1,575 Saffa S.p.A. 9.25%, 1/1/01 .......................       1
                                                              -------
                                                                    2
                                                              -------
TOTAL CONVERTIBLE DEBENTURES (COST $21).....................       24
                                                              -------
TOTAL FOREIGN & U.S. SECURITIES (92.3%) (COST $80,831)......   91,158
                                                              -------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

---------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

    FACE
  AMOUNT                                                        VALUE
   (000)                                                        (000)
---------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.4%)
  REPURCHASE AGREEMENT (2.4%)
    UNITED STATES
$    2,340 The Chase Manhattan Bank, N.A., 5.35%, dated
            12/29/95 due 1/2/96, to be repurchased at
            $2,342, collateralized by $2,155 U.S. Treasury
            Notes, 7.50%, due 11/15/01, valued at $2,389
            (COST $2,340) ..................................  $ 2,340
                                                              -------
TOTAL INVESTMENT IN SECURITIES (COST $83,171)...............   93,498
                                                              -------
FOREIGN CURRENCY (0.1%)
AUD   25  Australian Dollar.................................       19
BEF   401 Belgian Franc.....................................       14
GBP    6  British Pound.....................................        9
CAD   46  Canadian Dollar...................................       34
DEM    8  Deutsche Mark.....................................        6
FRF    26 French Franc......................................        5
    FACE
  AMOUNT                                                        VALUE
   (000)                                                        (000)
---------------------------------------------------------------------
HKD   49  Hong Kong Dollar..................................  $     6
NLG   20  Netherland Guilder................................       12
SGD   31  Singapore Dollar..................................       22
ESP   119 Spanish Peseta....................................        1
CHF    2  Swiss Franc.......................................        2
                                                              -------
TOTAL FOREIGN CURRENCY (COST $129)..........................      130
                                                              -------
TOTAL INVESTMENTS (94.8%) (COST $83,300)....................   93,628
OTHER ASSETS IN EXCESS OF LIABILITIES (5.2%)................    5,146
                                                              -------
NET ASSETS (100%)...........................................  $98,774
                                                              -------
                                                              -------

---------------
+     -- Non-income producing securities
@     -- The Fund is Advised by an Affiliate
NCS   -- Non Convertible Shares
RFD   -- Ranked for Dividends
ITL   -- Italian Lira

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of forward foreign currency contracts open at December 31, 1995, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

                                                                            NET
                                                                         UNREALIZED
   CURRENCY                                   IN EXCHANGE                  GAIN
  TO DELIVER       VALUE     SETTLEMENT           FOR          VALUE      (LOSS)
    (000)          (000)        DATE             (000)         (000)       (000)
--------------    -------    -----------     -------------    -------    ---------
DEM      2,462    $ 1,717       1/4/96       $      1,725     $ 1,725    $      8
FRF      8,572      1,750       1/4/96       $      1,725       1,725         (25)
CHF      2,173      1,896      2/28/96       $      1,795       1,795        (101)
DEM      2,153      1,506       4/3/96       $      1,500       1,500          (6)
BEF    131,233      4,467      4/30/96       $      4,650       4,650         183
DEM        429        301      4/30/96       $        300         300          (1)
JPY  2,358,846     23,423      4/30/96       $     27,463      27,463       4,040
$        2,900      2,900      4/30/96         BEF 82,839       2,820         (80)
$        1,030      1,030      7/31/96          NLG 1,685       1,061          31
NLG      4,577      2,882      7/31/96       $      3,000       3,000         118
JPY        391      4,195      8/14/96       $      4,565       4,565         370
$        3,325      3,325      8/30/96        JPY 292,833       2,928        (397)
                  -------                                     -------    ---------
                  $49,392                                     $53,532    $  4,140
                  -------                                     -------    ---------
                  -------                                     -------    ---------

------------
BEF   -- Belgian Franc
DEM   -- Deutsche Mark
FRF   -- French Franc
JPY   -- Japanese Yen
NLG   -- Netherland Guilder
CHF   -- Swiss Franc

--------------------------------------------------------------------------------
        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                                              PERCENT
                                                     VALUE    OF NET
INDUSTRY                                             (000)    ASSETS
--------------------------------------------------  --------  ------
Finance...........................................  $ 22,050   22.4%
Consumer Goods....................................    17,802   18.0
Services..........................................    15,267   15.5
Capital Equipment.................................    11,365   11.5
Energy............................................    10,596   10.7
Multi-Industry....................................     7,159    7.2
Materials.........................................     6,825    6.9
Mining............................................        94    0.1
                                                    --------  ------
                                                    $ 91,158   92.3%
                                                    --------  ------
                                                    --------  ------

    10
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND
-------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australian Dollar           1.5%
British Pound
Sterling                    5.8%
Canadian Dollar             5.1%
Danish Krone                6.1%
Deutsche Mark              15.8%
French Franc                6.3%
Irish Punts                 1.1%
Italian Lira                4.4%
Japanese Yen                8.3%
Netherland Guilder          1.7%
New Zealand Dollar          2.0%
Spanish Peseta              5.2%
Swedish Krona               3.1%
United States Dollar       29.5%
Other                       4.1%

TOP FIVE HOLDINGS
                                                                      VALUE
SECURITY                                           CURRENCY           (000)
----------------------------------------  --------------------------  ------
United States Treasury Notes 7.50%,
 11/15/01                                    United States Dollar     $2,000
Treuhandanstalt 6.75%, 5/13/04                  Deutsche Mark          1,463
Government National Mortgage Association
 TBA 8.50%, 1/15/26                          United States Dollar      1,050
French Treasury Bill 7.75%, 4/12/00              French Franc          1,007
United Kingdom 7.00%, 11/6/01                   British Pound            933

TOP FIVE CURRENCY DENOMINATIONS
                                    PERCENT
                                       OF
                          VALUE       NET
CURRENCY                  (000)      ASSETS
---------------------    -------    --------
United States Dollar     $ 4,702       29.5%
Deutsche Mark              2,529       15.8
Japanese Yen               1,326        8.3
French Franc               1,007        6.3
Danish Krone                 976        6.1

                                               TOTAL RETURNS**
                        -------------------------------------------------------------
                                                                     AVERAGE ANNUAL
                               YTD                ONE YEAR           SINCE INCEPTION
                        -----------------     -----------------     -----------------
                         WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                        SALES      SALES      SALES      SALES      SALES      SALES
                        CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
-------------------------------------------------------------------------------------
-----------------------------------------------------------
Class A Shares           0.68%      5.71%     12.06%     17.65%      6.78%      8.54%
-------------------------------------------------------------------------------------
Class B+ Shares         -0.42%      4.58%      N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------------
Class C Shares           4.30%      5.30%     15.63%     16.63%      7.63%      7.63%
-------------------------------------------------------------------------------------
J.P. Morgan Traded
Global Bond Index        N/A        3.24%      N/A       19.31%      N/A       10.74%
-------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class  B shares were renamed  Class C shares on May  1, 1995. Current Class B shares have been offered since August 1, 1995.
The J.P. Morgan Traded Global Bond Index is an unmanaged index of government bond issues that include Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States excluding withholding tax.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Global Fixed Income Fund  seeks to produce an  attractive real  rate of return while preserving capital by investing in
fixed  income  securities   of  U.S.   and  foreign   issuers
denominated in U.S. dollars and in other currencies.

For the six month period ended December 31, 1995, the Fund had a total return exclusive of sales charge of 5.71% for the Class A shares, 4.58% for the Class B shares and 5.30% for the Class C shares, and a total return with sales charge of 0.68% for the Class A shares, -0.42% for the Class B shares and 4.30% for the Class C shares, as compared to a total return of 3.24% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the one year period ended December 31, 1995, the Fund had a total return exclusive of sales charges of 17.65% for the Class A shares and 16.63% for the Class C shares, and a total return with sales charge of 12.06% for the Class A shares and 15.63% for the Class C shares as compared with 19.31% for the Index for the same period. For the period from inception on January 4, 1993 through December 31, 1995, the average annual total return of the Fund exclusive of sales charge was 8.54% for the Class A shares and 7.63% for the Class C shares, and 6.78% for the Class A shares with sales charge, as compared to 10.74% for the Index for the same period. Class B shares held prior to May 1, 1995 were renamed Class C shares. The Fund began offering the current Class B shares on August 1, 1995.

All global fixed income markets registered positive local currency returns in the second half of 1995, ranging from 1% in Japan to over 15% in Sweden. The dominant factor fueling the rally was a continued drop in short rate expectations in response to weaker than anticipated economic data and subdued inflationary pressures.

U.S. Treasury bonds steadily rallied during the period and by year end the 30-year long bond was trading around a 6.0% yield level, the lowest since October 1993. The average return was 5.9%
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   and the highest returns came from longer duration securities. The yield spreads on mortgage bonds typically widened over Treasuries as they lagged the rally and prepayment risk increased. However, corporate spreads remained tight. The market continued to expect a relaxation of monetary policy by the Federal Reserve as various indicators confirmed that economic activity was declining from the pace experienced earlier in the year. This easing initially occurred in July when the Fed Funds rate was lowered by 0.25% to 5.75%, with another 0.25% reduction occurring in December. The authorities cited the continued benign inflation outlook in justifying their moves. The market shrugged off the continued impasse over the budget deficit negotiations, believing an eventual agreement involving a reduced deficit would be a positive factor for the market. Expectations of the Fed moving to a slightly less restrictive stance remained in place as evidenced by ten-year yields finishing the year no higher than cash rates. The Fund maintained a neutral to slightly longer than benchmark duration throughout the period, with tactical shifts into the mortgage sector. An underweight allocation was maintained in preference to European bonds.

                   Canadian bonds outperformed their U.S. counterparts across the maturity spectrum and the market offered an average return of 7.9%. The narrow defeat of the Quebec separatist movement in the September referendum removed some risk premium, allowing an immediate rally in the market and an easing of interest rates by the Bank of Canada. Subdued inflation, credible fiscal tightening, high real interest rates and the scope for further rate cuts also aided performance. The Fund increased its exposure to an overweight position after the referendum. An overweight position was held in the Australian and New Zealand markets, where the former returned an overall 8.5%. Economic activity continued to moderate over the period but the Reserve Bank resisted the pressure to lower rates as underlying inflation broke above their target ranges. New Zealand bonds returned 5.2%. The yield curve remained inverse as the Reserve Bank remained hawkish on inflation and increased rates in December.

                   The Japanese market performed poorly in the second half of the year with benchmark yields rising from the all-time lows of 2.5% they had reached in July. Although the Official Discount Rate had fallen to a record low of 0.5% by September the market succumbed to yen weakness, a recovery in the stock market and the authorities finally acknowledging the need to reliquify and stimulate the economy. The yield curve moved to an historically steep position as longer dated yields rose relative to shorts. The impact of fiscal stimulus, a deteriorating budget deficit and the weaker yen will probably put further upward pressure on yields although they are likely to be capped by the prospect of only moderate economic recovery with continued disinflation. The Fund maintained a low allocation to the market but tactically increased duration slightly in November in anticipation of yield curve flattening.
"1995 HAS PROVEN TO BE AN EXCEPTIONALLY GOOD YEAR FOR BOND INVESTORS WHO HAVE ENJOYED DOUBLE DIGIT RETURNS ACROSS ALL MARKETS."

                   European bonds performed well, particularly in the latter part of the year, as short rate expectations fell in response to increasingly disappointing economic data. The German market produced a return of 8.5% as deteriorating business surveys and industrial production data together with declining inflation encouraged the Bundesbank to allow its money market repo rates to fall below 4.0%. The discount rate was reduced in August and then December when it fell to 3.0%, the lowest level since 1987. The German yield curve steepened to a historic extreme, but longer dated bonds produced the highest returns. After underperforming in the first part of the year, most other European markets recovered strongly and narrowed their yield spread over German bonds. Improving fundamentals and the general bond friendly environment gave investors confidence to diversify into higher yielding assets. The best performer was Sweden, boosted by the prospects of a lower budget deficit, lower short rates and a positive inflation outlook. The prospects for Monetary Union cast uncertainty over European markets, although most countries reaffirmed their commitment to the concept at a November summit meeting. The Fund remained overweight in Europe throughout the period, with a long overall duration reflecting attractive valuations and steep yield curves. Holdings were actively switched between markets and the overweight total position in the higher yielders was a positive for performance.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   On the foreign exchanges the dollar ended the period 4.0% stronger against the deutschemark and 20% higher against the yen, with most of the gains occurring in the third quarter. It recovered sharply from the lows of early 1995, particularly against the yen, following aggressive central bank intervention. This generated speculation of a G7 agreement to bring the dollar more into line with fundamentals and an acknowledgment of the dangers of an implosion of the Japanese economy. The Fund maintained an overweight exposure to the dollar by hedging some European currency exposure. This also earned a hedging premium due to interest rate differentials. The Fund was underweight the yen throughout the period. The Fund also hedged some of its Canadian dollar exposure because of an erosion of rate differentials with the U.S. and the Bank of Canada's overt desire to stimulate the economy through looser monetary policy and a trade competitiveness. On the European cross rates, the general trend was for higher yielding currencies to recover from their depreciations in the first half of the year. Sterling was the weakest European currency, falling to new all-time lows on a trade weighted basis, undermined by weaker economic data, poor trade figures and political worries. Monetary Union uncertainties continued to give the Swiss franc a strong bid, despite official protestations of the resultant damage to the Swiss economy.

                   1995 has proved to be an exceptionally good year for bond investors who have enjoyed double digit returns across all markets. The current environment of structurally subdued inflation, stable or slightly lower interest rates, below potential economic growth and restrained fiscal policies would suggest there is little on the horizon to threaten a significant reversal of recent gains in the near future. Parallels are naturally being drawn with the situation at the end of 1993, but a repeat of 1994's simultaneous growth surge and bond market carnage seems unlikely this time around. Market valuations are less stretched than in late 1993 with real yields higher, the overhang of leverage less of a risk and the global environment of slow nominal growth more firmly entrenched than two years ago. The policy priorities of major nations are also different from late 1993 with greater emphasis on the need for medium term fiscal responsibility in the U.S. and Europe and a stronger commitment in Japan to fighting deflation.

                   Despite this benign background it is clear that 1995's fall in yields is most unlikely to be repeated this year. Any pick up in economic prospects later in the year is likely to result in a move to higher yields. In relative terms European markets appear to offer better protection that the U.S. and Japan.

                   Starting from reasonably cheap valuation levels, prospects for the dollar seem quite encouraging for 1996. There appears an international desire to push the dollar higher to ease the strain on growth in European economies and Japan. Although the current U.S. budget negotiations are unlikely to offer a quick solution to U.S. fiscal problems, the deficit as a percentage of GDP is the lowest for fifteen years and better than most other nations. A falling current account deficit with Japan should further aid the USD/JPY rate. Arguably the value of the dollar has yet to fully reflect the competitive advances of the U.S. corporate sector and the recent strength of U.S. financial markets.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

         FACE
       AMOUNT                                                        VALUE
        (000)                                                        (000)
--------------------------------------------------------------------------
FIXED INCOME SECURITIES (95.9%)
  AUSTRALIAN DOLLAR (1.5%)
    GOVERNMENT BOND
   AUD    300  Government of Australia 9.50%, 8/15/03............  $   241
                                                                   -------
  BRITISH POUND STERLING (5.8%)
    GOVERNMENT BOND
  GBP     600  United Kingdom 7.00%, 11/6/01.....................      933
                                                                   -------
  CANADIAN DOLLAR (5.1%)
    EUROBOND
  CAD     600  Export-Import Bank of Japan 7.75%, 10/8/02........      454
                                                                   -------
    GOVERNMENT BOND
          475  Government of Canada 7.50%, 12/1/03...............      359
                                                                   -------
  TOTAL CANADIAN DOLLAR..........................................      813
                                                                   -------
  DANISH KRONE (6.1%)
    GOVERNMENT BONDS
  DKK   2,200  Kingdom of Denmark 8.00%, 11/15/01................      424
        2,550  Kingdom of Denmark 7.00%, 12/15/04................      457
          500  Kingdom of Denmark 8.00%, 3/15/06.................       95
                                                                   -------
  TOTAL DANISH KRONE.............................................      976
                                                                   -------
  DEUTSCHE MARK (15.8%)
    GOVERNMENT BONDS
   DEM    850  Treuhandanstalt 6.875%, 6/11/03...................      630
          600  Bundesrepublik 6.50%, 7/15/03.....................      436
        2,000  Treuhandanstalt 6.75%, 5/13/04....................    1,463
                                                                   -------
  TOTAL DEUTSCHE MARK............................................    2,529
                                                                   -------
  FRENCH FRANC (6.3%)
    GOVERNMENT BOND
 FRF    4,600  French Treasury Bill 7.75%, 4/12/00...............    1,007
                                                                   -------
  IRISH PUNTS (1.1%)
    GOVERNMENT BOND
 IEP      100  Republic of Ireland 9.25%, 7/11/03................      178
                                                                   -------
  ITALIAN LIRA (4.4%)
    GOVERNMENT BOND
ITL 1,100,000  Republic of Italy 10.50%, 11/1/00.................      698
                                                                   -------
  JAPANESE YEN (8.3%)
    EUROBONDS
 JPY   70,000  Japan Development Bank 6.50%, 9/20/01.............      828
       45,000  World Bank 4.75%, 12/20/04........................      498
                                                                   -------
  TOTAL JAPANESE YEN.............................................    1,326
                                                                   -------
  NETHERLANDS GUILDER (1.7%)
    GOVERNMENT BOND
  NLG     400  Government of the Netherlands 7.75%, 1/15/00......      275
                                                                   -------
  NEW ZEALAND DOLLAR (2.0%)
    GOVERNMENT BONDS
  NZD     250  Government of New Zealand 8.00%, 7/15/98..........      164
          250  Government of New Zealand 6.50%, 2/15/00..........      158
                                                                   -------
  TOTAL NEW ZEALAND DOLLAR.......................................      322
                                                                   -------

         FACE
       AMOUNT                                                        VALUE
        (000)                                                        (000)
--------------------------------------------------------------------------
SPANISH PESETA (5.2%)
  GOVERNMENT BOND
ESP     97,000 Government of Spain 10.30%, 6/15/02...............  $   827
                                                                   -------
SWEDISH KRONA (3.1%)
  GOVERNMENT BOND
SEK      3,100 Government of Sweden 10.25%, 5/5/00...............      501
                                                                   -------
UNITED STATES DOLLAR (29.5%)
  CORPORATE BOND (1.4%)
$         #200 Prudential Insurance Co. 8.30%, 7/1/25............      215
                                                                   -------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (28.1%)
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
           99  Pool #341930 8.00%, 7/15/08.......................      104
        1,000  TBA 8.50%, 1/15/26................................    1,050
          100  TBA ARM 6.00%, 1/20/26............................      101
                                                                   -------
                                                                     1,255
                                                                   -------
      U.S. TREASURY BOND
          100  8.875%, 8/15/17...................................      134
                                                                   -------
      U.S. TREASURY NOTES
        ++360  5.00%, 1/31/99....................................      357
      ++1,815  7.50%, 11/15/01...................................    2,000
          710  6.25%, 2/15/03....................................      741
                                                                   -------
                                                                     3,098
                                                                   -------
                                                                     4,487
                                                                   -------
TOTAL UNITED STATES DOLLAR.......................................    4,702
                                                                   -------
TOTAL FIXED INCOME SECURITIES (COST $14,763).....................   15,328
                                                                   -------
SHORT-TERM INVESTMENT (8.5%)
  REPURCHASE AGREEMENT (8.5%)
    UNITED STATES DOLLAR
        1,365  The Chase Manhattan Bank, N.A., 5.35%, dated
                 12/29/95, due 1/2/96, to be repurchased at
                 $1,366, collateralized by $1,255 U.S. Treasury
                 Notes, 7.50%, due 11/15/01, valued at $1,391
                 (COST $1,365)...................................    1,365
                                                                   -------
TOTAL INVESTMENTS IN SECURITIES (COST $16,128)...................   16,693
                                                                   -------
FOREIGN CURRENCY (0.1%)
JPY      1,069 Japanese Yen (COST $10)...........................       10
                                                                   -------
TOTAL INVESTMENTS (104.5%) (COST $16,138)........................   16,703
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.5%)....................     (722)
                                                                   -------
NET ASSETS (100%)................................................  $15,981
                                                                   -------
                                                                   -------

---------------
++    --    A   portion  of  this   security  was  pledged  as
            collateral for delayed delivery securities.
#     --    144A Security -- certain conditions for public
            sale may exist.
ARM   --    Adjustable Rate Mortgages
TBA   --    Security is subject to delayed delivery.

    14
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency contracts open at December 31, 1995, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or as indicated below:

  CURRENCY                             IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT       FOR        VALUE    NET UNREALIZED GAIN
    (000)        (000)       DATE         (000)       (000)       (LOSS) (000)
-------------  ---------  -----------  -----------  ---------  -------------------
JPY    1,069   $      10      1/4/96    $       11  $      11       $       1
NLG      900         562     2/13/96    $      567        567               5
$        312         312     2/13/96    NLG   500         312              --
CAD      400         293     2/14/96    $     295         295               2
JPY   40,000         390     2/14/96    $     405         405              15
$        198         198     2/14/96    JPY 20,000        195              (3)
DEM      500         349     2/20/96    $     357         357               8
DEM    1,000         699      3/6/96    $     699         699              --
FRF    2,300         470      3/7/96    $     462         462              (8)
               ---------                            ---------             ---
               $3,283                               $   3,303       $      20
               ---------                            ---------             ---
               ---------                            ---------             ---

---------------

CAD   --    Canadian Dollar
DEM   --    Deutsche Mark
FRF   --    French Franc
JPY   --    Japanese Yen
NLG   --    Netherlands Guilder

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND
-------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

China             1.2%
Hong Kong        26.7%
India             0.7%
Indonesia         5.4%
Korea             3.9%
Malaysia         19.0%
Philippines       5.8%
Singapore        12.8%
Taiwan            1.8%
Thailand         13.3%
Other             9.4%

TOP FIVE HOLDINGS
                                                         VALUE
SECURITY                                    COUNTRY      (000)
----------------------------------------  ------------  --------
Cheung Kong Holdings Ltd.                  Hong Kong    $ 14,832
Hutchison Whampoa Ltd.                     Hong Kong      11,927
Hong Kong & Shanghai Bank                  Hong Kong      10,799
Malayan Banking Bhd.                        Malaysia      10,790
Hong Kong Telecommunications Ltd.          Hong Kong       9,700

TOP FIVE SECTORS
                                    PERCENT
                                      OF
                          VALUE       NET
INDUSTRY                  (000)     ASSETS
---------------------    -------    -------
Services                 $67,910      20.3%
Finance                   67,806      20.3
Real Estate               59,680      17.8
Multi-Industry            31,429       9.4
Capital Equipment         25,380       7.6

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                 YTD                ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
------------------------------------------------------------
Class A Shares            -5.85%     -1.16%      1.30%      6.36%     12.02%     14.20%
---------------------------------------------------------------------------------------
Class B+ Shares           -8.11%     -3.27%       N/A        N/A        N/A        N/A
---------------------------------------------------------------------------------------
Class C Shares            -2.53%     -1.54%      4.49%      5.49%     13.40%     13.40%
---------------------------------------------------------------------------------------
MSCI CFEF ex-Japan
index                       N/A      -0.17%       N/A       6.81%       N/A      17.52%
---------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class  B shares were renamed  Class C shares on May  1, 1995. Current Class B shares have been offered since August 1, 1995.
The Morgan Stanley Capital International (MSCI) Combined Far East Free (CFEF) ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Taiwan and Thailand (assumes dividends reinvested).

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Asian Growth Fund is long-term capital appreciation through investment in the stock markets of Asia excluding Japan. The benchmark for investment performance is the Morgan Stanley Capital International (MSCI) Combined Far East Free ex-Japan Index.

For the six month period ended December 31, 1995, the Fund had a total return exclusive of sales charge of -1.16% for the Class A shares, -3.27% for the Class B shares and -1.54% for the Class C shares, and a total return with sales charge of -5.85% for the Class A shares, -8.11% for the Class B shares and -2.53% for the Class C shares, as compared to a total return of -0.17% for the Morgan Stanley Capital
International (MSCI) Combined Far East Free ex-Japan Index (the "Index"). For the one year period ended December 31, 1995, the Fund had a total return exclusive of sales charge of 6.36% for the Class A shares and 5.49% for the Class C shares, and a total return with sales charge of 1.30% for Class A shares and 4.49% for the Class C shares as compared with 6.81% for the Index for the same period. For the period from inception on June 23, 1993 through December 31, 1995, the average annual total return for the Fund exclusive of sales charge was 14.20% for the Class A shares and 13.40% for the Class C shares and 12.02% for the Class A shares with sales charge, as compared to 17.52% for the Index for the same period. Class B shares held prior to May 1, 1995 were renamed Class C shares. The Fund began offering the current Class B shares on August 1, 1995.

The Asian markets  as represented  by the  MSCI Combined  Far
East  Free  ex-Japan Index  increased by  a moderate  6.8% in
1995, which was  largely an extension  of the correction  and consolidation  that  took  place since  early  1994  when the liquidity bubble was pricked. The performance, however, paled in comparison  with  the  developed markets,  many  of  which achieved  double-digit market appreciation  of between 15-35%
in 1995. With the exception of Hong Kong which rose 18%,  the
Asian  markets generally did  not benefit from  a more benign external economic environment  which led to  a surge in  bond and  equity  prices in  many  parts of  the  world. Portfolio investment flows into  Asia in 1995  were down  significantly from  the  1993/94  level,  as funds  were  attracted  to the developed markets  led by  the U.S.  where unexpectedly  weak economies  and low inflation resulted in significant declines
in  interest  rates.  Investors  had  also  largely   avoided
emerging markets following the Mexico crisis which led to higher risk premiums being attached to countries with weak economic fundamentals.
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   Hong Kong emerged as the best performing market in Asia as a result of its currency peg which benefitted directly from the U.S. monetary easing. Singapore also performed strongly because of its strong economic fundamentals and relative valuation attractions. Concerns over overheating, higher inflation and growing external deficits after several years of strong GDP growth had put upward pressure on interest rates in some Asian markets such as Thailand, Philippines and Malaysia. The subsequent downgrading of earnings growth forecasts caused a sell-off in these markets and resulted in their underperformance. The Taiwanese and Korean markets benefitted strongly from a boom in sales of semiconductors, electronics and computer-related products. However, these positive factors were overwhelmed by political concerns which caused stock prices to plummet. Taiwan was one of the worst performing markets in the world last year as tensions between China and Taiwan escalated following Taiwanese President Lee Teng Hui's high-profile visit to the U.S.

                   1996 has got off to an encouraging start, with many Asian markets recovering strongly from their low levels seen in 1995. The rally was to a large extent triggered by the return of foreign funds. According to Salomon Brothers, U.S. mutual fund cash flows into non-Japan Asia for the first 3 weeks of 1996 have already exceeded the total inflow for the whole of 1995.

                   We expect the Asian markets to revert to their secular growth rate of between 15% to 20% in 1996 after two years of correction and below-trend performance. While a moderate slowdown in economic growth is expected in 1996 (from 7.5% to 7.1%), the Asian economies are generally in better shape than they were last year. With cyclical pressure beginning to unwind in many Asian countries, inflation should ease from an estimated 7% in 1995 to slightly below 6% in 1996. This should give rise to less restrictive monetary policies and make interest rate cuts possible. While lower U.S. interest rates will support liquidity flows into Asia, attractive equity valuations should lend further credence to the Asian story.

                   Politics is likely to be the major potential concern for 1996. Tensions between China and Taiwan could build up again ahead of Taiwan's first ever presidential election in March, although the prospect for a major military confrontation seems remote. In South Korea, uncertainties ahead of the National Assembly elections scheduled for April do not augur well for the stock market.
"WE EXPECT THE ASIAN MARKETS TO REVERT TO THEIR SECULAR GROWTH RATE..."

                   As the largest and most liquid Asian market with modest equity valuation, we expect Hong Kong to continue to do well in 1996. The market is underpinned by a favorable interest rate trend, the bottoming of the economic and real estate cycle. The expected relaxation of China's austerity program should benefit Hong Kong further. Singapore should continue to attract its fair share of international fund flows given its robust economy and currency attraction. We remain very selective in Malaysia, Thailand, Indonesia and the Philippines, where economic and interest rate risks are relatively higher. Their overall market risk-reward profile has deteriorated following their recent strong showing. Their relative attraction should improve once their economic imbalance is contained. Elsewhere, Taiwan and South Korea have borne the brunt of political tensions last year. As these markets are trading near their respective historical low multiples, we expect a significant rebound from the current low levels once we get over the height of the political uncertainties.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
COMMON STOCKS (90.6%)
  AUSTRALIA (0.0%)
      +12,000  Odin Mining & Investment Co. Ltd. ................  $      2
                                                                   --------
  CHINA (1.2%)
      435,600  China Merchants Shokou Port Services 'B'..........       158
    3,032,000  Harbin Power Equipment Co. .......................       447
      +30,000  Jilin Chemical Industrial Co. ADR ................       645
      709,800  Jinqiao Export Processing Zone Development Co.
                 Ltd. 'B' .......................................       265
    5,519,000  Maanshan Iron & Steel Co. Ltd. ...................       771
     +188,800  Shanghai Refrigerator Compressor Co. Ltd. 'B' ....        67
      165,500  Shanghai Tire & Rubber 'B' .......................        34
   +1,967,700  Shenzhen North Jainshe Motorcycle Co. Ltd. .......       814
    4,052,000  Yizheng Chemical Fibre Co. 'H' ...................       912
                                                                   --------
                                                                      4,113
                                                                   --------
  HONG KONG (26.7%)
    8,020,000  Charoen Pokphand Co. .............................     3,215
    2,435,000  Cheung Kong Holdings Ltd. ........................    14,832
      573,000  China Light and Power Co. Ltd. ...................     2,638
    1,433,000  Citic Pacific Ltd. ...............................     4,902
   12,056,000  Guangdong Investments Ltd. .......................     7,250
      713,724  Hong Kong & Shanghai Bank ........................    10,799
      821,000  Hong Kong Electric Holdings ......................     2,691
    5,435,200  Hong Kong Telecommunications Ltd. ................     9,700
    3,157,000  Hopewell Holdings Ltd. ...........................     1,817
    1,958,000  Hutchison Whampoa Ltd. ...........................    11,927
    1,565,000  New World Development Co. Ltd. ...................     6,821
       +2,741  New World Infrastructure Ltd. ....................         5
      +59,000  Shandong Huaneng Power Development ...............       398
      601,100  Sun Hung Kai Properties Ltd. .....................     4,917
      730,300  Swire Pacific Ltd. 'A'............................     5,667
      972,000  Varitronix International Ltd. ....................     1,804
                                                                   --------
                                                                     89,383
                                                                   --------
  INDIA (0.7%)
       38,000  Grasim Industries Ltd. GDR........................       779
      #49,000  Hindalco Industries Ltd. .........................     1,666
                                                                   --------
                                                                      2,445
                                                                   --------
  INDONESIA (5.4%)
     *300,000  Asiana Imi Industries (Foreign)...................       157
     *350,000  Bank Bali (Foreign)...............................       689
     *920,000  Barito Pacific Timber (Foreign)...................       674
    *+750,000  Bimantara Citra (Foreign).........................       623
     *594,000  Charoen Pokphand Co. Ltd.(Foreign)................     1,208
     *143,600  Hanjaya Mandala Sampoerna (Foreign)...............     1,495
     *462,000  Indocement Tunggal (Foreign)......................     1,551
     *781,000  Indosat (Foreign).................................     2,835
     *393,000  Kalbe Farma (Foreign).............................     1,332
     *378,500  Kermika Indonesia Associasi (Foreign).............       182
   *1,400,000  Ometraco (Foreign)................................       689
     *334,000  Semen Gresik (Foreign)............................       935
  *+2,887,200  Sona Topas Tourism Industry (Foreign).............       821
     *311,000  Sorini Corp. (Foreign)............................     1,510
      *41,000  Suba Indah (Foreign)..............................        27
  *+1,257,500  Telekomunikasi (Foreign)..........................     1,650
     *656,000  Ultra Jaya Milk IDR (Foreign).....................       315

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
     *729,000  United Tractors (Foreign).........................  $  1,371
                                                                   --------
                                                                     18,064
                                                                   --------
  KOREA (3.9%)
       +2,367  Hyundai Engineering & Construction Co.............       109
      +34,560  Hyundai Engineering & Construction Co.
                 (Foreign).......................................     1,586
      *40,000  Korea Electric Power..............................     1,715
       *1,700  Korea Mobile Telecommunications Corp. ............     1,878
      +69,600  Pohang Iron & Steel Ltd...........................     1,523
      *22,330  Samsung Electronics Co............................     4,059
        *+147  Samsung Electronics Co. (Foreign).................        27
        #+222  Samsung Electronics Co. ADS.......................        21
         +188  Samsung Electronics Co. GDR (New).................        11
     #+10,000  Samsung Electronics Co. GDS (New).................       970
      #+1,127  Samsung Electronics Co. GDS (Euro 1/2
                 non-voting).....................................       108
      *45,530  Shinhan Bank......................................       999
                                                                   --------
                                                                     13,006
                                                                   --------
  MALAYSIA (19.0%)
       73,000  AMMB Holdings Bhd. ...............................       834
      649,000  Bandar Raya Developments Bhd. ....................       925
   *1,015,000  Genting Bhd. .....................................     8,473
      927,000  Land & General Bhd. ..............................     2,007
      769,000  Magnum Corp. Bhd. ................................     1,453
    1,280,500  Malayan Banking Bhd. .............................    10,790
    1,256,000  Malaysian International Shipping (Foreign)........     3,289
     +507,000  Petronas Gas Bhd. ................................     1,727
    2,670,000  Renong Bhd. ......................................     3,953
    1,481,000  Resorts World Bhd. ...............................     7,931
      650,000  Sime Darby Bhd. ..................................     1,727
    1,319,000  Tan & Tan Development.............................     1,127
     +601,000  Technology Resources Industries...................     1,775
      830,000  Telekom Malaysia Bhd. ............................     6,471
    1,414,000  Tenaga Nasional Bhd. .............................     5,568
      282,000  Time Engineering Bhd. ............................       655
      774,000  United Engineers Bhd. ............................     4,937
                                                                   --------
                                                                     63,642
                                                                   --------
  PHILIPPINES (5.8%)
    1,081,872  Ayala Corp. 'B'...................................     1,320
    1,238,125  Ayala Land, Inc. 'B'..............................     1,510
     #+18,384  Benpres Holdings Corp. GDR........................     1,592
   +1,738,400  C&P Homes, Inc. ..................................     1,276
   +1,926,000  DMCI Holdings, Inc. ..............................       690
     +609,600  Fil-Estate Land, Inc. ............................       459
    7,986,600  JG Summit Holding 'B'.............................     2,192
      384,865  Manilla Electric 'B'..............................     3,140
    5,282,500  Petron Corp. .....................................     2,719
       20,500  Philippine Long Distance Telephone Co.............     1,114
        9,800  Philippines Long Distance Telephone Co. ADR.......       530
      +37,978  Philippine National Bank 'B'......................       420
      289,380  San Miguel Corp. 'B'..............................       987
   +4,435,300  SM Prime Holdings, Inc. ..........................     1,268
                                                                   --------
                                                                     19,217
                                                                   --------
  SINGAPORE (12.8%)
      226,000  British-American Tobacco..........................       871
      659,800  City Developments Ltd. ...........................     4,804

    18
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
  SINGAPORE (CONT.)
      967,000  DBS Land Ltd. ....................................  $  3,268
      383,500  Development Bank of Singapore.....................     4,772
      158,000  Fraser & Neave Ltd. ..............................     2,011
      726,000  Keppel Corp. .....................................     6,467
      541,666  Oversea-Chinese Banking Corp. ....................     6,778
      259,000  Sembawang Corp. Ltd. .............................     1,437
      115,000  Singapore Airlines Ltd. (Foreign).................     1,073
       95,400  Singapore Press Holdings (Foreign)................     1,686
    1,556,000  Singapore Technologies Industrial Corp. ..........     3,520
      400,000  Straits Steamship Land Ltd. ......................     1,352
      561,000  Straits Trading Co. Ltd. .........................     1,317
      353,000  United Overseas Bank Ltd. ........................     3,394
                                                                   --------
                                                                     42,750
                                                                   --------
  TAIWAN (1.8%)
     +337,000  Acer, Inc. .......................................       778
     +228,000  Advanced Semiconductor Engineering, Inc. .........       552
     +918,000  Taiwan Semiconductor Co...........................     2,876
      667,500  United Micro Electronics Corp. Ltd. ..............     1,676
                                                                   --------
                                                                      5,882
                                                                   --------
  THAILAND (13.3%)
       94,100  Advanced Information Services Co. Ltd.
                 (Foreign).......................................     1,666
      614,800  Bangkok Bank Co. Ltd. (Foreign)...................     7,468
      144,300  Charoen Pokphand Feedmill Co. Ltd. (Foreign)......       676
      739,244  Finance One Co. Ltd. (Foreign)....................     5,135
       69,400  Land & House Co. Ltd. (Foreign)...................     1,140
      207,800  National Finance & Securities Co. Ltd.
                 (Foreign).......................................     1,114
      201,600  Phatra Thanakit Co. Ltd. (Foreign)................     1,729
       96,000  Shinawatra Computer Co. Ltd. (Foreign)............     2,363
       40,900  Siam Cement Co. Ltd. (Foreign)....................     2,267
      360,100  Siam Commercial Bank Co. Ltd. (Foreign)...........     4,746
   +1,500,000  Telecomasia Co. Ltd. (Foreign)....................     4,585
      738,900  Thai Farmer's Bank Co. (Foreign)..................     7,451
     +366,400  Thai Telephone & Telecommunications (Foreign).....     2,633
       92,000  United Communication Industry (Foreign)...........     1,176
      403,000  Wongpaitoon Footwear Co. Ltd. (Foreign)...........       436
                                                                   --------
                                                                     44,585
                                                                   --------
TOTAL COMMON STOCKS (COST $279,735)..............................   303,089
                                                                   --------

       NO. OF                                                         VALUE
     WARRANTS                                                         (000)
---------------------------------------------------------------------------
WARRANTS (0.0%)
  INDONESIA (0.0%)
    *+150,000  Ometraco Corp. expiring 7/12/00 (COST $0).........  $     --
                                                                   --------
TOTAL FOREIGN SECURITIES (90.6%) (COST $279,735).................   303,089
                                                                   --------
         FACE
       AMOUNT
        (000)
-------------
SHORT-TERM INVESTMENT (3.6%)
  REPURCHASE AGREEMENT (3.6%)
    UNITED STATES
 $     12,076  The Chase Manhattan Bank, N.A., 5.35%, dated
                 12/29/95, due 1/2/96, to be repurchased at
                 $12,084, collateralized by $9,815, U.S. Treasury
                 Bonds, 7.875%, due 2/15/21, valued at $12,318
                 (COST $12,076) .................................    12,076
                                                                   --------
TOTAL INVESTMENT IN SECURITIES (COST $291,811)...................   315,165
                                                                   --------
FOREIGN CURRENCY (0.3%)
  HKD   2,805  Hong Kong Dollar .................................       363
IDR 1,014,320  Indonesian Rupiah ................................       444
   MYR      4  Malaysian Ringgit ................................         1
  TWD   6,880  Taiwan Dollar ....................................       252
                                                                   --------
TOTAL FOREIGN CURRENCY (COST $1,058).............................     1,060
                                                                   --------
TOTAL INVESTMENTS (94.5%) (COST $292,869)........................   316,225
OTHER ASSETS IN EXCESS OF LIABILITIES (5.5%).....................    18,349
                                                                   --------
NET ASSETS (100%)................................................  $334,574
                                                                   --------
                                                                   --------

---------------
+      --  Non-income producing securities
*      --  Fair valued securities (totaling U.S. $35,215 or
           10.5% of net assets at December 31, 1995.) -- See
           Note A-1
#      --  144A Security -- Certain conditions for public
           sale may exist
ADR    --  American Depositary Receipt
ADS    --  American Depositary Shares
GDR    --  Global Depositary Receipt
GDS    --  Global Depositary Shares
IDR    --  International Depositary Receipt

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                         VALUE        PERCENTAGE OF
INDUSTRY                                 (000)          NET ASSETS
-----------------------------------     --------     ----------------
Services...........................     $ 67,910              20.3  %
Finance............................       67,806              20.3
Real Estate........................       59,680              17.8
Multi-Industry.....................       31,429               9.4
Capital Equipment..................       25,380               7.6
Energy.............................       19,671               5.9
Materials..........................       17,389               5.2
Consumer Goods.....................       13,824               4.1
                                        --------             -----
                                        $303,089              90.6  %
                                        --------             -----
                                        --------             -----

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND
-------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                         2.0%
Banking                          10.1%
Building                          2.0%
Capital Goods                     4.1%
Chemicals                         4.7%
Communications                    1.1%
Consumer - Durables               4.2%
Consumer - Retail                 4.0%
Consumer - Staples                4.5%
Energy                            3.3%
Financial - Diversified           1.9%
Health Care                       6.7%
Industrial                        5.7%
Insurance                         5.8%
Metals                            2.0%
Paper & Packaging                 2.8%
Real Estate Investment
Trust                             2.6%
Services                         11.3%
Technology                        7.5%
Transportation                    2.8%
Utilities                         7.0%
Other                             3.9%

TOP FIVE HOLDINGS
                                                               VALUE
SECURITY                                       INDUSTRY        (000)
----------------------------------------  -------------------  ------
Coors (Adolph) 'B'                         Consumer-Staples    $ 597
Greenpoint Financial Corp.                      Banking          575
Tecumseh Products 'A'                        Capital Goods       564
Provident Companies, Inc.                      Insurance         562
Enhance Financial Services Group               Insurance         559

TOP FIVE SECTORS
                                   PERCENT
                                      OF
                         VALUE       NET
INDUSTRY                 (000)      ASSETS
---------------------    ------    --------
Services                 $4,895      11.3%
Banking                   4,375      10.1
Technology                3,253       7.5
Utilities                 3,031       7.0
Health Care               2,896       6.7

                                                        TOTAL RETURNS**
                          ----------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL
                                  YTD                     ONE YEAR                 SINCE INCEPTION
                          -------------------     ------------------------     -----------------------
                          WITH       WITHOUT         WITH         WITHOUT        WITH         WITHOUT
                          SALES       SALES         SALES          SALES         SALES         SALES
                          CHARGE*    CHARGE        CHARGE*        CHARGE        CHARGE*       CHARGE
------------------------------------------------------------------------------------------------------
------------------------------------------------------------
Class A
Shares                      2.18%       7.28%         13.67%        19.34%         7.05%         9.44%
------------------------------------------------------------------------------------------------------
Class B+
Shares                     -1.98%       3.02%        N/A            N/A           N/A           N/A
------------------------------------------------------------------------------------------------------
Class C
Shares                      5.83%       6.83%         17.43%        18.43%         8.57%         8.57%
------------------------------------------------------------------------------------------------------
Russell 2500
Small Company Index        N/A         12.61%        N/A            31.69%        N/A           12.72%
------------------------------------------------------------------------------------------------------
S&P 500 Index              N/A         14.43%        N/A            37.53%        N/A           16.38%
------------------------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class  B Shares were renamed  Class C shares on May  1, 1995. Current Class B shares have been offered since August 1, 1995.
The Russell 2500 Small Company Index and S&P 500 Index are unmanaged indices of common stocks. The S&P 500 assumes dividends are reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The  American  Value  Fund  invests  in  domestic  small-  to
medium-sized   companies  that  our  research  indicates  are
undervalued, of high quality, and will reward the shareholder through high current dividend income. The Fund's  disciplined value  approach seeks  to outperform  the Russell  2500 Small
Company Index in the longer term. We believe our emphasis  on high quality companies and high yielding securities will help the Fund perform particularly well in difficult markets.
The  Fund selects companies that  can be purchased at bargain
prices.  Bargains  mostly  arise   as  a  result  of   public
overreactions   to  temporary  problems  associated  with  an
otherwise healthy company, or because a company is  neglected and  currently out-of-the  limelight of  investors' interest.
Often, these  companies  operate  as major  players  in  very focused markets and are not widely followed by the investment community.
For  the six month  period ended December  31, 1995, the Fund had a total return exclusive of sales charge of 7.28% for the
Class A shares, 3.02%  for the Class B  shares and 6.83%  for the  Class C shares, and a  total return with sales charge of
2.18% for the Class A shares,  -1.98% for the Class B  shares and  5.83% for  the Class  C shares,  as compared  to a total return of 12.61% for the Russell 2500 Small Company Index and
14.43% for the S&P 500 Index for the same period. For the one year period ended  December 31,  1995, the Fund  had a  total return  exclusive of sales  charge of 19.34%  for the Class A shares and 18.43% for the Class C shares, and a total  return with sales charge of 13.67% for Class A shares and 17.43% for the  Class C shares  as compared with  31.69% for the Russell
2500 Small Company Index and 37.53% for the S&P 500 Index for
the same period.  For the period  since inception on  October
18,  1993 through December 31, 1995, the average annual total return of the Fund  exclusive of sales  charge was 9.44%  for the Class A shares and 8.57% for the Class C shares and 7.05%
for  the Class A shares with  sales charge as compared to the average annual total  return of 12.72%  for the Russell  2500
Small Company Index and 16.38% for the S&P 500 Index for the same period. Class B shares held prior to May 1, 1995 were renamed Class C shares. The Fund began offering the current
Class B shares August 1, 1995.
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   PERFORMANCE REVIEW
                   One investment theme dominated the direction of U.S. equity market returns during 1995: the considerable slowdown of the strong economic growth experienced in 1994. During the summer, the slowdown was severe enough as to awaken talks of a recession pending. By year-end, however, the consensus focused on a successful 'soft landing' and moderate growth expectations for 1996. The slowdown in economic growth led to a sharp drop in long term interest rates during 1995. Equity markets in the United States responded with enthusiasm. The bellwether S&P 500 Index rose 37.5% for the full year 1995 and 14.4% during the second half of the year. Since the rally in equities was interest rate driven, interest rate sensitive "growth" companies rose most sharply. The most dramatic example of this could be seen in the areas of technology and health care. By mid-year 1995 the average small cap technology company was trading at a price-to-earnings multiple of 30.2 times, more than twice as expensive as the average stock in your American Value Fund. Periods of such market ebullience are expected to produce high absolute returns for the American Value Fund. They are, however, the most difficult time for the small cap value style to better the small cap averages since the market's normal desire for dividend income and deep bargain values is superseded by its willingness to count on extraordinarily high future earnings growth. Going forward, we expect increasing market valuation, absolutely low interest rates, and a steady economy to set the stage for a positive environment for the Fund's out-of-the-limelight companies.
"OUR OUTLOOK ON THE FUNDAMENTAL STRENGTH OF THE FUND'S COMPANIES REMAINS POSITIVE..."

                   The best performing industries in the Fund during the past six months were health care, followed by companies in the banking and insurance industries, aerospace and electric utilities. The Fund's health care companies returned more than 30% during the second half of 1995. In particular, Kinetic Concepts Inc. whose major source of revenues comes from rental of hospital beds advanced by 70% during that period. The overall return impact on the Fund's health care issues was somewhat muted, since the Fund--true to its mission of seeking 'value' companies--has been underweight in this high flying industry. The Fund's banking stocks returned 29.8% for the second half of 1995. Since banks began the year as truly undervalued securities with good growth prospects, the Fund benefited from an overweight in that industry. While falling interest rates provided for healthy fundamental earnings growth, the sharp rally in banking stocks was fueled by announced mergers and acquisitions affecting highly visible money center banks, midsize regional banks, as well as small community banks. The Fund's insurance companies returned 29.2% during the past six months. We believe the success in the industry was the result of falling interest rates which led to strongly improved earnings for the Fund's companies. The Fund's aerospace companies averaged a return of 22% for the second half of 1995. Good performance in that industry was mainly driven by the resurgence of the U.S. commercial airline industry which improved strongly the business conditions for the Fund's airline service companies. Another bright spot during the past six months proved to be companies in the electric utility industry. At the beginning of the year confidence in U.S. utilities was badly shaken by the specter of loss of their monopoly status which led to extremely attractive valuations in that industry. However, as utilities prepared for increased wholesale and retail competition by dramatically improving their cost structure they managed to show positive earnings surprises as the year progressed.

                   The weakest areas in the Fund turned out to be companies in cyclical industries. The slowdown in economic growth and the mid-year fear of slipping into a recession penalized companies in deep cyclical industries. The slowdown in U.S. automobile sales and production had a ripple effect on the Fund's auto part suppliers. Weakening steel prices, falling prices for paper products and chemicals were interpreted as harbingers of a looming recession and not simply as the result of a mid-cycle inventory correction. Another area of mixed performance proved to be the retail sector. As it

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   became evident mid-year that the expected strengthening of consumer retail spending would not materialize, we decided to significantly upgrade the quality of the Fund holdings. We sold Venture Stores, the midwest discount retail chain, and Edison Brothers, a chain of high fashion men's stores, and purchased Ross Stores. Ross Stores, an off-price retailer based in California, displays a clean balance sheet and was managed in a cautious and most conservative manner. Unlike its competitors in the apparel retail business, Ross Stores managed to increase same store sales for the remainder of the year and the stock price nearly doubled since purchase.

                   As  we  look  for inexpensive  companies  with  rich dividend yields in specialty niche markets, we added Tecumseh Products, a Michigan company, to the Fund. Tecumseh is one of the leading domestic companies in the manufacturing of compressors for refrigerators and air conditioners. We were able to purchase the company at an inexpensive 130% of book value and 8.4x earnings. We believe this low price ignores the company's extensive operations overseas that show high growth potential. The Fund also purchased Airborne Freight Corp., an air courier company based in Seattle. We purchased Airborne Freight at a price close to its book value. The company has shown 20% growth in total delivery volume during the previous six months. However, since a large percentage of the increased volume came from less profitable deferred deliveries (two-day instead of next-day) the company's earnings are currently lower than last year. We believe Airborne's earnings are only temporarily lower since the company has had a successful record of restoring profit margins by increasing operating efficiencies. Hence, Airborne's current stock price constitutes a bargain purchase for the Fund. During the fourth quarter, we took advantage of attractive valuations of deep cyclical companies and added Smith (A.O.) Corp., a manufacturer of automobile structural components, to the Fund. We purchased Smith (A.O.) at seven times trailing earnings. The company has improved its earnings every year since 1991 and is estimated to grow its earnings by 15% in 1996.

                   In September we increased our holdings in Real Estate Investment Trusts (REITs). At the time of purchase, REITs were valued at the largest discount relative to the yield on U.S. Treasury bonds since 1990. Unlike in 1990, fundamentals in the real estate sector appear very promising: interest rates are low, internal growth is solid, and there are few new equity offerings in the making. The Fund has taken positions in two financially conservatively managed apartment REITs (Wellsford Residential Property Trust and Southwestern Property Trust) that also trade at significant price-to-cash flow discounts relative to their peers.

                   Four of the Fund's companies were involved in takeover activities during the second half of 1995 and subsequently sold out of the Fund: Joslyn Corp., a Chicago maker of electric components, Wallace Computer Services Inc., a printer of business forms, Summit Bancorp in New Jersey, and most recently Pratt & Lambert, United Co. The latter was acquired by Sherwin Williams Co., which paid a 70% premium to market value to obtain Pratt & Lambert's franchise in architectural finishes (paint). While we do not aim to construct a Fund of takeover candidates, these companies shared in common an undervalued stock price and a franchise that made them special to their acquisitors.

                   Our outlook on the fundamental strength of the Fund's companies remains positive as reflected by recent earnings reports. In addition, many U.S. industrial small cap companies see strongly rising demand from overseas. Thanks to past efficiency gains and a favorable U.S. currency, small industrial companies have emerged as worldwide low cost producers of goods.

                   The Fund offers the consistent application of a disciplined value driven investment process to its participants. As such, we will pursue our search for smaller companies that our research shows are undervalued, are of high quality and pay above average dividend yield. We believe these companies will be well positioned to achieve superior total return for the longer term.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

---------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
COMMON STOCKS (96.1%)
  AEROSPACE (2.0%)
  20,400  AAR Corp..........................................  $   449
  12,300  Thiokol Corp......................................      416
                                                              -------
                                                                  865
                                                              -------
  BANKING (10.1%)
  13,500  First Security Corp...............................      520
  21,500  Greenpoint Financial Corp.........................      575
  15,100  Onbankcorp., Inc..................................      504
  20,000  Peoples Heritage Financial Group, Inc.............      455
  12,200  Standard Federal Bank.............................      480
  10,000  Summit Bancorp., Inc..............................      315
  23,500  Trustmark Corp....................................      534
  14,800  Union Planters Corp...............................      472
  18,000  Washington Mutual, Inc............................      520
                                                              -------
                                                                4,375
                                                              -------
  BUILDING (2.0%)
  13,200  Ameron, Inc.......................................      496
  31,000  Gilbert Associates, Inc. 'A'......................      388
                                                              -------
                                                                  884
                                                              -------
  CAPITAL GOODS (4.1%)
  13,600  Binks Manufacturing Corp..........................      319
  30,400  Cascade Corp......................................      426
  18,900  Starret (L.S.) Co. 'A'............................      489
  10,900  Tecumseh Products 'A'.............................      564
                                                              -------
                                                                1,798
                                                              -------
  CHEMICALS (4.7%)
  22,440  Aceto Corp........................................      359
  20,500  Dexter Corp.......................................      484
  15,000  LeaRonal, Inc.....................................      345
  27,400  Quaker Chemical Corp..............................      370
  17,000  Witco Corp........................................      497
                                                              -------
                                                                2,055
                                                              -------
  COMMUNICATIONS (1.1%)
  25,500  Comsat Corp.......................................      475
                                                              -------
  CONSUMER--DURABLES (4.2%)
  24,700  A.O. Smith Corp...................................      513
  29,900  Arvin Industries, Inc.............................      493
  26,820  Knape & Vogt Manufacturing Co.....................      466
  21,000  Oneida Ltd........................................      370
                                                              -------
                                                                1,842
                                                              -------
  CONSUMER--RETAIL (4.0%)
  26,200  CPI Corp..........................................      419
  16,700  Deb Shops, Inc....................................       58
  22,800  Guilford Mills, Inc...............................      465
  18,000  Ross Stores, Inc..................................      344
  11,100  Springs Industries, Inc. 'A'......................      459
                                                              -------
                                                                1,745
                                                              -------
  CONSUMER--STAPLES (4.5%)
  14,122  Block Drug Co. 'A'................................      491
  27,000  Coors (Adolph) 'B'................................      597
  22,300  International Multifoods Corp.....................      449
  23,400  Nash Finch Co.....................................      427
                                                              -------
                                                                1,964
                                                              -------

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------

  ENERGY (3.3%)
  20,300  Ashland Coal, Inc.................................  $   434
  18,500  Diamond Shamrock, Inc.............................      479
  20,100  Ultramar Corp.....................................      517
                                                              -------
                                                                1,430
                                                              -------
  FINANCIAL--DIVERSIFIED (1.9%)
   8,900  FINOVA Group, Inc.................................      429
   8,100  GATX Corp.........................................      394
                                                              -------
                                                                  823
                                                              -------
  HEALTH CARE (6.7%)
  28,000  Analogic Corp.....................................      518
  12,200  Beckman Instruments, Inc..........................      432
  21,000  Bergen Brunswig Corp. 'A'.........................      522
  30,000  Bindley Western Industries, Inc...................      510
  38,600  Kinetic Concepts, Inc.............................      463
  20,500  United Wisconsin Services, Inc....................      451
                                                              -------
                                                                2,896
                                                              -------
  INDUSTRIAL (5.7%)
  12,200  American Filtrona Corp............................      409
  11,700  Barnes Group, Inc.................................      421
  39,100  Gencorp, Inc......................................      479
  41,100  Kaman Corp. 'A'...................................      457
  27,600  Zero Corp.........................................      490
  10,000  Zurn Industries, Inc..............................      214
                                                              -------
                                                                2,470
                                                              -------
  INSURANCE (5.8%)
  14,600  Argonaut Group, Inc...............................      475
  21,000  Enhance Financial Services Group..................      559
  16,600  Provident Companies, Inc..........................      562
  12,600  Selective Insurance Group, Inc....................      447
  16,250  US Life Corp......................................      486
                                                              -------
                                                                2,529
                                                              -------
  METALS (2.0%)
  31,500  Birmingham Steel Corp.............................      469
  10,300  Cleveland-Cliffs Iron Co..........................      422
                                                              -------
                                                                  891
                                                              -------
  PAPER & PACKAGING (2.8%)
  17,500  Ball Corp.........................................      481
  10,900  Potlatch Corp.....................................      436
  25,600  Sealright Co., Inc................................      285
                                                              -------
                                                                1,202
                                                              -------
  REAL ESTATE INVESTMENT TRUST (2.6%)
  30,400  Manufactured Home Communities, Inc................      532
  25,000  South West Property Trust.........................      338
  12,000  Wellsford Residential Property Trust..............      276
                                                              -------
                                                                1,146
                                                              -------
  SERVICES (11.3%)
  15,400  ABM Industries, Inc...............................      427
  18,200  Angelica Corp.....................................      373
  25,600  Bowne & Co........................................      512
  26,200  Cross A.T. Co. 'A'................................      396
  33,500  Jackpot Enterprises, Inc..........................      390
  14,000  National Service Industries, Inc..................      453
  18,100  New England Business Services, Inc................      394

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

---------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  SERVICES (CONT.)
  24,800  Ogden Corp........................................  $   530
  52,500  Piccadilly Cafeterias, Inc........................      499
  35,500  Russ Berrie & Co., Inc............................      448
  22,000  Sbarro, Inc.......................................      473
                                                              -------
                                                                4,895
                                                              -------
  TECHNOLOGY (7.5%)
  30,500  Augat, Inc........................................      522
  37,000  Core Industries, Inc..............................      477
  16,900  Cubic Corp........................................      482
  28,000  Gerber Scientific, Inc............................      455
  11,100  MTS Systems Corp..................................      366
  26,900  National Computer Systems, Inc....................      508
  32,500  Scitex Corp.......................................      443
                                                              -------
                                                                3,253
                                                              -------
  TRANSPORTATION (2.8%)
  18,000  Airborne Freight Corp.............................      479
  20,600  Overseas Shipholding Group, Inc...................      391
  28,000  SkyWest, Inc......................................      361
                                                              -------
                                                                1,231
                                                              -------
  UTILITIES (7.0%)
  15,100  Central Hudson Gas & Electric Corp................      466
  11,500  Commonwealth Energy Systems.......................      515
  13,500  Eastern Entreprises...............................      476
  18,300  Oneok, Inc........................................      419
  13,900  Orange & Rockland Utilities, Inc..................      497
   6,500  SJW Corp..........................................      245
  23,600  Washington Water Power Co.........................      413
                                                              -------
                                                                3,031
                                                              -------
TOTAL COMMON STOCKS (COST $38,287)..........................   41,800
                                                              -------

    FACE
  AMOUNT                                                        VALUE
   (000)                                                        (000)
---------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.5%)
  REPURCHASE AGREEMENT (3.5%)
$   1,517 The Chase Manhattan Bank, N.A., 5.35%, dated
            12/29/95, due 1/2/96, to be repurchased at
            $1,518, collateralized by $1,085 U.S. Treasury
            Bonds, 13.375%, due 8/15/01, valued at $1,549
            (COST $1,517)...................................  $ 1,517
                                                              -------
TOTAL INVESTMENTS (99.6%) (COST $39,804)....................  43,317
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)................      158
                                                              -------
NET ASSET VALUE (100%)......................................  $43,475
                                                              -------
                                                              -------

    24
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND
-------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina          18.7%
Brazil             16.5%
Bulgaria            1.6%
Canada              2.6%
Ecuador             4.3%
Indonesia           0.2%
Mexico             12.3%
Morocco             8.2%
Nigeria             0.5%
Panama              4.7%
Russia              5.4%
United States      21.8%
Venezuela           0.4%
Other               2.8%

TOP FIVE HOLDINGS
                                                         VALUE
SECURITY                                     COUNTRY     (000)
----------------------------------------  -------------  ------
Kingdom of Morocco Restructuring and
 Consolidation Agreement `A' 1990 6.69%,
 1/1/09                                      Morocco     $5,973
Republic of Argentina `L' 5.00%, 3/31/05    Argentina     4,275
Bank for Foreign Economic Affairs            Russia       3,924
Republic of Panama 6.75%, 5/10/02            Panama       3,418
Minas Gerais 'B' 8.25%, 2/10/00              Brazil       3,320

TOP FIVE SECTORS
                                    PERCENT
                          VALUE      OF NET
INDUSTRY                  (000)      ASSETS
---------------------    -------    --------
Foreign Government
 Bonds                   $18,357       25.1%
Loan Agreements            9,897       13.5
Consumer Goods             9,344       12.8
Energy                     9,047       12.3
Materials                  7,771       10.6

                                                          TOTAL RETURNS**
                          -------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL SINCE
                                    YTD                      ONE YEAR                    INCEPTION
                          -----------------------     -----------------------     -----------------------
                            WITH         WITHOUT        WITH         WITHOUT        WITH         WITHOUT
                            SALES         SALES         SALES         SALES         SALES         SALES
                           CHARGE*       CHARGE        CHARGE*       CHARGE        CHARGE*       CHARGE
---------------------------------------------------------------------------------------------------------
----------------------------------------------------------------
Class A Shares               5.06%        10.30%        14.08%        19.77%         8.86%        12.03%
---------------------------------------------------------------------------------------------------------
Class B+ Shares              3.38%         8.38%         N/A           N/A           N/A           N/A
---------------------------------------------------------------------------------------------------------
Class C Shares               8.82%         9.82%        17.88%        18.88%        11.18%        11.18%
---------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond
Index                        N/A           6.32%         N/A          18.48%         N/A          11.01%
---------------------------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class  B shares were renamed  Class C shares on May  1, 1995. Current Class B shares have been offered since August 1, 1995.
The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Worldwide High  Income Fund  seeks to  offer investors  a high  current  income consistent  with relative  stability of principal and potential for capital appreciation. To  achieve this objective, the Fund will invest across three broad asset classes,  namely U.S. high yield,  emerging country debt, and global fixed income.
For the six month  period ended December  31, 1995, the  Fund had  a total return  exclusive of sales  charge of 10.30% for the Class A shares,  8.38% for the Class  B shares and  9.82%
for  the Class C shares, and a total return with sales charge of 5.06% for the Class A shares, 3.38% for the Class B shares and 8.82% for  the Class  C shares,  as compared  to a  total return  of 6.32% for the Lehman Aggregate Bond Index. For the
one year period ended December 31, 1995, the Fund had a total return exclusive of sales  charge of 19.77%  for the Class  A shares  and 18.88% for the Class  C shares and a total return with sales charge of 14.08% for Class A shares and 17.88% for
Class C  shares  as  compared  with  18.48%  for  the  Lehman
Aggregate Bond Index for the same period. For the period from inception  on April 21,  1994 through December  31, 1995, the
Fund had an  average annual total  return exclusive of  sales charge  of 12.03% for  the Class A shares  and 11.18% for the
Class C shares, and an average annual total return with sales charge of 8.86%  for the  Class A  shares as  compared to  an
average   annual  total  return  of  11.01%  for  the  Lehman
Aggregate Bond Index for the same period. Class B shares held prior to May 1,  1995 were renamed Class  C shares. The  Fund began offering the current Class B shares on August 1, 1995.
Following a bout of profit taking early in the fourth quarter of  1995, the  emerging markets  resumed their  upward climb.
Profit  taking  was  triggered  by  broker/dealers  who  were reducing  positions due to fiscal year-end considerations. An
improvement  in  the  markets'  sentiment  toward   Argentina
prompted   all  market   participants  to   increase  capital
committed to this asset class. Hopes of a balanced budget agreement in the U.S. provided a favorable backdrop to the currency and fixed income markets in general over this period.
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   The fourth quarter was characterized by a high degree of dispersion in the individual country performances, as investors re-positioned their portfolios. Panama, Argentina and Venezuela were the outperformers and Poland, Philippines, South Africa, Mexico and Russia were the underperformers for the quarter.
                   The markets perception of Argentina's credit risk changed dramatically as the political infighting between rival contenders for power came to an end, as President Menem seized the political initiative. Aggressive moves to tackle the federal budget, remedial measures to tackle the fiscal problems in the provinces and the privatization of the remaining state assets pulled Argentina out of the vicious circle of declining confidence and poor economic performance following the tequila crisis of the first quarter.
                   Brazilian assets recovered quite strongly during the last weeks of the quarter as President Cardoso re-established the political momentum for the reform program. The fiscal condition of the federal government will continue to be strained as the current constitution does not provide the government with sufficient degrees of freedom. Any long term corrective measures will have to wait until such time when reforms (including the administrative, tax and social security reform measures currently being discussed) are passed and implemented in the future. We remain optimistic that the political process will deliver reforms eventually.
"OUR OUTLOOK FOR EMERGING MARKETS DEBT REMAINS POSITIVE."
                   Mexico once again proved to be a difficult credit to understand. Concerns over the state of the banking system and the lack of a pick-up in domestic growth caused nervousness in the foreign exchange markets in the fourth quarter. The markets believed that the government lacked the political will and economic policy alternatives to meeting year-end demand for dollars. Fears about another peso crisis and the lack of a clear and timely strategic response on the part of the policy makers to combat the speculative demand for dollars produced the second peso crisis within the space of less than twelve months. Our holdings in peso denominated local treasury bills were affected as interest rates eventually increased and the peso weakened dramatically. We continued to hold our positions as we believed that this time around the pressures on the currency were seasonal and temporary and a drastic tightening of monetary policy would reverse the slide in the currency. Our outlook for 1996 is one of cautious optimism.
                   Russia, one of our relatively large bets against the Index finally reached an agreement with its external creditors. The non-performing loans, based on the parameters of the announced restructuring, trade at spreads close to 2,000 basis points above U.S. Treasuries, 700 basis points wider than the assets of Ecuador, Bulgaria and Venezuela. We believe that given the current state of the economy (declining inflation, trade surpluses, a low external debt burden and a resumption in growth) and the willingness of any future administration to service their external debts, the market is mis-pricing Russian risk. The prices of the asset should increase on the announcement of an IMF Extended Fund Facility and continued compliance by the government under the terms of the restructuring agreement. We do not envisage any changes in our exposure to Russia at this point.
                   Our outlook for emerging markets debt remains positive. A slowdown in growth in the U.S. and Europe and signs of inflation should result in a decline in market rates. Credit stories unfolding in Latin America and Eastern Europe show dramatic improvements over 1995. Policy makers commitment to reform has only been strengthened in the post tequila days. The perfect line up of interest rates, spreads and fund flows should result in price appreciation. We will remain vigilant however for the first signs of a turnaround in market sentiment or fundamentals.
                   As 1995 closed, the U.S. high yield market wrapped up one of its finest years. While market returns were excellent, there were several undercurrents that one had to be aware of to stay ahead of the competition. While the market rallied, spreads to Treasuries widened. More importantly, intra-market quality spreads widened as well. Market participants were concerned that the economy was entering an economic downturn. This view was supported by an extremely weak retail environment. Several major retailers filed for bankruptcy during the year. Also auto sales seemed to be softening and steel and paper prices were reported to be declining after strong run-ups in late 1994 and early 1995.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   The Fund's strong performance in the U.S. portion of the portfolio was a result of overweight positions in the casino, communications, cable television and chemical sectors. As important as investing in winning ideas is avoiding trouble situations. Two of the weakest industries in 1995 were retailers and restaurants, sectors which the Fund avoided entirely.
                   It is difficult to formulate a strategy for 1996. Other than retailers, which have had a horrible history in the high yield market, it is hard to find a clearly undervalued industry. Steel and auto-related companies have cheapened to the rest of the market, but timing the market to catch a rebound in their bond prices and earnings momentum is always difficult. Treasury rates have dropped precipitously and therefore cushion bonds have some appeal. Long-term interest rates are near the lows achieved at the end of 1993, however the shape of the yield curve is very different. Short-term rates are much higher than at the end of 1993 and it does not appear that a tightening is likely in the near future. We are also faced with the uncertainty of an election year. We expect to play it fairly close to the vest in 1996. We will be searching for bonds that generate good current income but do not represent undue credit risk.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

---------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
FIXED INCOME SECURITIES (96.8%)
  CORPORATE BONDS (24.3%)
    ARGENTINA (2.4%)
$       2,000 Banco Rio de la Plata 8.75%, 12/15/03 ............  $  1,766
                                                                  --------
    MEXICO (0.5%)
         500  Banco Nacional de Comercio Exterior 7.25%,
                2/2/04 .........................................       392
                                                                  --------
    UNITED STATES (21.4%)
         450  AES Corp. 9.75%, 6/15/00 .........................       465
         500  Armco, Inc. 9.375%, 11/1/00 ......................       495
          29  Columbia Gas Systems, Inc. 'A' 6.39%, 11/28/00 ...        29
          27  Columbia Gas Systems, Inc. 'B' 6.61%, 11/28/02 ...        28
          27  Columbia Gas Systems, Inc. 'C' 6.80%, 11/28/05 ...        27
          27  Columbia Gas Systems, Inc. 'D' 7.05%, 11/28/07 ...        27
          27  Columbia Gas Systems, Inc. 'E' 7.32%, 11/28/10 ...        27
          27  Columbia Gas Systems, Inc. 'F' 7.42%, 11/28/15 ...        27
          27  Columbia Gas Systems, Inc. 'G' 7.62%, 11/28/25 ...        27
         500  Comcast Corp. 9.50%, 1/15/08 .....................       522
         250  Corporate Express, Inc. 'B' 9.125%, 3/15/04 ......       254
         450  Grand Union Co. 12.00%, 9/1/04 ...................       387
       1,000  Lenfest Communications, Inc. 8.375%, 11/1/05 .....     1,004
       1,000  Marcus Cable Co. 0.00% to 8/1/99, 13.50% to
                8/1/04 .........................................       753
         500  Owens Illinois, Inc. 10.50%, 6/15/02 .............       531
       1,000  Owens Illinois, Inc. 9.75%, 8/15/04 ..............     1,053
         400  PM Holdings Corp. 0.00% to 9/1/00, 11.50% to
                9/1/05 .........................................       206
         500  Paging Network, Inc. 10.125%, 8/1/07 .............       543
         300  Plastic Specialties & Technologies, Inc. 11.25%,
                12/1/03 ........................................       276
         500  Primark Corp. 8.75%, 10/15/00 ....................       502
       1,600  Quorum Health Group, Inc. 8.75%, 11/1/05 .........     1,656
         100  Sheffield Steel Corp. 12.00%, 11/1/01 ............        87
         500  Sherritt, Inc. 10.50%, 3/31/14 ...................       534
       1,100  Six Flags Theme Park, Inc. 'A' 0.00% to 6/15/98,
                12.25% to 6/15/05 ..............................       858
         900  Stone Container Corp. 10.75%, 10/1/02 ............       929
         500  Tenet Healthcare Corp. 8.625%, 12/1/03 ...........       524
       1,850  Viacom International Subordinate Note 8.00%,
                7/7/06 .........................................     1,882
       2,000  Westpoint Stevens, Inc. 9.375%, 12/15/05 .........     1,985
                                                                  --------
                                                                    15,638
                                                                  --------
  TOTAL CORPORATE BONDS (COST $20,991)..........................    17,796
                                                                  --------
  EUROBONDS (45.8%)
    ARGENTINA (9.7%)
       2,500  Banco De Galicia 9.00%, 11/1/03 ..................     2,191
    +++6,000  Republic of Argentina 'L' 5.00%, 3/31/05 .........     4,275
    +++1,000  Republic of Argentina 6.56%, 3/31/23 .............       656
                                                                  --------
                                                                     7,122
                                                                  --------
    BRAZIL (16.5%)
       1,000  Aracruz Celulose S.A. 10.375%, 1/31/02 ...........       957
    +++3,000  Brazil Discount 6.81%, 4/15/24 ...................     1,853
       1,350  Compania Brasil de Projertos 12.50%, 12/22/97 ....     1,337

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
$    +++2,000 Federal Republic of Brazil New Money Bond 6.88%,
                4/15/09 ........................................  $  1,243
  /\+++2,918  Federal Republic of Brazil 'C' Bond PIK 8.00%,
                4/15/14 ........................................     1,674
       2,000  Iochpe Maxion S.A. 12.375%, 11/8/02 ..............     1,710
       4,000  Minas Gerais 'B' 8.25%, 2/10/00 ..................     3,320
                                                                  --------
                                                                    12,094
                                                                  --------
    BULGARIA (1.6%)
    +++2,500  Bulgaria IAB 6.75%, 7/28/11 ......................     1,163
                                                                  --------
    ECUADOR (4.3%)
      +++950  Republic of Ecuador 6.50%, 12/21/04 ..............       580
    +++2,043  Republic of Equador 6.81%, 2/27/15 ...............       684
    +++3,750  Republic of Ecuador 6.81%, 2/28/25 ...............     1,901
                                                                  --------
                                                                     3,165
                                                                  --------
    MEXICO (8.1%)
 MXP  32,143  Banamex Pagare Zero Coupon, 10/9/97 ..............     2,293
$       1,500 Cemex S.A. 8.875%, 6/10/98 .......................     1,453
        #200  Cemex S.A. 9.50%, 9/20/01 ........................       186
        #206  MC-Cuernavaca Trust 9.25%, 7/25/01 ...............       142
         750  Mexico Par Bond 'A' (Value Recovery Rights
                Attached) 6.25%, 12/31/19 ......................       492
       1,600  Tolmex S.A. 8.375%, 11/1/03 ......................     1,350
                                                                  --------
                                                                     5,916
                                                                  --------
    NIGERIA (0.5%)
         750  Central Bank of Nigeria (Warrants Attached) 6.25%,
                11/15/20 .......................................       369
                                                                  --------
    PANAMA (4.7%)
    +++4,000  Republic of Panama 6.75%, 5/10/02 ................     3,418
                                                                  --------
    VENEZUELA (0.4%)
      +++500  Republic of Venezuela DCB 6.56%, 12/18/07 ........       276
                                                                  --------
  TOTAL EUROBONDS (COST $32,874)................................    33,523
                                                                  --------
  LOAN AGREEMENTS (13.6%)
    MOROCCO (8.2%)
      ~8,800  Kingdom of Morocco Restucturing and Consolidation
                Agreement 'A' 1990 1/1/09 (Participation: The
                Chase Manhattan Bank, N.A. J.P. Morgan, Lehman
                Brothers, Salomon Brothers).....................     5,973
                                                                  --------
    RUSSIA (5.4%)
     ++11,500 Bank for Foreign Ecomomic Affairs.................     3,924
                                                                  --------
  TOTAL LOAN AGREEMENTS (COST $9,230) ..........................     9,897
                                                                  --------
  YANKEE BONDS (13.1%)
    ARGENTINA (6.6%)
      #1,850  Bridas Corp. 12.50%, 11/15/99 ....................     1,836
       1,900  Metrogas S.A. 'A' 12.00%, 8/15/00 ................     1,933
       1,000  Telecomm Argentina S.A. 12.00%, 11/15/02 .........     1,065
                                                                  --------
                                                                     4,834
                                                                  --------
    CANADA (2.6%)
       1,000  Algoma Steel, Inc. 12.375%, 7/15/05 ..............       900
       1,000  Gulf Canada Resources Ltd. 9.25%, 1/15/04 ........     1,016
                                                                  --------
                                                                     1,916
                                                                  --------
    INDONESIA (0.2%)
         150  Polysindo Eka Perkasa 13.00%, 6/15/01 ............       155
                                                                  --------
    MEXICO (3.7%)
       2,200  Grupo Industrial Durango 12.00%, 7/15/01 .........     1,954

28  The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

---------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
    MEXICO (CONT.)
$     #1,000  Petro Mexicanos 8.625%, 12/1/23 ..................  $    750
                                                                  --------
                                                                     2,704
                                                                  --------
  TOTAL YANKEE BONDS (COST $5,842) .............................     9,609
                                                                  --------
TOTAL FIXED INCOME SECURITIES (COST $68,937) ...................    70,825
                                                                  --------
      SHARES
------------
EQUITY SECURITIES (0.0%)
  CONVERTIBLE PREFERRED STOCK (0.0%)
    UNITED STATES (0.0%)
         468  Columbia Gas Systems, Inc. 5.22%, 11/28/00 .......        19
                                                                  --------
  PREFERRED STOCK (0.0%)
    UNITED STATES (0.0%)
         765  Columbia Gas Systems, Inc.........................        19
                                                                  --------
      NO. OF
    WARRANTS
------------
  WARRANTS (0.0%)
    UNITED STATES (0.0%)
        +500  Sheffield Steel Corp., expiring 2001 .............         3
                                                                  --------
TOTAL EQUITY SECURITIES (COST $40)..............................        41
                                                                  --------

      NO. OF
       UNITS
------------
UNITS (0.4%)
    UNITED STATES (0.4%)
       ##268  Trump Taj Mahal PIK (Bond + 1 Taj Mahal Holding
                Corp. 'B' Common Stock) 11.35%, 11/15/99 (COST
                $253)...........................................       258
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (97.2%) (COST $69,230)..........    71,124
                                                                  --------

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.8%)
  REPURCHASE AGREEMENT (6.8%)
    UNITED STATES
$       4,939 The Chase Manhattan Bank, N.A., 5.35%, dated
                12/29/95, due 1/2/96, to be repurchased at
                $4,939, collateralized by $3,530 U.S. Treasury
                Bonds, 13.375%, due 8/15/01, valued at $5,039
                (COST $4,939) ..................................  $  4,939
                                                                  --------
TOTAL INVESTMENTS (104.0%) (COST $74,169).......................    76,063
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.0%)...................    (2,947)
                                                                  --------
NET ASSETS (100%)...............................................  $ 73,116
                                                                  --------
                                                                  --------
---------------
+     --   Non-income producing securities
++    --   Non-income producing securities -- in
           default
+++   --   Variable or floating rate securities --
           rate disclosed is as of December 31,
           1995
#     --   144A Security -- certain conditions for
           public sale may exist
##    --   9.375% of 11.35% represents amount paid
           in cash. The remainder is Payment in
           Kind.
/\    --   4.00% of 8.00% represents amount paid in
           cash. Cash payment rate is low for an
           initial period and then increases in
           increments to maturity. The remainder is
           Payment in Kind.
~     --   Participation interests were acquired
           through the financial institutions
           indicated parenthetically; all other
           loan agreement are assignments.
DCB   --   Debt Convertible Bond
IAB   --   Interest Arrears Bond
PIK   --   Payment-in-Kind. Income may be received
           in additional securities or cash at the
           discretion of the issuer.
MXP   --   Mexican Pesos

--------------------------------------------------------------------------------
         SUMMARY OF FIXED INCOME SECURITIES BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                           VALUE      OF NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Foreign Government Bonds................  $ 18,357        25.1%
Loan Agreements.........................     9,897        13.5
Consumer Goods..........................     9,344        12.8
Energy..................................     9,047        12.3
Materials...............................     7,771        10.6
Finance.................................     7,217         9.9
Services................................     7,017         9.6
Capital Equipment.......................     2,175         3.0
                                          --------   --------
                                          $ 70,825        96.8%
                                          --------   --------
                                          --------   --------

    The accompanying notes are an integral part of the financial statements.  29

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND
-------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina        9.8%
Brazil          51.0%
Colombia         2.5%
Mexico          30.8%
Venezuela        2.7%
Other            3.2%

TOP FIVE HOLDINGS
                                                       VALUE
SECURITY                                    COUNTRY    (000)
----------------------------------------  -----------  ------
Telebras (Preferred)                        Brazil     $1,126
Eletrobras                                  Brazil        831
Telebras (Preferred) ADR                    Brazil        802
Brahma (Preferred)                          Brazil        780
Telefonos de Mexico 'L' ADR                 Mexico        674

TOP FIVE SECTORS
                                    PERCENT
                                       OF
                          VALUE       NET
INDUSTRY                  (000)      ASSETS
---------------------    -------    --------
Services                 $ 3,644       23.5%
Finance                    2,961       19.0
Consumer Goods             2,733       17.6
Energy                     2,675       17.2
Materials                  1,521        9.8

                                                         TOTAL RETURNS**
                          -----------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL
                                   YTD                     ONE YEAR                 SINCE INCEPTION
                          ---------------------     -----------------------     -----------------------
                            WITH       WITHOUT        WITH         WITHOUT        WITH         WITHOUT
                           SALES        SALES         SALES         SALES         SALES         SALES
                          CHARGE*       CHARGE       CHARGE*       CHARGE        CHARGE*       CHARGE
-------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------
Class A Shares              -1.01%        3.93%       -24.21%       -20.43%       -16.73%       -13.96%
-------------------------------------------------------------------------------------------------------
Class B+ Shares             -7.58%       -2.71%        N/A           N/A           N/A           N/A
-------------------------------------------------------------------------------------------------------
Class C Shares               2.45%        3.45%       -21.97%       -21.19%       -14.80%       -14.80%
-------------------------------------------------------------------------------------------------------
MSCI Latin America
Global Index                N/A          -0.05%        N/A          -13.53%        N/A          -10.26%
-------------------------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class  B shares were renamed  Class C shares on May  1, 1995. Current Class B shares have been offered since August 1, 1995.
The MCSI Latin America Global Index is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends are reinvested).

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Latin American Fund is to provide long-term capital appreciation by investing in common stocks of Latin American issuers.

For the six month period ended December 31, 1995, the Fund had a total return exclusive of sales charge of 3.93% for the Class A shares, -2.71% for the Class B shares and 3.45% for the Class C shares, and a total return with sales charge of -1.01% for the Class A shares, -7.58% for the Class B shares and 2.45% for the Class C shares, as compared to a total return of -0.05% for the Morgan Stanley Capital International ("MSCI") Latin America Global Index (the "Index") for the same period. For the one year period ended December 31, 1995, the Fund had a total return exclusive of sales charge of -20.43% for the Class A shares and -21.19% for the Class C shares, and a total return with sales charge of -24.21% for Class A shares and -21.97% for the Class C shares as compared with -13.53% for the Index for the same period. For the period from inception on July 6, 1994 through December 31, 1995, the average annual total return for the Fund exclusive of sales charge was -13.96% for the Class A shares and -14.80% for the Class C shares and -16.73% for the Class A shares with sales charge as compared to -10.26% for the Index for the same period. Class B shares held prior to May 1, 1995 were renamed Class C shares. The Fund began offering the current class B shares on August 1, 1995.

Latin American markets continued their mid-year rally in the 3rd quarter of 1995 only to fall back in October. The negative performance of the Latin markets in the final quarter was attributable primarily to peso weakness in Mexico and political infighting that stalled reforms in Brazil. The markets were also subject to tax-loss selling. By the end of November, however, the markets stabilized and commenced a rally driven by short-covering and bottom fishing in view of the region's improving fundamentals.

The Fund outperformed for the second half of 1995 as a result of its underweighting of Chile. While 1995 overall was a difficult year, the Fund's strategy is to invest in Latin
American equities based on secular driving forces which we believe will produce absolute and relative outperformance over the medium term. To this end, we believe that going forward, Brazil and Mexico will rebound more dramatically than the more defensive markets such as Chile.
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI LATIN AMERICA GLOBAL INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   Over the second half, the MSCI Index for Brazil increased 1% in U.S. dollars resulting in a net decrease of 21% for 1995. The government was successful in breaking the constitutional monopolies in the oil and telecom sectors. Year-end foreign reserves reached a record level of U.S.$50 billion. The government engineered a cooling of the economy, slowing GDP growth from 10.4% in the first quarter to 4.5% for the full year. 1995 saw a spectacular reduction in the inflation rate to 22% for the year from 900% in 1994. All the while, Cardoso maintained approval ratings of over 50%.

                   Nevertheless, the negative sentiment from the Mexico crisis and disappointment in the pace of reform led to a decline in the Brazilian market for the year. The market's underperformance has been driven by the tight monetary policy necessary to control inflation. Real interest rates well over 20% slowed down the economy and kept financial assets out of the equity market. In the final quarter of the year a political scandal spooked investors regarding Cardoso's ability to maintain the momentum for reform.

                   The key task in 1996 will be the implementation of tax, social security and administrative changes necessary to reduce the growing fiscal imbalance. Government expenses on personnel are too high. We believe that with Cardoso's strong approval ratings, the pro-reform forces will make significant, albeit not steady progress on these issues throughout 1996. With the fall in inflation and the desire to reactivate the economy, monetary authorities will likely guide short-term interest rates markedly lower over the course of the year, and we are expecting the economy to pick up noticeably in the second half of 1996. Overall, economic growth should be robust, led by consumption and domestic credit expansion and, subsequently, investment spending. We are particularly excited by a) the telecommunications sector, which should demonstrate explosive earnings growth and is still quite inexpensively valued, b) the beer company Brahma, which is implementing a huge capacity expansion to keep pace with booming demand growth, and c) the banking sector, which should benefit by the decline in interest rates as provisioning levels decline and loan volumes expand, and which trades at the most attractive valuation levels in Latin America. Thus, the Fund will continue to overweight Brazilian equities into 1996 with an emphasis on telecom, banking and beverage stocks.

                   The Mexican stock market increased 3% in U.S. dollars for the second half of 1995, resulting in a decrease of 23% for the year. The year's performance was driven by an economic contraction necessary to stabilize the economy after Mexico's poorly implemented devaluation at the end of 1994. The Zedillo administration's stabilization program included tight monetary and fiscal policy that led to a deep recession over the first three quarters of 1995, but managed to prevent the outbreak of uncontrolled inflation that had followed previous devaluations. The result was a steep increase in unemployment, a plunge in domestic demand and, consequently, a financial system crisis.

                   The shock therapy, while painful, has been effective in stabilizing the economy in the short-term and restructuring it for a higher level of sustainable growth. Mexico's trade accounts have turned from U.S.$18.5 billion deficit in 1994 to an estimated U.S.$7.3 billion surplus for 1995. The current account is likely to be slightly positive for the year versus a negative U.S.$28 billion in 1994. Foreign exchange reserves, which had reached a low of U.S.$3.5 billion in January, grew to an estimated U.S.$16 billion by year-end, mostly as a result of the U.S. and IMF support programs.

                   Weak fourth quarter performance was the result of increased currency volatility. The peso's weakness resulted from the circular interplay of technical and fundamental factors arising from Mexico's balance sheet. Weak peso demand from investors led to a weakening outlook for recovery, which in turn further reduced peso demand which further reduced the outlook for recovery. The vicious circle was broken by central bank intervention in the currency markets and continued support by the government for the banking system.

                   For 1996, the Fund is positioned to take advantage of resumed economic growth, decreasing interest rates and a stronger peso in real terms. Sentiment has begun to improve and valuations are not demanding for an economy emerging from a depression. While monetary policy is likely to remain

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   tight to control inflation, it will be less restrictive than in 1995. Further, Mexico's debt profile has improved significantly as debt amortizations for 1996 are projected at US$10 billion versus U.S.$41 billion in 1995. The banking system rescue package is estimated to cost between 5-10% of GDP and, thus, will create a drag on growth for several years, yet the system is likely to resume lending in 1996. Fears of a generalized financial collapse have faded. The Fund is overweight bank, cement and construction companies and underweight stocks dependent on consumer spending. One exception is Femsa, a very attractively valued beer company.

                   The MSCI Index for Argentina increased 17% in U.S. dollars for the second half and is up 9% for 1995. Argentina's performance is the result of its demonstrated commitment to its currency convertibility system. In response to capital outflows as a consequence of the Mexican crises, the government bravely chose fiscal austerity. Inflation for the year came in at 1.8%, a lifetime low for most Argentines. The currency held firm against the dollar. Due to the return of confidence and capital flows, economic growth should resume in 1996 after falling 3% in 1995. While bullish about the macrofundamentals, the Fund is neutral on the market in light of uninspiring earnings growth forecasts for the listed companies.

                   The Chilean market decreased 17% in the second half of 1995 for a twelve month decline of 6%. Given its stong macrofundamentals and capital restrictions, the market was initially insulated from the general sell-off in Latin America. In the third quarter, however, the market fell as the currency weakened and the potential arose for increased competition in the electricity sector. In light of high relative valuations and an unpromising outlook on interest rates, currency and earnings growth, the Fund will continue its underweighting of the market.
"...THE FUNDAMENTAL OUTLOOK REMAINS POSITIVE FOR LATIN AMERICAN COMPANIES..."

                   Peru increased 10% for the second half of 1995 bringing its net full year appreciation to 22%. At this point, the equities seem fully valued and prospective returns are likely to be weak, especially if commodity prices continue to roll over.

                   Colombia declined 21% for the second half of 1995 bringing its net performance to a decrease of 28% for 1995. The market's performance was attributable to a presidential election scandal involving illegal campaign contributions. While Colombian equities are not expensive, the central bank is likely to maintain a restrictive monetary policy to combat stubborn inflation.

                   Venezuela decreased 17% in the fourth quarter of 1995 leaving the market down 29% for the year. Faced with dwindling foreign exchange reserves and mounting debt arrears, Venezuela devalued its currency in response to IMF preconditions for financial assistance. While the country's role as a major oil supplier provides long-term support, the country is currently stagnating under a huge fiscal deficit. The equity market also suffers from continued foreign exchange restrictions.

                   The performance of Latin American equity markets in 1995 was driven by the fallout from the Mexican currency crisis. This crisis presented a clear challenge and raised the question of whether Latin America would continue, unlike in previous crises, along the path of political and economic modernization. The answer was a clear "Yes", as orthodox economic policies prevailed in all countries, save Venezuela, in managing the crisis. 1995 represented an extreme cyclical test of the Latin America story. The long-term, secular trends driving equity appreciation and earnings growth of Latin American companies remain intact: 1) sound economic policies continue to enhance competitiveness, improve living standards and increase political stability throughout most of the region; 2) accelerating global trade continues to open new markets to Latin American producers; 3) professional management of economic resources by the private sector continues to increase the efficiency of companies in the region. In short, the fundamental outlook remains positive for Latin American companies to continue to achieve high earnings growth and, thus, for the stock markets' prospects for continuing to deliver superior, long-term investment performance.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

---------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
COMMON STOCKS (58.1%)
  ARGENTINA (9.8%)
       3,610  Banco de Galicia y Buenos Aires ADR ..............  $     75
     133,720  Banco del Suquia S.A. 'B' ........................       180
       3,174  Banco Frances del Rio de la Plata ADR ............        85
      14,900  Capex S.A. 'A' ...................................       109
     #11,405  Capex S.A. ADR ...................................       167
       8,800  Quilmes Industrial ...............................       137
       3,650  Telecom Argentina Stet-France Telecom S.A. ADR ...       174
      22,157  Telefonica de Argentina S.A. ADR .................       604
                                                                  --------
                                                                     1,531
                                                                  --------
  BRAZIL (17.0%)
  18,213,000  Acesita ..........................................        86
      #5,693  Cia Energetica de Minas GDR ......................       126
       3,119  Cia Energetica de Minas Gerais ADR ...............        69
    +#13,190  Companhia Brasileira ADR .........................       132
   3,069,000  Eletrobras .......................................       831
       4,460  Eletrobras ADR ...................................        61
       2,000  Eletrobras ADR 'B' ...............................        27
     136,000  Itausa Investimentos S.A. ........................        74
     475,000  Light ............................................       152
     +#3,216  Lojas Arapua S.A. ADR ............................        27
  +6,962,000  Refripar .........................................        12
      #5,780  Rhodia-Ster S.A. GDR .............................        52
   3,283,000  Telebras .........................................       127
      16,930  Telebras ADR .....................................       802
     431,000  Telesp ...........................................        62
                                                                  --------
                                                                     2,640
                                                                  --------
  COLOMBIA (0.5%)
     #14,670  Banco de Colombia GDR ............................        77
                                                                  --------
  MEXICO (30.8%)
      12,490  ALFA S.A. de C.V. ................................       161
      79,850  Apasco S.A. de C.V. ..............................       328
     157,388  Banacci 'L' ......................................       234
     180,384  Cemex 'CPO' ......................................       595
      +7,880  Cemex S.A. de C.V. ADR ...........................        52
    +135,000  Cifra S.A. 'B' ...................................       141
      23,400  Empresas ICA Sociedad Controladora S.A. de
                C.V. ...........................................       240
     297,850  FEMSA 'B' ........................................       671
     +#6,635  Grupo Carso S.A. ADR .............................        71
     122,770  Grupo Financiero Banamex 'B' .....................       206
    +423,000  Grupo Financiero Bancomer 'B' ....................       118
      +5,814  Grupo Financiero Bancomer 'L' ....................         2
     #93,265  Grupo Financiero Bancomer ADS ....................       542

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      14,738  Grupo Televisa S.A. GDR ..........................  $    332
      10,470  Kimberly-Clark de Mexico S.A. 'A' ................       158
       8,075  Pan American Beverages, Inc. 'A' .................       258
      21,155  Telefonos de Mexico 'L' ADR ......................       674
                                                                  --------
                                                                     4,783
                                                                  --------
TOTAL COMMON STOCKS (COST $9,103)...............................     9,031
                                                                  --------
PREFERRED STOCKS (34.0%)
  BRAZIL (NON-VOTING STOCKS) (34.0%)
  64,891,455  Banco Bradesco ...................................       567
 +19,517,000  Banco do Brasil ..................................       221
 *+8,115,000  Banco Nacional ...................................        17
   1,894,819  Brahma ...........................................       780
    +116,500  Centrais Eletricas de Santa Catarina 'B' .........        56
   3,249,000  Cia Energetica de Minas Gerais ...................        72
     +65,400  Cia Energetica de Sao Paulo ......................         2
   7,235,000  Cia Paulista de Forca e Luz ......................       194
   3,285,000  Continental 2001 .................................        40
     462,000  Coteminas ........................................       154
    +161,293  Dixie Toga S.A. ..................................       141
   2,055,000  Eletrobras 'B' ...................................       556
   1,153,100  Itaubanco ........................................       322
   7,466,000  Lojas Renner .....................................       200
      56,000  Multibras S.A. ...................................        41
   3,288,000  Petrobras ........................................       281
  36,326,000  Refripar .........................................        73
  23,393,383  Telebras .........................................     1,126
     508,000  Telesp ...........................................        75
   1,517,000  Vale do Rio Doce .................................       250
     302,000  WEG S.A. .........................................       124
                                                                  --------
TOTAL PREFERRED STOCKS (COST $5,469)............................     5,292
                                                                  --------

      NO. OF
      RIGHTS
------------
RIGHTS (0.0%)
  BRAZIL (0.0%)
 *+1,903,283  Banco Bradesco, expiring 1/31/96 (COST $0)........         3
                                                                  --------

        FACE
      AMOUNT
       (000)
------------
CONVERTIBLE DEBENTURE (2.0%)
  COLOMBIA (2.0%)
  $     #410  Banco de Colombia 5.20%, 2/1/99 (COST $395) ......       312
                                                                  --------

    The accompanying notes are an integral part of the financial statements.  33

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

---------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
FOREIGN GOVERNMENT BOND (2.7%)
  VENEZUELA (2.7%)
 $     ++750  Republic of Venezuela 6.563%, 12/18/07 (COST
                $398)...........................................  $    413
                                                                  --------
TOTAL FOREIGN SECURITIES (96.8%) (COST $15,365).................    15,051
                                                                  --------
SHORT-TERM INVESTMENT (2.3%)
  REPURCHASE AGREEMENT (2.3%)
    UNITED STATES
         366  The Chase Manhattan Bank, N.A., 5.35%, dated
                12/29/95 due 1/2/96, to be repurchased at $366,
                collateralized by $340 U.S. Treasury Notes
                7.50%, due 11/15/01, valued at $377 (COST
                $366)...........................................       366
                                                                  --------
TOTAL INVESTMENTS IN SECURITIES (COST $15,731)..................    15,417
                                                                  --------

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

FOREIGN CURRENCY (0.3%)
   ARP    16  Argentine Peso ...................................  $     16
   BRC    13  Brazilian Real ...................................        13
   MXP    91  Mexican Pesos ....................................        12
  PSS      4  Peruvian Sol .....................................         2
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $43)...............................        43
                                                                  --------
TOTAL INVESTMENTS (99.4%) (COST $15,774)........................    15,460
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)....................        95
                                                                  --------
NET ASSETS (100%)...............................................  $ 15,555
                                                                  --------
                                                                  --------
---------------

+     -- Non-income producing securities
++    -- Variable or floating rate securities -- rate
        disclosed is as of December 31, 1995.
*     -- Fair valued securities -- See Note A-1
#     -- 144A Security -- certain conditions for public
        sale may exist.
ADR   -- American Depositary Receipt
ADS   -- American Depositary Shares
GDR   -- Global Depositary Receipt

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                       VALUE     PERCENTAGE OF
INDUSTRY                                                               (000)      NET ASSETS
-------------------------------------------------------------------  ---------  ---------------
Services...........................................................  $   3,644          23.5%
Finance............................................................      2,961          19.0
Consumer Goods.....................................................      2,733          17.6
Energy.............................................................      2,675          17.2
Materials..........................................................      1,521           9.8
Multi-Industry.....................................................        505           3.2
Foreign Government Bond............................................        413           2.7
Broadcasting & Publishing..........................................        332           2.1
Capital Equipment..................................................        267           1.7
                                                                     ---------         ---
                                                                     $  15,051          96.8%
                                                                     ---------         ---
                                                                     ---------         ---

34  The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina           0.8%
Brazil             13.5%
China               0.9%
Colombia            0.2%
Greece              2.6%
Hong Kong           9.5%
India               6.9%
Indonesia           4.4%
Israel              3.0%
Korea               2.2%
Mexico              7.5%
Morocco             0.3%
Pakistan            2.4%
Philippines         4.7%
Poland              1.3%
Portugal            0.4%
Russia              6.8%
South Africa        2.4%
Taiwan              3.3%
Thailand            3.6%
Turkey              5.5%
Other              17.8%

TOP FIVE HOLDINGS
                                                        VALUE
SECURITY                                    COUNTRY     (000)
----------------------------------------  ------------  ------
Bank for Foreign Economic Affairs            Russia     $2,218
Telebras ADR                                 Brazil      1,358
Cia Cervejaria Brahma (Preferred)            Brazil      1,045
New World Development Co. Ltd.             Hong Kong       998
Morgan Stanley India Investment Fund,
 Inc.                                        India         992

TOP FIVE SECTORS
                                    PERCENT
                                       OF
                          VALUE       NET
INDUSTRY                  (000)      ASSETS
---------------------    -------    --------
Finance                  $12,246       19.5%
Consumer Goods             9,928       15.9
Services                   6,689       10.7
Capital Equipment          5,671        9.1
Energy                     5,296        8.5

                                                 TOTAL RETURNS**
                        ------------------------------------------------------------------
                                                                         AVERAGE ANNUAL
                               YTD                  ONE YEAR             SINCE INCEPTION
                        ------------------     -------------------     -------------------
                         WITH       WITHOUT     WITH       WITHOUT      WITH       WITHOUT
                         SALES      SALES       SALES       SALES       SALES       SALES
                        CHARGE*     CHARGE     CHARGE*     CHARGE      CHARGE*     CHARGE
------------------------------------------------------------------------------------------
------------------------------------------------------------
Class A
Shares                  -7.85%      -3.26%     -11.52%     -7.11%      -12.87%     -9.97%
------------------------------------------------------------------------------------------
Class B+
Shares                  -11.61%     -6.96%       N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------
Class C
Shares                  -4.57%      -3.60%     -8.73%      -7.80%      -10.64%     -10.64%
------------------------------------------------------------------------------------------
IFC Global
Total Return
Composite Index           N/A       -4.26%       N/A       -12.32%       N/A        -3.71%
------------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class  B shares were renamed  Class C shares on May  1, 1995. Current Class B shares have been offered since August 1, 1995.
The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (assuming dividends are reinvested).

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Fund is to provide long-term capital appreciation by investing in common stocks of emerging country issuers.

For the six month period ended December 31, 1995, the Fund had a total return exclusive of sales charge of -3.26% for the Class A shares, -6.96% for the Class B shares and -3.60% for the Class C shares, and a total return with sales charge of -7.85% for the Class A shares, -11.61% for the Class B shares, and -4.57% for the Class C shares, as compared to a total return of -4.26% for the IFC Global Total Return Composite Index for the same period (the "Index"). For the one year period ended December 31, 1995, the Fund had a total return exclusive of sales charge of -7.11% for the Class A shares and -7.80% for the Class C shares, and a total return with sales charge of -11.52% for Class A shares and -8.73% for the Class C shares as compared with -12.32% for the Index for the same period. For the period from inception on July 6, 1994 through December 31, 1995, the average annual total return for the Fund exclusive of sales charge was -9.97% for the Class A shares and -10.64% for the Class C shares and -12.87% for the Class A shares with sales charge as compared to -3.71% for the Index for the same period. Class B shares held prior to May 1, 1995 were renamed Class C shares. The Fund began offering the current Class B shares on August 1, 1995.

Only eight emerging markets included in the EMF Index showed positive returns in dollar terms in 1995: Peru (22.1%), Israel (21.8%), South Africa (17.3%), Greece (10.2%),
Argentina  (8.7%),  Indonesia   (7.5%),  Jordan  (5.4%)   and
Malaysia (4.0%).

The Fund's performance relative to the Index was negatively impacted in part to an overweight position in Latin America during the first quarter of 1995 and to a large underweight position in South Africa. Also dampening relative performance was the Fund's small exposure to Malaysia -- 16.7% of the EMF
Index -- which had an above average return in 1995. Other negatives were Brazil, India and Turkey -- all over-weight positions which produced disappointing performance. In dollar terms Brazil was off 21.3%, India off 31.9%, and Turkey fell
5.9%. On a positive note, however, the Hong Kong exposure added significantly to performance with a rise of 18.2%.
Russian, Israel and Greece were also positive contributors.
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE IFC GLOBAL TOTAL RETURN REGIONAL OR COUNTRY INDICES AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                             INVESTMENT OVERVIEW (CONT.)

                   Negative sentiment was fueled by worries about the Mexican peso devaluation, interest rates, politics and an anticipated major slowdown of international capital inflows. While the devaluation took center stage in Latin America, the Asian markets were influenced by U.S. interest rates. Although interest rates fell marginally in 1995, many anticipated that the U.S. Federal Reserve would increase rates, as the economy was at or near the bottom of the economic cycle. This tended to keep money at home in the U.S. In addition, there was some speculation that the reversal of the strong yen\weak dollar would disadvantage countries such as Korea whose exports have taken market share from the Japanese. However, Korean labor costs are still only 1/4th of Japan's and we believe that this will not have a marked impact on Korean profitability. Also, in Thailand and Malaysia monetary conditions had to be tightened to cool these fast growing economies with problematic trade deficits. Looking through into 1996 however, some policy reversal may be possible in both countries assuming U.S. interest rate rises are as moderate as we anticipate.

                   Politics across the emerging markets gave rise to investor concern in 1995. In Korea, avarice charges were leveled against former President Roh Tae Woo. Meanwhile, China applied pressure to Taiwan by testing missiles offshore in response to the U.S. visit of President Lee and Taiwan's continued move toward independence. Turkey's coalition government of Tansu Ciller collapsed and the country remains in a political no-man's land after the failure of any party to win an absolute majority in the December elections. This is not as bad as it seems--the equity market has since recovered, recognizing the value in stocks and the improved economic stability from two years ago. The Russian election in December produced no surprises but underlined the need for Boris Yeltsin (assuming he stands again in the Presidential elections in June) to canvas the communist vote by de-emphasizing reform in the next few months. On the bright side, Russia has undergone an economic transformation towards positive economic growth in 1996 coupled with continued progress on inflation, a positive current account balance and more progress on the budget deficit.
"...DIRECT CAPITAL INVESTMENT HAS CONTINUED IN THE EMERGING MARKETS."

                   India has experienced economic growth in its fiscal year ending March 31, 1996 of 6.0%, yet the stock market suffered from a combination of local selling and international avoidance. Politics influenced overseas investors away from the market in anticipation of a change in government in the April 1996 elections. The slow pace of reform of India's laborious settlement system and the cancellation (recently reinstated) of the Enron power contract exacerbated the situation. In the meantime, the 30% plus earnings growth makes India one of the cheapest emerging markets in the world. We remain overweight.

                   Politics in Brazil have been the most settled for many years. Despite the major success of the Real Plan in bringing inflation down from above 2,000% per annum to around 22% by the end of 1995 and less than 20% predicted for 1996, the stock market suffered from the spill over from the Mexican crisis and a degree of impatience at the pace of the restructuring of local and state government spending. However, with a strong currency, tight monetary policy, and low fiscal and current account deficits, Brazil is setting itself up as a potential economic success story for the remainder of the decade.

                   Despite doom and gloom forecasts, direct capital investment has continued in the emerging markets. Direct investment by multinationals is the positive, long term investment in infrastructure, factories etc. which will generate future economic growth. Not surprisingly, in view of the strong U.S. market and the aftermath of the Mexico crisis, portfolio flows were much lower in 1995. Portfolio flows to the emerging markets showed signs of recovery in late 1995 and continue in 1996 to date. Compelling valuations will attract capital and the outlook is excellent.

                   The emerging markets endured a tough 1995, both economically and politically. Yet, virtually all emerging nations moved forward with needed reforms, seeking to promote economic growth and efficiency. The basic market-oriented economic model (with variations) not only endures in the emerging markets, it continues to be reinforced as today's economic success story becomes a model for others. It is important not to forget that despite politics and economic uncertainties, at the end of the day we are investing in companies with strong earnings prospects. The markets should eventually catch up to economic reality. It is undoubtedly a roller coaster ride but the returns will repay persistent investors who have a long-term horizon.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

---------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
COMMON STOCKS (68.7%)
  ARGENTINA (0.8%)
      1,500  Capex S.A. 'A'....................................  $    11
     #6,575  Capex S.A. ADR....................................       96
     23,352  Quilmes Industrial................................      364
                                                                 -------
                                                                     471
                                                                 -------
  BRAZIL (4.8%)
  9,634,000  Acesita...........................................       46
       #747  Cia Energetica de Minas Gerais ADR................       17
   #++4,302  Cia Energetica de Minas Gerais GDR................       95
  2,275,000  Cia Paulista de Forca e Luz.......................      110
     #8,865  Companhia Brasileira ADR..........................       89
  2,874,000  Eletrobras........................................      778
    380,000  Light.............................................      122
    #11,642  Rhodia-Ster S.A. ADS..............................      105
  5,260,000  Telebras..........................................      203
     28,675  Telebras ADR......................................    1,358
    740,000  Telesp............................................      107
                                                                 -------
                                                                   3,030
                                                                 -------
  CHINA (0.9%)
    454,000  Harbin Power Equipment Co.........................       67
     +4,300  Jilin Chemical Industrial Co. ADR.................       93
     50,000  Maanshan Iron & Steel Co. Ltd.....................        7
    170,000  Shanghai Diesel Engine Co. Ltd. 'B'...............       63
     14,200  Shanghai Yaohua Pilkington Glass 'B'..............       12
    245,200  Shenzhen Chiwan Wharf Holdings 'B'................       92
    870,000  Yizheng Chemical Fibre Co. 'H'....................      196
     89,000  Zhuhai Pharmaceutical 'B'.........................       29
                                                                 -------
                                                                     559
                                                                 -------
  GREECE (2.6%)
     16,500  Aegek.............................................      142
      6,000  Alpha Credit Bank.................................      347
     24,400  Delta Dairy S.A...................................      458
     10,850  Ergo Bank S.A.....................................      432
      8,500  Hellenic Bottling Co. S.A.........................      278
                                                                 -------
                                                                   1,657
                                                                 -------
  HONG KONG (9.5%)
    698,000  Charoen Pokphand Co...............................      280
     96,000  Cheung Kong Holdings Ltd..........................      585
    189,000  Citic Pacific Ltd.................................      647
    270,000  Florens Group Ltd.................................      176
    684,000  Guangdong Investments Ltd.........................      411
     48,100  Hang Seng Bank Ltd................................      431
    162,000  Hong Kong Telecommunications Ltd..................      289
    682,000  Hopewell Holdings Ltd.............................      392
    123,000  Hutchison Whampoa Ltd.............................      749
    229,000  New World Development Co. Ltd.....................      998
   +234,000  Shenzhen North Jianshe Motorcycle Co. Ltd.........       97
     33,000  Sun Hung Kai Properties Ltd.......................      270
     37,000  Swire Pacific Ltd. 'A'............................      287
    166,000  Varitronix International Ltd......................      308
    230,000  Zhenhai Refining and Chemical Co..................       43
                                                                 -------
                                                                   5,963
                                                                 -------
  INDIA (6.7%)
     +6,655  Century Textiles & Industries GDR.................      898
   #157,950  E.I.D. Parry GDR..................................      474

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
     90,000  Great Eastern Shipping GDR........................  $   776
      #+160  JCT Ltd...........................................        1
      4,320  JCT Ltd. GDR......................................       29
   @108,700  Morgan Stanley India Investment Fund, Inc.........      992
     50,000  Raymond Limited Ltd. GDR..........................      850
     80,000  Tube Investments of India.........................      180
                                                                 -------
                                                                   4,200
                                                                 -------
  INDONESIA (4.4%)
   *100,000  Bank Bali (Foreign)...............................      197
    *51,000  Bank International Indonesia (Foreign)............      169
  *+112,000  Bimantara Citra (Foreign).........................       93
    *55,500  Charoen Pokphand Co. Ltd.(Foreign)................      113
    *22,000  Duta Pertiwi Property (Foreign)...................       22
    *24,000  Hanjaya Mandala Sampoerna (Foreign)...............      250
   *109,500  Indocement Tunggal (Foreign)......................      368
    *67,000  Indosat (Foreign).................................      243
    *79,000  Kalbe Farma (Foreign).............................      268
    *16,000  Kermika Indonesia Association (Foreign)...........        8
    *61,500  Semen Gresik (Foreign)............................      172
    *35,166  Sorini Corp. (Foreign)............................      171
   *+95,000  Telekomunikasi (Foreign)..........................      125
    *89,600  Tempo Scan Pacific (Foreign)......................      243
   *173,000  United Tractors (Foreign).........................      325
                                                                 -------
                                                                   2,767
                                                                 -------
  ISRAEL (3.0%)
      4,000  Elbit Ltd.........................................      213
        680  First International Bank of Israel Ltd. '1'.......       80
      2,000  First International Bank of Israel Ltd. '5'.......      241
     44,327  Israel Land Development Co. Ltd...................      128
      5,100  Koor Industries Ltd...............................      506
     34,432  Osem Investment Ltd...............................      206
      9,000  Super Sol Ltd.....................................      189
      7,000  Teva Pharmaceutical Industries Ltd. ADR...........      325
                                                                 -------
                                                                   1,888
                                                                 -------
  KOREA (2.2%)
      2,800  Pohang Iron & Steel (Foreign).....................      183
    *+4,220  Samsung Electronics Co. (Foreign).................      767
       *+18  Samsung Electronics Co. (Foreign) 2nd Issue.......        3
    *14,200  Shinhan Bank Co. Ltd. (Foreign)...................      312
      3,000  Yukong Ltd. (Foreign).............................      104
                                                                 -------
                                                                   1,369
                                                                 -------
  MEXICO (7.5%)
      9,400  ALFA S.A. de C.V..................................      121
     35,900  Apasco S.A. de C.V................................      147
    229,055  Banacci 'B'.......................................      385
    137,082  Banacci 'L'.......................................      204
    147,662  Cemex 'CPO'.......................................      487
    #34,819  Cemex 'CPO' ADR...................................      230
   +105,500  Cifra S.A. de C.V.................................      107
      5,530  Coca Cola Femsa S.A...............................      102
     22,025  Empresas ICA Sociedad Controladora S.A. de C.V....      226
    295,850  FESMA 'B'.........................................      667
    #+9,300  Grupo Carso S.A. ADR..............................       99
   +158,000  Grupo Financiero Bancomer 'B'.....................       44

    The accompanying notes are an integral part of the financial statements.  37

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

---------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
  MEXICO (CONT.)
     +7,925  Grupo Financiero Bancomer 'L'.....................  $     2
   #104,900  Grupo Financiero Bancomer ADR.....................      610
     12,560  Grupo Televisa S.A. GDR...........................      283
    #+7,630  Hylsamex ADR......................................      164
      9,493  Pan American Beverages, Inc. 'A'..................      304
     14,430  Telefonos de Mexico 'L' ADR.......................      460
                                                                 -------
                                                                   4,642
                                                                 -------
  MOROCCO (0.3%)
      2,000  ONA S.A...........................................       77
      2,000  Wafabank..........................................       86
                                                                 -------
                                                                     163
                                                                 -------
  PAKISTAN (2.4%)
    +95,000  Dewan Salman Fibre................................      229
   +157,300  D.G. Khan Cement Ltd..............................      138
    100,000  Fauji Fertilizer Co. Ltd..........................      150
   +165,000  Karachi Electric..................................      128
   +144,750  Nishat Mills Ltd..................................      124
     35,100  Pakistan State Oil Co. Ltd........................      272
     +3,750  Pakistan Telecommunication Co. (Vouchers).........      337
   +162,000  Sui Northern Gas Pipelines........................      141
                                                                 -------
                                                                   1,519
                                                                 -------
  PHILIPPINES (4.7%)
    249,225  Ayala Land, Inc. 'B'..............................      304
   +456,900  C&P Homes, Inc....................................      335
   +346,000  DMCI Holdings, Inc................................      124
    965,000  JG Summit Holding 'B'.............................      265
     54,800  Manilla Electric 'B'..............................      447
    840,900  Petron Corp.......................................      433
      6,200  Philippine Long Distance Telephone ADR............      337
 +1,025,100  SM Prime Holdings, Inc............................      293
    113,900  San Miguel Corp. 'B'..............................      389
                                                                 -------
                                                                   2,927
                                                                 -------
  POLAND (1.3%)
     12,500  Bank Rozwoju Eksportu S.A.........................      190
    *15,750  Debica S.A........................................      238
      1,800  E. Wedel S.A......................................       59
     31,300  Electrim..........................................      106
   +748,000  Mostostal-Export..................................       94
      2,100  Zywiec............................................      145
                                                                 -------
                                                                     832
                                                                 -------
  PORTUGAL (0.2%)
      5,000  Banco Totta & Acores..............................       83
      6,000  Filmes Lusomundo..................................       64
                                                                 -------
                                                                     147
                                                                 -------
  RUSSIA (2.6%)
    +72,500  Irkutskenergo.....................................      359
    +22,000  Lukoil Holdings...................................      101
 +1,050,000  Moscow Energy (Mosenergo).........................      278
    +90,000  Rostelecom........................................      421
+14,582,500  United Energy System..............................      444
    +47,500  United Energy System 1st Issue....................        1
                                                                 -------
                                                                   1,604
                                                                 -------
                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
  SOUTH AFRICA (2.4%)
     43,500  Gencor Ltd........................................  $   152
    250,000  ISCOR.............................................      225
    @34,265  Morgan Stanley Africa Investment Fund, Inc........      440
     76,170  Murray & Roberts Holdings Ltd.....................      538
     18,274  SASOL Ltd.........................................      150
                                                                 -------
                                                                   1,505
                                                                 -------
  TAIWAN (3.3%)
    +50,400  Advanced Semiconductor Engineering, Inc...........      122
    355,000  China Steel Corp..................................      284
  *+140,040  Mosel Vitelic Ltd.................................      416
   +109,999  Shinkong Synthetic Fibers.........................       95
   +209,800  Taiwan Semiconductor Co...........................      657
    122,000  United Micro Electronics Corp. Ltd................      306
    +19,000  Walsin Lihwa Electric Wire & Cable Corp. GDR......      190
                                                                 -------
                                                                   2,070
                                                                 -------
  THAILAND (3.6%)
     14,800  Advanced Information Services Co. Ltd.
               (Foreign).......................................      262
     48,600  Bangkok Bank Co. Ltd. (Foreign)...................      590
     75,700  Finance One Co. Ltd. (Foreign)....................      526
     10,300  Shinawatra Computer Co. Ltd. (Foreign)............      254
     59,900  Thai Farmer's Bank Public Co. (Foreign)...........      604
                                                                 -------
                                                                   2,236
                                                                 -------
  TURKEY (5.5%)
    927,660  Aksa Akrilik Kimya Sanayii A.S....................      286
    355,000  Bagfas Bandirma Gubre Fabrikalari A.S.............      109
    755,000  Borusan Birmesik..................................      152
 +1,550,000  Bossa Ticaret ve Sanayii Isletmeleri T.A.S........      111
 +2,000,000  Demirbank Tas.....................................      121
  1,429,500  Ege Biracilik Ve Malt Sanayii.....................      493
    470,000  Ege Seramik Co., Inc..............................      112
    314,000  Erciyas Biracilik Ve Malt Sanayii.................      147
  2,320,000  Eregli Demir Ve Celik Fabrikalari T.A.S...........      190
    485,000  Guney Biraculik Ve Malt Sana......................       71
    258,000  Migros Turk.......................................      197
  7,776,000  Sabah.............................................      153
    627,000  Tat Konserve......................................      396
  2,545,000  Tofas Turk Otomobil Fabrikasi.....................      247
  2,380,000  Trakya Cam Sanayii A.S............................      242
  1,965,000  Turkiye Garanti Bankasi...........................      165
  5,609,400  Yapi Ve Kredi Bankasi.............................      230
                                                                 -------
                                                                   3,422
                                                                 -------
TOTAL COMMON STOCKS (COST $44,436).............................   42,971
                                                                 -------
PREFERRED STOCKS (8.9%)
  BRAZIL (NON-VOTING STOCKS) (8.7%)
106,545,746  Banco Bradesco....................................      932
+34,601,000  Banco do Brasil...................................      392
*11,156,000  Banco Nacional....................................       23
  2,540,099  Cia Cervejaria Brahma.............................    1,045
 +4,190,000  Cia Energetica de Minas Gerais....................       93
  1,350,000  Cia Paulista de Forca e Luz.......................       36
  3,298,000  Eletrobras 'B'....................................      892

38  The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

---------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
  BRAZIL (CONT.)
  1,968,200  Itaubanco.........................................  $   549
  2,690,000  Petrobras.........................................      230
    200,000  Petrobras Distribuidora...........................        5
 16,828,390  Telebras..........................................      810
  1,754,000  Telesp............................................      258
  1,095,000  Vale do Rio Doce..................................      180
                                                                 -------
                                                                   5,445
                                                                 -------
  GREECE (0.0%)
      3,000  Aegek Ltd. GDR....................................       16
                                                                 -------
  PORTUGAL (0.2%)
     11,780  Filmes Lusomundo..................................      110
                                                                 -------
TOTAL PREFERRED STOCKS (COST $5,778)...........................    5,571
                                                                 -------
     NO. OF
     RIGHTS
-----------
RIGHTS (0.0%)
  BRAZIL (0.0%)
 +2,566,000  Banco Bradesco, expiring 1/31/96..................       21
                                                                 -------
  PAKISTAN (0.0%)
    +47,190  D.G. Khan Cement Ltd..............................       16
      *+750  Dewan Salman Modaraba.............................       --
     +5,250  Nishat Mills Ltd..................................        4
                                                                 -------
                                                                      20
                                                                 -------
TOTAL RIGHTS (COST $0).........................................       41
                                                                 -------
       FACE
     AMOUNT
      (000)
-----------
FIXED INCOME SECURITIES (4.6%)
  CONVERTIBLE DEBENTURES (1.0%)
  COLOMBIA (0.2%)
 $     #170  Banco de Colombia 5.20%, 2/1/99...................      129
                                                                 -------
  INDIA (0.2%)
        120  Tata Iron & Steel Co. 2.25%, 4/1/99...............      107
                                                                 -------
  RUSSIA (0.6)%
       +482  Lukoil Holdings Zero Coupon, 4/6/96...............      386
                                                                 -------
TOTAL CONVERTIBLE DEBENTURES (COST $802).......................      622
                                                                 -------
       FACE
     AMOUNT                                                        VALUE
      (000)                                                        (000)
------------------------------------------------------------------------
LOAN AGREEMENT (3.6%)
  RUSSIA (3.6%)
$   ++6,500  Bank for Foreign Economic Affairs
               (COST $1,741)...................................  $ 2,218
                                                                 -------
TOTAL FIXED INCOME SECURITIES (COST $2,543)....................    2,840
                                                                 -------
TOTAL FOREIGN SECURITIES (82.2%) (COST $52,757)................   51,423
                                                                 -------
SHORT TERM INVESTMENT (16.5%)
  REPURCHASE AGREEMENT (16.5%)
    UNITED STATES
     10,339  The Chase Manhattan Bank, N.A., 5.35%, dated
               12/29/95, due 1/2/96, to be repurchased at
               $10,345, collateralized by $7,720 U.S. Treasury
               Bonds, 8.875%, due 8/15/17, valued at $10,547
               (COST $10,339)..................................   10,339
                                                                 -------
TOTAL INVESTMENT IN SECURITIES (COST $63,096)..................   61,762
                                                                 -------
FOREIGN CURRENCY (0.1%)
  ARP     2  Argentine Peso....................................        2
  BRC     5  Brazilian Real....................................        5
  MXP     6  Mexican Peso......................................        1
  PKR   949  Pakistani Rupee...................................       28
   TWD  692  Taiwan Dollar.....................................       25
  THB   369  Thailand Baht.....................................       15
                                                                 -------
TOTAL FOREIGN CURRENCY (COST $78)..............................       76
                                                                 -------
TOTAL INVESTMENTS (98.8%) (COST $63,174).......................   61,838
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)...................      723
                                                                 -------
NET ASSETS (100%)..............................................  $62,561
                                                                 -------
                                                                 -------

------------
+       -- Non-income producing securities
++      -- Non-income producing security -- in default
*       -- Fair valued securities (totaling U.S.$4,526 or
          7.2% of net assets at December 31, 1995.) -- See
          Note A-1
@       -- The fund is advised by an affiliate
#       -- 144A Security -- certain conditions for public
          sale may exist
ADR     -- American Depositary Receipt
ADS     -- American Depositary Shares
GDR     -- Global Depositary Receipt

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENTAGE OF
INDUSTRY                                   (000)      NET ASSETS
----------------------------------------  --------   -------------
Finance.................................  $ 12,246           19.5%
Consumer Goods..........................     9,928           15.9
Services................................     6,689           10.7
Capital Equipment.......................     5,671            9.1
Energy..................................     5,296            8.5
Materials...............................     4,930            7.9
Multi-Industry..........................     4,445            7.1
Loan Agreements.........................     2,218            3.5
                                          --------            ---
                                            51,423           82.2%
                                          --------            ---
                                          --------            ---

    The accompanying notes are an integral part of the financial statements.  39

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

---------------------------------------------------------------

                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                  GLOBAL        GLOBAL                                 WORLDWIDE
                                  EQUITY         FIXED         ASIAN      AMERICAN          HIGH         LATIN      EMERGING
                              ALLOCATION        INCOME        GROWTH         VALUE        INCOME      AMERICAN       MARKETS
                                    FUND          FUND          FUND          FUND          FUND          FUND          FUND
                                   (000)         (000)         (000)         (000)         (000)         (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in
   Securities, at Value*
   (Note 1) -- See
   accompanying
   portfolios              $      93,498   $    16,693   $   315,165   $    43,317   $    76,063   $    15,417   $    61,762
  Foreign Currency at
   Value                             130            10         1,060            --            --            43            76
  Cash                                --            78        15,582            --            --             2            --
  Receivable for:
    Investments Sold                  --            --         1,926            86            --            55           114
    Fund Shares Sold               1,364            22         2,733           193         1,038           484         1,051
    Dividends                        171            --           489            90            --            41            86
    Interest                           1           380             5             1         1,484            11            10
    Foreign Withholding
     Tax Reclaim                      46             1            21            --            --            --             2
  Unrealized Gain on
   Forward Foreign
   Currency Contracts              4,140            20            --            --            --            --            --
  Deferred Organization
   Costs                              39            39            27            46            52            51            51
  Receivable from
   Investment Adviser                 --            --            --            --            --            16            --
  Other                                7            --            28             1            --            --             6
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Assets                  99,396        17,243       337,036        43,734        78,637        16,120        63,158
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
LIABILITIES:
  Payable for:
    Investments Purchased              6         1,149           421            --         5,091           402           122
    Fund Shares Redeemed             218            52           511            98           131           100           197
    Dividends Declared                26            --            --            --             4            --             1
    Investment Advisory
     Fees                            136            23           783            65            96            --            58
    Administrative Fees               31             4            85            11            16             7            15
    Custody Fees                      29             5           105             4             7            23            54
    Professional Fees                 12             5            28             6             9             5             9
    Distribution Fees                145            21           451            61            90            17            87
    Shareholder Reporting
     Expenses                         19             3            60             8            15             2            11
    Filing and
     Registration Fees                --            --            17             6            19             9            11
    Bank Overdraft                    --            --            --            --            43            --            15
  Other                               --            --             1            --            --            --            --
  Deferred India Tax                                --            --            --            --            --            17
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Liabilities                622         1,262         2,462           259         5,521           565           597
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS                 $      98,774   $    15,981   $   334,574   $    43,475   $    73,116   $    15,555   $    62,561
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
Net Assets Consist Of:
  Capital Stock at Par     $           7   $         2   $        21   $         3   $         6   $         2   $         6
  Paid in Capital in
   Excess of Par                  86,556        15,782       311,536        39,635        71,340        18,955        67,717
  Undistributed
   (Distribution in
   Excess of) Net
   Investment Income              (3,482)         (207)       (1,343)            9           (69)          (18)         (197)
  Accumulated
   (Distribution in
   Excess of) Net
   Realized Gain (Loss)            1,273          (183)        1,004           315           (55)       (3,069)       (3,611)
  Unrealized Appreciation
   (Depreciation) on
   Investments and
   Foreign Currency
   Translations**                 14,420           587        23,356         3,513         1,894          (315)       (1,354)
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS                 $      98,774   $    15,981   $   334,574   $    43,475   $    73,116   $    15,555   $    62,561
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS A SHARES:
  Net Assets               $      47,839   $    10,090   $   183,658   $    23,975   $    38,728   $    10,076   $    33,562
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                  3,540           991        11,317         1,774         3,208         1,070         3,285
  Net Asset Value and
   Redemption Price Per
   Share                   $       13.51   $     10.18   $     16.23   $     13.51   $     12.07   $      9.42   $     10.22
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
  Maximum Sales Charge             4.75%         4.75%         4.75%         4.75%         4.75%         4.75%         4.75%
  Maximum Offering Price
   Per Share (Net Asset
   Value Per Share x
   100/95.25)              $       14.18   $     10.69   $     17.04   $     14.18   $     12.67   $      9.89   $     10.73
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS B SHARES:
  Net Assets               $       3,056   $       279   $    11,398   $     1,467   $    10,620   $       424   $     2,500
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                    230            28           714           109           881            46           246
  Net Asset Value and
   Offering Price Per
   Share                   $       13.29   $     10.15   $     15.97   $     13.50   $     12.06   $      9.32   $     10.15
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS C SHARES:
  Net Assets               $      47,879   $     5,612   $   139,518   $    18,033   $    23,768   $     5,055   $    26,499
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                  3,593           553         8,752         1,335         1,970           544         2,612
  Net Asset Value and
   Offering Price Per
   Share                   $       13.32   $     10.14   $     15.94   $     13.50   $     12.06   $      9.30   $     10.15
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
  Investments at Cost,
   Including Foreign
   Currency                $      83,300   $    16,138   $   292,869   $    39,804   $    74,169   $    15,774   $    63,174
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------

 * Includes repurchase agreements aggregating $2,340,000, $1,365,000, $12,076,000, $1,517,000, $4,939,000, $366,000, and $10,339,000 for Global
   Equity Allocation Fund, Global Fixed Income Fund, Asian Growth Fund, American Value Fund, Worldwide High Income Fund, Latin American Fund, and Emerging Markets Fund, respectively.
** Net of accrual for Indian tax of U.S. $17,000 for Emerging Markets Fund.

40  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               GLOBAL       GLOBAL                              WORLDWIDE
                               EQUITY        FIXED        ASIAN     AMERICAN         HIGH        LATIN     EMERGING
                           ALLOCATION       INCOME       GROWTH        VALUE       INCOME     AMERICAN      MARKETS
                                 FUND         FUND         FUND         FUND         FUND         FUND         FUND
                           SIX MONTHS   SIX MONTHS   SIX MONTHS   SIX MONTHS   SIX MONTHS   SIX MONTHS   SIX MONTHS
                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                             DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER
                             31, 1995     31, 1995     31, 1995     31, 1995     31, 1995     31, 1995     31, 1995
                                (000)        (000)        (000)        (000)        (000)        (000)        (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                $      919   $       --   $    2,253   $      627   $       --   $      117   $      417
  Interest                         31          550          159           67        3,286           55          169
  Less: Foreign Taxes
   Withheld                       (38)          --         (187)          --           --           (7)         (34)
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
    Total Income                  912          550        2,225          694        3,286          165          552
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
EXPENSES:
  Investment Advisory
   Fees
    Basic Fee                     452           60        1,580          173          197           87          348
    Less: Fees Waived            (171)         (44)          --          (59)         (43)         (87)        (172)
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
  Investment Advisory
   Fees -- Net                    281           16        1,580          114          154           --          176
  Administrative Fees             179           30          490           66           82           31           95
  Custodian Fees                   91           10          256           11           17           72          143
  Filing and Registration
   Fees                             3            2            6            2           16            3            6
  Directors' Fees and
   Expenses                         3            1            9            2            2            1           20
  Professional Fees                27            5           57           12           18            8           24
  Shareholder Reports              37            8          143           19           24           10           27
  Distribution Fees
    Class A                        57           13          220           29           39           11           36
    Class B                         5            1           18            4           19            1            6
    Class C                       218           29          682           84           88           24          130
  Amortization of
   Organizational Costs            10           10            6            8            8            7            7
  Blue Sky Fees
    Class A                         5            4            3            5            4            4            3
    Class B                        --           --           --           --           --           --           --
    Class C                         5            2            3            4            3            1            3
  Other                            14            8           95           10           12           16           26
  Expenses Reimbursed by
   Adviser                         --           --           --           --           --          (24)          --
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
    Net Expenses                  935          139        3,568          370          486          165          702
                           ----------        -----   ----------   ----------   ----------   ----------   ----------

Net Investment Income
 (Loss)                           (23)         411       (1,343)         324        2,800           --         (150)
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
NET REALIZED GAIN (LOSS)
 ON:
  Investments                   2,456          215        2,372          775          473         (762)      (2,560)
  Foreign Currency
   Transactions                   (33)         126           14           --           --           (1)         (21)
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
    Net Realized Gain
     (Loss)                     2,423          341        2,386          775          473         (763)      (2,581)
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
 ON:
  Investments                   5,532           53       (4,929)       1,558        1,927        1,132          348
  Foreign Currency
   Translations                 3,830           55            2           --           --           (1)         (20)
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
    Change in Unrealized
Appreciation/Depreciation       9,362          108       (4,927)       1,558        1,927        1,131          328
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
Net Realized Gain (Loss)
 and Change in Unrealized
Appreciation/Depreciation      11,785          449       (2,541)       2,333        2,400          368       (2,253)
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS           $   11,762   $      860   $   (3,884)  $    2,657   $    5,200   $      368   $   (2,403)
                           ----------        -----   ----------   ----------   ----------   ----------   ----------
                           ----------        -----   ----------   ----------   ----------   ----------   ----------

    The accompanying notes are an integral part of the financial statements.  41

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                         GLOBAL EQUITY ALLOCATION FUND

                                                                                                             SIX MONTHS ENDED
                                                                                                YEAR ENDED  DECEMBER 31, 1995
                                                                                             JUNE 30, 1995        (UNAUDITED)
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                                               $         487  $             (23)
  Net Realized Gain                                                                                    137              2,423
  Change in Unrealized Appreciation/Depreciation                                                     3,795              9,362
                                                                                             -------------           --------
  Net Increase in Net Assets from Operations                                                         4,419             11,762
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                               --             (1,293)
  Class B+                                                                                              --                (69)
  Class C                                                                                               --             (1,107)
  In Excess of Net Investment Income:
  Class A                                                                                             (168)                --
  Class C                                                                                              (82)                --
                                                                                             -------------           --------
                                                                                                      (250)            (2,469)
                                                                                             -------------           --------
  Net Realized Gain:
  Class A                                                                                             (427)            (1,592)
  Class B+                                                                                              --                (96)
  Class C                                                                                             (407)            (1,624)
                                                                                             -------------           --------
                                                                                                      (834)            (3,312)
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting from Distributions                                           (1,084)            (5,781)
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Issued                                                                                            32,645             15,988
  Distributions Reinvested                                                                             996              5,242
  Redeemed                                                                                         (17,247)           (11,483)
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              16,394              9,747
                                                                                             -------------           --------
  Total Increase in Net Assets                                                                      19,729             15,728
NET ASSETS -- Beginning of Period                                                                   63,317             83,046
                                                                                             -------------           --------
NET ASSETS -- End of Period (including distributions in excess of net investment income of
 $990 and $3,482, respectively)                                                              $      83,046  $          98,774
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Issued                                                                                          1,341                484
     Distributions Reinvested                                                                           45                196
     Redeemed                                                                                         (794)              (519)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                          592                161
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Issued                                                                                  $      16,461  $           6,582
     Distributions Reinvested                                                                          546              2,640
     Redeemed                                                                                       (9,697)            (7,090)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                $       7,310  $           2,132
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class B+:
    --------
   Shares:
     Issued                                                                                             --                218
     Distributions Reinvested                                                                           --                 12
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                           --                230
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Issued                                                                                  $          --  $           2,923
     Distributions Reinvested                                                                           --                156
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                $          --  $           3,079
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
    --------
   Shares:
     Issued                                                                                          1,329                485
     Distributions Reinvested                                                                           38                184
     Redeemed                                                                                         (623)              (332)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                          744                337
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Issued                                                                                  $      16,184  $           6,483
     Distributions Reinvested                                                                          450              2,446
     Redeemed                                                                                       (7,550)            (4,393)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                $       9,084  $           4,536
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

42  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                            GLOBAL FIXED INCOME FUND

                                                                                                             SIX MONTHS ENDED
                                                                                                YEAR ENDED  DECEMBER 31, 1995
                                                                                             JUNE 30, 1995        (UNAUDITED)
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income                                                                      $         869  $             411
  Net Realized Gain (Loss)                                                                            (435)               341
  Change in Unrealized Appreciation/Depreciation                                                     1,228                108
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Operations                                               1,662                860
                                                                                             -------------            -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                             (369)              (605)
  Class B+                                                                                              --                (13)
  Class C                                                                                             (173)              (330)
                                                                                             -------------            -------
  Net Decrease in Net Assets Resulting from Distributions                                             (542)              (948)
                                                                                             -------------            -------
CAPITAL SHARE TRANSACTIONS (1):
  Issued                                                                                             8,903              2,123
  Distributions Reinvested                                                                             328                505
  Redeemed                                                                                          (9,070)            (3,616)
                                                                                             -------------            -------
  Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                      161               (988)
                                                                                             -------------            -------
  Total Increase (Decrease) in Net Assets                                                            1,281             (1,076)
NET ASSETS -- Beginning of Period                                                                   15,776             17,057
                                                                                             -------------            -------
NET ASSETS -- End of Period (including undistributed (distributions in excess of) net
  investment income of $330 and $(207), respectively)                                        $      17,057  $          15,981
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Issued                                                                                            682                146
     Distributions Reinvested                                                                           27                 37
     Redeemed                                                                                         (712)              (276)
                                                                                             -------------            -------
   Net Decrease in Class A Shares Outstanding                                                           (3)               (93)
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $       6,628  $           1,508
     Distributions Reinvested                                                                          258                375
     Redeemed                                                                                       (6,878)            (2,829)
                                                                                             -------------            -------
   Net Increase (Decrease) in Class A Shares Outstanding                                     $           8  $            (946)
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class B+:
    --------
   Shares:
     Issued                                                                                             --                 27
     Distributions Reinvested                                                                           --                  1
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                           --                 28
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $          --  $             274
     Distributions Reinvested                                                                           --                  7
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                $          --  $             281
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class C:
    --------
   Shares:
     Issued                                                                                            239                 33
     Distributions Reinvested                                                                            7                 12
     Redeemed                                                                                         (228)               (77)
                                                                                             -------------            -------
   Net Increase (Decrease) in Class C Shares Outstanding                                                18                (32)
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $       2,275  $             341
     Distributions Reinvested                                                                           70                123
     Redeemed                                                                                       (2,192)              (787)
                                                                                             -------------            -------
   Net Increase (Decrease) in Class C Shares Outstanding                                     $         153  $            (323)
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

    The accompanying notes are an integral part of the financial statements.  43

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               ASIAN GROWTH FUND

                                                                                                             SIX MONTHS ENDED
                                                                                                YEAR ENDED  DECEMBER 31, 1995
                                                                                             JUNE 30, 1995        (UNAUDITED)
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Loss                                                                        $        (944) $          (1,343)
  Net Realized Gain                                                                                  5,252              2,386
  Change in Unrealized Appreciation/Depreciation                                                    19,182             (4,927)
                                                                                             -------------           --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                                   23,490             (3,884)
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                                                           (4,935)                --
  Class C                                                                                           (4,055)                --
  In Excess of Net Realized Gain:
  Class A                                                                                             (241)                --
  Class C                                                                                             (198)                --
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting From Distributions                                           (9,429)                --
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Issued                                                                                           109,249             62,328
  Distributions Reinvested                                                                           8,260                 --
  Redeemed                                                                                         (68,507)           (42,034)
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              49,002             20,294
                                                                                             -------------           --------
  Total Increase in Net Assets                                                                      63,063             16,410
NET ASSETS -- Beginning of Period                                                                  255,101            318,164
                                                                                             -------------           --------
NET ASSETS -- End of Period (including distributions in excess of net investment income of
  $1,343 at December 31, 1995.)                                                              $     318,164  $         334,574
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Issued                                                                                          3,855              1,962
     Distributions Reinvested                                                                          299                 --
     Redeemed                                                                                       (2,192)            (1,523)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                        1,962                439
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Issued                                                                                  $      62,609  $          31,398
     Distributions Reinvested                                                                        4,563                 --
     Redeemed                                                                                      (35,024)           (24,347)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                $      32,148  $           7,051
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class B+:
    --------
   Shares:
     Issued                                                                                             --                716
     Redeemed                                                                                           --                 (2)
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                           --                714
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Issued                                                                                  $          --  $          11,132
     Redeemed                                                                                           --                (29)
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                $          --  $          11,103
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
    --------
   Shares:
     Issued                                                                                          2,904              1,260
     Distributions Reinvested                                                                          245                 --
     Redeemed                                                                                       (2,123)            (1,123)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                        1,026                137
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Issued                                                                                  $      46,640  $          19,798
     Distributions Reinvested                                                                        3,697                 --
     Redeemed                                                                                      (33,483)           (17,658)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                $      16,854  $           2,140
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

44  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              AMERICAN VALUE FUND

                                                                                                             SIX MONTHS ENDED
                                                                                                YEAR ENDED  DECEMBER 31, 1995
                                                                                             JUNE 30, 1995        (UNAUDITED)
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income                                                                      $         474  $             324
  Net Realized Gain                                                                                    362                775
  Change in Unrealized Appreciation/Depreciation                                                     2,637              1,558
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Operations                                               3,473              2,657
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                             (350)              (220)
  Class B+                                                                                              --                 (6)
  Class C                                                                                             (143)              (102)
                                                                                             -------------           --------
                                                                                                      (493)              (328)
                                                                                             -------------           --------
  Net Realized Gain:
  Class A                                                                                             (260)              (331)
  Class B+                                                                                              --                (20)
  Class C                                                                                             (167)              (252)
                                                                                             -------------           --------
                                                                                                      (427)              (603)
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting from Distributions                                             (920)              (931)
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Issued                                                                                            15,936              9,856
  Distributions Reinvested                                                                             472                622
  Redeemed                                                                                          (2,373)            (3,271)
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              14,035              7,207
                                                                                             -------------           --------
  Total Increase in Net Assets                                                                      16,588              8,933
NET ASSETS -- Beginning of Period                                                                   17,954             34,542
                                                                                             -------------           --------
NET ASSETS -- End of Period (Including undistributed net investment income of $13 and $9,
 respectively)                                                                               $      34,542  $          43,475
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Issued                                                                                            794                293
     Distributions Reinvested                                                                           29                 29
     Redeemed                                                                                         (135)              (152)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                          688                170
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Issued                                                                                  $       9,738  $           3,957
     Distributions Reinvested                                                                          351                388
     Redeemed                                                                                       (1,647)            (2,067)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                $       8,442  $           2,278
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class B+:
    --------
   Shares:
     Issued                                                                                             --                107
     Distributions Reinvested                                                                           --                  2
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                           --                109
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Issued                                                                                  $          --  $           1,441
     Distributions Reinvested                                                                           --                 25
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                $          --  $           1,466
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
    --------
   Shares:
     Issued                                                                                            506                333
     Distributions Reinvested                                                                           11                 15
     Redeemed                                                                                          (60)               (89)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                          457                259
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Issued                                                                                  $       6,198  $           4,458
     Distributions Reinvested                                                                          121                209
     Redeemed                                                                                         (726)            (1,204)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                $       5,593  $           3,463
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

    The accompanying notes are an integral part of the financial statements.  45

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           WORLDWIDE HIGH INCOME FUND

                                                                                                             SIX MONTHS ENDED
                                                                                                YEAR ENDED  DECEMBER 31, 1995
                                                                                             JUNE 30, 1995        (UNAUDITED)
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income                                                                      $       2,264  $           2,800
  Net Realized Gain (Loss)                                                                            (470)               473
  Change in Unrealized Appreciation/Depreciation                                                        82              1,927
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Operations                                               1,876              5,200
                                                                                             -------------            -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                           (1,262)            (1,793)
  Class B+                                                                                              --               (256)
  Class C                                                                                             (906)              (985)
                                                                                             -------------            -------
                                                                                                    (2,168)            (3,034)
                                                                                             -------------            -------
  Net Realized Gain:
  Class A                                                                                             (104)                --
  Class C                                                                                              (97)                --
                                                                                             -------------            -------
                                                                                                      (201)                --
                                                                                             -------------            -------
  Net Decrease in Net Assets Resulting from Distributions                                           (2,369)            (3,034)
                                                                                             -------------            -------
CAPITAL SHARE TRANSACTIONS (1):
  Issued                                                                                            21,132             52,358
  Distributions Reinvested                                                                             918              1,657
  Redeemed                                                                                          (7,796)            (9,764)
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              14,254             44,251
                                                                                             -------------            -------
  Total Increase in Net Assets                                                                      13,761             46,417
NET ASSETS -- Beginning of Period                                                                   12,938             26,699
                                                                                             -------------            -------
NET ASSETS -- End of Period (including undistributed (distributions in excess of) net
  investment income of $165 and $(69), respectively.)                                        $      26,699  $          73,116
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Issued                                                                                          1,277              2,585
     Distributions Reinvested                                                                           51                 92
     Redeemed                                                                                         (611)              (750)
                                                                                             -------------            -------
   Net Increase in Class A Shares Outstanding                                                          717              1,927
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $      14,466  $          30,377
     Distributions Reinvested                                                                          542              1,080
     Redeemed                                                                                       (6,987)            (8,718)
                                                                                             -------------            -------
   Net Increase in Class A Shares Outstanding                                                $       8,021  $          22,739
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class B+:
    --------
   Shares:
     Issued                                                                                             --                873
     Distributions Reinvested                                                                           --                 11
     Redeemed                                                                                           --                 (3)
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                           --                881
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $          --  $          10,297
     Distributions Reinvested                                                                           --                129
     Redeemed                                                                                           --                (37)
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                $          --  $          10,389
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class C:
    --------
   Shares:
     Issued                                                                                            564                992
     Distributions Reinvested                                                                           35                 38
     Redeemed                                                                                          (73)               (86)
                                                                                             -------------            -------
   Net Increase in Class C Shares Outstanding                                                          526                944
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $       6,666  $          11,684
     Distributions Reinvested                                                                          376                448
     Redeemed                                                                                         (809)            (1,009)
                                                                                             -------------            -------
   Net Increase in Class C Shares Outstanding                                                $       6,233  $          11,123
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

46  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              LATIN AMERICAN FUND

                                                                                             JULY 6, 1994*   SIX MONTHS ENDED
                                                                                                        TO  DECEMBER 31, 1995
                                                                                             JUNE 30, 1995        (UNAUDITED)
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Loss                                                                        $         (58) $              --
  Net Realized Loss                                                                                 (2,340)              (763)
  Change in Unrealized Appreciation/Depreciation                                                    (1,446)             1,131
                                                                                             -------------            -------
  Net Increase (Decrease) in Net Assets Resulting from Operations                                   (3,844)               368
                                                                                             -------------            -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                               --                (18)
  Paid in Capital:
  Class A                                                                                             (124)                --
  Class C                                                                                              (50)                --
                                                                                             -------------            -------
                                                                                                      (174)                --
                                                                                             -------------            -------
  Net Decrease in Net Assets Resulting from Distributions                                             (174)               (18)
                                                                                             -------------            -------
CAPITAL SHARE TRANSACTIONS (1):
  Issued                                                                                            21,076              7,163
  Distributions Reinvested                                                                             135                 15
  Redeemed                                                                                          (5,450)            (3,716)
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              15,761              3,462
                                                                                             -------------            -------
  Total Increase in Net Assets                                                                      11,743              3,812
NET ASSETS -- Beginning of Period                                                                       --             11,743
                                                                                             -------------            -------
NET ASSETS -- End of Period (including distributions in excess of net investment income of
  $18 at December 31, 1995.)                                                                 $      11,743  $          15,555
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Issued                                                                                          1,235                532
     Distributions Reinvested                                                                            9                  1
     Redeemed                                                                                         (400)              (307)
                                                                                             -------------            -------
   Net Increase in Class A Shares Outstanding                                                          844                226
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $      14,271  $           5,154
     Distributions Reinvested                                                                          103                 15
     Redeemed                                                                                       (3,781)            (2,996)
                                                                                             -------------            -------
   Net Increase in Class A Shares Outstanding                                                $      10,593  $           2,173
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class B+:
    --------
   Shares:
     Issued                                                                                             --                 46
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                           --                 46
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $          --  $             438
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                $          --  $             438
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class C:
    --------
   Shares:
     Issued                                                                                            613                165
     Distributions Reinvested                                                                            3                 --
     Redeemed                                                                                         (162)               (75)
                                                                                             -------------            -------
   Net Increase in Class C Shares Outstanding                                                          454                 90
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $       6,805  $           1,571
     Distributions Reinvested                                                                           32                 --
     Redeemed                                                                                       (1,669)              (720)
                                                                                             -------------            -------
   Net Increase in Class C Shares Outstanding                                                $       5,168  $             851
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
+ The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

    The accompanying notes are an integral part of the financial statements.  47

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND

                                                                                             JULY 6, 1994*   SIX MONTHS ENDED
                                                                                                        TO  DECEMBER 31, 1995
                                                                                             JUNE 30, 1995        (UNAUDITED)
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                                               $         119  $            (150)
  Net Realized Loss                                                                                 (1,064)            (2,581)
  Change in Unrealized Appreciation/Depreciation                                                    (1,682)               328
                                                                                             -------------            -------
  Net Decrease in Net Assets Resulting from Operations                                              (2,627)            (2,403)
                                                                                             -------------            -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                               --               (141)
                                                                                             -------------            -------
  Net Realized Gain:
  Class A                                                                                               --                 (2)
  Class B+                                                                                              --                 (1)
  Class C                                                                                               --                 (2)
                                                                                             -------------            -------
                                                                                                        --                 (5)
                                                                                             -------------            -------
Net Decrease in Net Assets Resulting from Distributions                                                 --               (146)
                                                                                             -------------            -------
CAPITAL SHARE TRANSACTIONS (1):
  Issued                                                                                            57,700             27,391
  Distributions Reinvested                                                                              --                132
  Redeemed                                                                                          (6,737)           (10,749)
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              50,963             16,774
                                                                                             -------------            -------
  Total Increase in Net Assets                                                                      48,336             14,225
NET ASSETS -- Beginning of Period                                                                       --             48,336
                                                                                             -------------            -------
NET ASSETS -- End of Period (including undistributed (distribution in excess of) net
  investment income of $94 and $(197), respectively.)                                        $      48,336  $          62,561
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Issued                                                                                          2,800              1,521
     Distributions Reinvested                                                                           --                 13
     Redeemed                                                                                         (341)              (708)
                                                                                             -------------            -------
   Net Increase in Class A Shares Outstanding                                                        2,459                826
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $      31,244  $          15,940
     Distributions Reinvested                                                                           --                130
     Redeemed                                                                                       (3,679)            (7,417)
                                                                                             -------------            -------
   Net Increase in Class A Shares Outstanding                                                $      27,565  $           8,653
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class B+:
    --------
   Shares:
     Issued                                                                                             --                246
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                           --                246
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $          --  $           2,646
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                $          --  $           2,646
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class C:
    --------
   Shares:
     Issued                                                                                          2,392                822
     Redeemed                                                                                         (280)              (322)
                                                                                             -------------            -------
   Net Increase in Class C Shares Outstanding                                                        2,112                500
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Issued                                                                                  $      26,456  $           8,805
     Distributions Reinvested                                                                           --                  2
     Redeemed                                                                                       (3,058)            (3,332)
                                                                                             -------------            -------
   Net Increase in Class C Shares Outstanding                                                $      23,398  $           5,475
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
+ The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

48  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                         GLOBAL EQUITY ALLOCATION FUND

                                                                   CLASS A                                         CLASS B+
                                   ------------------------------------------------------------------------    ----------------
                                                                                           SIX MONTHS ENDED     AUGUST 1, 1995*
SELECTED PER SHARE DATA AND        JANUARY 4, 1993*        YEAR ENDED        YEAR ENDED        DECEMBER 31,     TO DECEMBER 31,
   RATIOS                          TO JUNE 30, 1993     JUNE 30, 1994     JUNE 30, 1995    1995 (UNAUDITED)    1995 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                          $          10.00    $        11.09    $        11.99    $          12.60    $          13.01
                                           --------    --------------    --------------            --------             -------
INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Income (Loss)                 0.04              0.10              0.12                0.05               (0.04)
  Net Realized and Unrealized
   Gain                                        1.05              0.90              0.67                1.73                1.15
                                           --------    --------------    --------------            --------             -------
  Total From Investment
   Operations                                  1.09              1.00              0.79                1.78                1.11
                                           --------    --------------    --------------            --------             -------
DISTRIBUTIONS
  Net Investment Income                          --             (0.03)               --               (0.39)              (0.35)
  In Excess of Net Investment
   Income                                        --                --             (0.05)                 --                  --
  Net Realized Gain                              --             (0.07)            (0.13)              (0.48)              (0.48)
                                           --------    --------------    --------------            --------             -------
  Total Distributions                            --             (0.10)            (0.18)              (0.87)              (0.83)
                                           --------    --------------    --------------            --------             -------
NET ASSET VALUE, END OF PERIOD     $          11.09    $        11.99    $        12.60    $          13.51    $          13.29
                                           --------    --------------    --------------            --------             -------
                                           --------    --------------    --------------            --------             -------
TOTAL RETURN(1)                               10.90%             9.02%             6.69%              14.14%               8.53%
                                           --------    --------------    --------------            --------             -------
                                           --------    --------------    --------------            --------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)   $         10,434    $       33,425    $       42,586    $         47,839    $          3,056
Ratio of Expenses to Average Net
   Assets                                      1.70%**           1.70%             1.70%               1.70%**             2.45%**
Ratio of Net Investment Income
   (Loss) to Average Net Assets                1.04%**           0.98%             1.01%               0.31%**            (0.44)%**
Portfolio Turnover Rate                          14%               30%               39%                 22%                 22%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Limitation During the Period
  Per Share Benefit to Net
   Investment Income (Loss)        $           0.08    $         0.09    $         0.04    $           0.06    $           0.03
Ratios Before Expense
   Limitation:
  Expenses to Average Net Assets               3.65%**           2.58%             2.03%               2.08%**             2.83%**
  Net Investment Income (Loss)
   to Average Net Assets                      (0.91)%**           0.10%            0.68%              (0.07)%**            (0.82)%**
-------------------------------------------------------------------------------------------------------------------------------

                                                                     CLASS C
                                   ----------------------------------------------------------------------------
                                                                                               SIX MONTHS ENDED
SELECTED PER SHARE DATA AND        JANUARY 4, 1993*          YEAR ENDED          YEAR ENDED        DECEMBER 31,
   RATIOS                          TO JUNE 30, 1993       JUNE 30, 1994       JUNE 30, 1995    1995 (UNAUDITED)
--------------------------------   ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                          $          10.00    $          11.05    $          11.90    $          12.43
                                            -------            --------            --------            --------
INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Income (Loss)                 0.01                0.06                0.04               (0.03)
  Net Realized and Unrealized
   Gain                                        1.04                0.86                0.65                1.73
                                            -------            --------            --------            --------
  Total From Investment
   Operations                                  1.05                0.92                0.69                1.70
                                            -------            --------            --------            --------
DISTRIBUTIONS
  Net Investment Income                          --                  --                  --               (0.33)
  In Excess of Net Investment
   Income                                        --                  --               (0.03)                 --
  Net Realized Gain                              --               (0.07)              (0.13)              (0.48)
                                            -------            --------            --------            --------
  Total Distributions                            --               (0.07)              (0.16)              (0.81)
                                            -------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD     $          11.05    $          11.90    $          12.43    $          13.32
                                            -------            --------            --------            --------
                                            -------            --------            --------            --------
TOTAL RETURN(1)                               10.50%               8.34%               5.84%              13.67%
                                            -------            --------            --------            --------
                                            -------            --------            --------            --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)   $          6,995    $         29,892    $         40,460    $         47,879
Ratio of Expenses to Average Net
   Assets                                      2.45%**             2.45%               2.45%               2.45%**
Ratio of Net Investment Income
   (Loss) to Average Net Assets                0.29%**             0.23%               0.25%              (0.44)%**
Portfolio Turnover Rate                          14%                 30%                 39%                 22%
-------------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
   Limitation During the Period
  Per Share Benefit to Net
   Investment Income (Loss)        $           0.07    $           0.12    $           0.05    $           0.03
Ratios Before Expense
   Limitation:
  Expenses to Average Net Assets               4.40%**             3.34%               2.78%               2.83%**
  Net Investment Income (Loss)
   to Average Net Assets                      (1.66)%**            (0.66)%            (0.08)%             (0.82)%**
-------------------------------------------------------------------------------------------------------------------------------


                            GLOBAL FIXED INCOME FUND

                                                                                                                  CLASS B+
                                                                  CLASS A                                     ----------------
                                  ------------------------------------------------------------------------     AUGUST 1, 1995*
                                                                                          SIX MONTHS ENDED                  TO
                                                                                              DECEMBER 31,        DECEMBER 31,
SELECTED PER SHARE DATA AND       JANUARY 4, 1993*        YEAR ENDED        YEAR ENDED                1995                1995
   RATIOS                         TO JUNE 30, 1993     JUNE 30, 1994     JUNE 30, 1995         (UNAUDITED)         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                         $          10.00    $        10.55    $         9.53    $          10.23    $          10.24
                                           -------    --------------    --------------            --------             -------
INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Income                       0.25              0.52              0.56                0.30                0.61
  Net Realized and Unrealized
   Gain (Loss)                                0.55             (0.42)             0.50                0.27               (0.15)
                                           -------    --------------    --------------            --------             -------
  Total From Investment
   Operations                                 0.80              0.10              1.06                0.57                0.46
                                           -------    --------------    --------------            --------             -------
DISTRIBUTIONS
  Net Investment Income                      (0.25)            (0.50)            (0.36)              (0.62)              (0.55)
  In Excess of Net Investment
   Income                                       --             (0.12)               --                  --                  --
  Net Realized Gain                             --             (0.47)               --                  --                  --
  In Excess of Realized Gain                    --             (0.03)               --                  --                  --
                                           -------    --------------    --------------            --------             -------
  Total Distributions                        (0.25)            (1.12)            (0.36)              (0.62)              (0.55)
                                           -------    --------------    --------------            --------             -------
NET ASSET VALUE, END OF PERIOD    $          10.55    $         9.53    $        10.23    $          10.18    $          10.15
                                           -------    --------------    --------------            --------             -------
                                           -------    --------------    --------------            --------             -------
TOTAL RETURN(1)                               8.02%             0.41%            11.41%               5.71%               4.58%
                                           -------    --------------    --------------            --------             -------
                                           -------    --------------    --------------            --------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Asets, End of Period (000s)   $          6,633    $       10,369    $       11,092    $         10,090    $            279
Ratio of Expenses to Average
   Net Assets                                 1.45%**           1.45%             1.45%               1.45%**             2.20%**
Ratio of Net Investment Income
   to Average Net Assets                      5.00%**           4.70%             5.84%               5.36%**             4.61%**
Portfolio Turnover Rate                         55%              168%              169%                 81%                 81%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Limitation During the Period
  Per Share Benefit to Net
   Investment Income              $           0.07    $         0.11    $         0.07    $           0.03    $           0.01
Ratios Before Expense
   Limitation:
  Expenses to Average Net
   Assets                                     2.88%**           2.48%             2.22%               2.00%**             2.75%**
  Net Investment Income to
   Average Net Assets                         3.57%**           3.67%             5.07%               4.81%**             4.06%**
------------------------------------------------------------------------------------------------------------------------------


                                                                    CLASS C
                                  ----------------------------------------------------------------------------
                                                                                              SIX MONTHS ENDED
                                                                                                  DECEMBER 31,
SELECTED PER SHARE DATA AND       JANUARY 4, 1993*          YEAR ENDED          YEAR ENDED                1995
   RATIOS                         TO JUNE 30, 1993       JUNE 30, 1994       JUNE 30, 1995         (UNAUDITED)
-------------------------------   ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                         $          10.00    $          10.56    $           9.54    $          10.20
                                           -------             -------             -------             -------
INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Income                       0.21                0.43                0.49                0.24
  Net Realized and Unrealized
   Gain (Loss)                                0.55               (0.40)               0.47                0.29
                                           -------             -------             -------             -------
  Total From Investment
   Operations                                 0.76                0.03                0.96                0.53
                                           -------             -------             -------             -------
DISTRIBUTIONS
  Net Investment Income                      (0.20)              (0.44)              (0.30)              (0.59)
  In Excess of Net Investment
   Income                                       --               (0.11)                 --                  --
  Net Realized Gain                             --               (0.47)                 --                  --
  In Excess of Realized Gain                    --               (0.03)                 --                  --
                                           -------             -------             -------             -------
  Total Distributions                        (0.20)              (1.05)              (0.30)              (0.59)
                                           -------             -------             -------             -------
NET ASSET VALUE, END OF PERIOD    $          10.56    $           9.54    $          10.20    $          10.14
                                           -------             -------             -------             -------
                                           -------             -------             -------             -------
TOTAL RETURN(1)                               7.61%              (0.25)%             10.24%               5.30%
                                           -------             -------             -------             -------
                                           -------             -------             -------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Asets, End of Period (000s)   $          6,120    $          5,407    $          5,965    $          5,612
Ratio of Expenses to Average
   Net Assets                                 2.20%**             2.20%               2.20%               2.20%**
Ratio of Net Investment Income
   to Average Net Assets                      4.25%**             3.95%               5.09%               4.61%**
Portfolio Turnover Rate                         55%                168%                169%                 81%
------------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
   Limitation During the Period
  Per Share Benefit to Net
   Investment Income              $           0.07    $           0.12    $           0.08    $           0.03
Ratios Before Expense
   Limitation:
  Expenses to Average Net
   Assets                                     3.63%**             3.29%               2.97%               2.75%**
  Net Investment Income to
   Average Net Assets                         2.82%**             2.86%               4.32%               4.06%**
------------------------------------------------------------------------------------------------------------------------------


 * Commencement of operations
 ** Annualized
 + The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.  49

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                               ASIAN GROWTH FUND

                                                                                                                   CLASS B+
                                                                   CLASS A                                     ----------------
                                   ------------------------------------------------------------------------     AUGUST 1, 1995*
                                                                                           SIX MONTHS ENDED                  TO
                                                                                               DECEMBER 31,        DECEMBER 31,
SELECTED PER SHARE DATA AND          JUNE 23, 1993*        YEAR ENDED        YEAR ENDED                1995                1995
   RATIOS                          TO JUNE 30, 1993     JUNE 30, 1994     JUNE 30, 1995         (UNAUDITED)         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                          $          12.00    $        12.00    $        15.50    $          16.42    $          16.51
                                           --------    --------------    --------------    ----------------            --------
INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Loss                            --             (0.03)               --               (0.04)              (0.03)
  Net Realized and Unrealized
   Gain (Loss)                                   --              3.53              1.43               (0.15)              (0.51)
                                           --------    --------------    --------------    ----------------            --------
  Total From Investment
   Operations                                    --              3.50              1.43               (0.19)              (0.54)
                                           --------    --------------    --------------    ----------------            --------
DISTRIBUTIONS
  Net Realized Gain                              --                --             (0.49)                 --                  --
  In Excess of Net Realized Gain                 --                --             (0.02)                 --                  --
                                           --------    --------------    --------------    ----------------            --------
                                                 --                --             (0.51)                 --                  --
                                           --------    --------------    --------------    ----------------            --------
NET ASSET VALUE, END OF PERIOD     $          12.00    $        15.50    $        16.42    $          16.23    $          15.97
                                           --------    --------------    --------------    ----------------            --------
                                           --------    --------------    --------------    ----------------            --------
TOTAL RETURN (1)                               0.00%            29.17%             9.50%              (1.16)%             (3.27)%
                                           --------    --------------    --------------    ----------------            --------
                                           --------    --------------    --------------    ----------------            --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)   $         11,770    $      138,212    $      178,667    $        183,658    $         11,398
Ratio of Expenses to Average Net
   Assets                                      1.90%**           1.90%             1.90%               1.90%**             2.65%**
Ratio of Net Investment Income
   (Loss) to Average Net Assets               (0.81)%**          (0.24)%           0.04%              (0.46)%**            (1.21)%**
Portfolio Turnover Rate                           0%               34%               34%                 10%                 10%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Limitation During the Period
  Per Share Benefit to Net
   Investment Loss                 $           0.01    $         0.03                --                  --                  --
Ratios Before Expense
   Limitation:
  Expenses to Average Net Assets              11.83%**           2.17%             1.90%               1.90%**             2.65%**
  Net Investment Income (Loss)
   to Average Net Assets                     (10.74)%**          (0.51)%           0.04%              (0.46)%**            (1.21)%**
-------------------------------------------------------------------------------------------------------------------------------


                                                                     CLASS C
                                   ----------------------------------------------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                                   DECEMBER 31,
SELECTED PER SHARE DATA AND          JUNE 23, 1993*          YEAR ENDED          YEAR ENDED                1995
   RATIOS                          TO JUNE 30, 1993       JUNE 30, 1994       JUNE 30, 1995         (UNAUDITED)
--------------------------------   ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                          $          12.00    $          12.00    $          15.40    $          16.19
                                            -------    ----------------    ----------------    ----------------
INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Loss                            --               (0.10)              (0.12)              (0.10)
  Net Realized and Unrealized
   Gain (Loss)                                   --                3.50                1.42               (0.15)
                                            -------    ----------------    ----------------    ----------------
  Total From Investment
   Operations                                    --                3.40                1.30               (0.25)
                                            -------    ----------------    ----------------    ----------------
DISTRIBUTIONS
  Net Realized Gain                              --                  --               (0.49)                 --
  In Excess of Net Realized Gain                 --                  --               (0.02)                 --
                                            -------    ----------------    ----------------    ----------------
                                                 --                  --               (0.51)                 --
                                            -------    ----------------    ----------------    ----------------
NET ASSET VALUE, END OF PERIOD     $          12.00    $          15.40    $          16.19    $          15.94
                                            -------    ----------------    ----------------    ----------------
                                            -------    ----------------    ----------------    ----------------
TOTAL RETURN (1)                               0.00%              28.33%               8.71%              (1.54)%
                                            -------    ----------------    ----------------    ----------------
                                            -------    ----------------    ----------------    ----------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)   $          8,491    $        116,889    $        139,497    $        139,518
Ratio of Expenses to Average Net
   Assets                                      2.65%**             2.65%               2.65%               2.65%**
Ratio of Net Investment Income
   (Loss) to Average Net Assets               (1.56)%**            (0.99)%            (0.77)%             (1.21)%**
Portfolio Turnover Rate                           0%                 34%                 34%                 10%
--------------------------------   ----------------------------------------------------------------------------
Effect of Voluntary Expense
   Limitation During the Period
  Per Share Benefit to Net
   Investment Loss                 $           0.02    $           0.03                  --                  --
Ratios Before Expense
   Limitation:
  Expenses to Average Net Assets              12.64%**             2.92%               2.65%               2.65%**
  Net Investment Income (Loss)
   to Average Net Assets                     (11.55)%**            (1.26)%            (0.77)%             (1.21)%**
--------------------------------   ----------------------------------------------------------------------------

                              AMERICAN VALUE FUND

                                                                                                   CLASS B+
                                                           CLASS A                             ----------------
                                   --------------------------------------------------------     AUGUST 1, 1995*
                                                                           SIX MONTHS ENDED                  TO
                                        OCTOBER 18,                            DECEMBER 31,        DECEMBER 31,
SELECTED PER SHARE DATA AND                   1993*          YEAR ENDED                1995                1995
 RATIOS                            TO JUNE 30, 1994       JUNE 30, 1995         (UNAUDITED)         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $          12.00    $          11.70    $          12.89    $          13.37
                                           --------            --------            --------             -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                        0.17                0.27                0.13                0.06
  Net Realized and Unrealized
   Gain (Loss)                                (0.30)               1.44                0.81                0.34
                                           --------            --------            --------             -------
  Total from Investment
   Operations                                 (0.13)               1.71                0.94                0.40
                                           --------            --------            --------             -------
DISTRIBUTIONS
  Net Investment Income                       (0.17)              (0.28)              (0.13)              (0.08)
  Net Realized Gain                              --               (0.24)              (0.19)              (0.19)
                                           --------            --------            --------             -------
  Total Distributions                         (0.17)              (0.52)              (0.32)              (0.27)
                                           --------            --------            --------             -------
NET ASSET VALUE, END OF PERIOD     $          11.70    $          12.89    $          13.51    $          13.50
                                           --------            --------            --------             -------
                                           --------            --------            --------             -------
TOTAL RETURN (1)                              (1.12)%             15.01%               7.28%               3.02%
                                           --------            --------            --------             -------
                                           --------            --------            --------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)   $         10,717    $         20,675    $         23,975    $          1,467
Ratio of Expenses to Average Net
 Assets                                        1.50%**             1.50%               1.50%**             2.25%**
Ratio of Net Investment Income
 to Average Net Assets                         2.14%**             2.29%               1.90%**             1.15%**
Portfolio Turnover Rate                          17%                 23%                 15%                 15%
---------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income               $           0.08    $           0.05    $           0.02    $           0.01
Ratios Before Expense
 Limitation:
  Expenses to Average Net Assets               2.48%**             1.96%               1.79%**             2.54%**
  Net Investment Income to
   Average Net Assets                          1.16%**             1.83%               1.61%**             0.86%**
---------------------------------------------------------------------------------------------------------------


                                                           CLASS C
                                   --------------------------------------------------------
                                                                           SIX MONTHS ENDED
                                        OCTOBER 18,                            DECEMBER 31,
SELECTED PER SHARE DATA AND                   1993*          YEAR ENDED                1995
 RATIOS                            TO JUNE 30, 1994       JUNE 30, 1995         (UNAUDITED)
--------------------------------   --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $          12.00    $          11.69    $          12.89
                                            -------            --------            --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                        0.11                0.17                0.07
  Net Realized and Unrealized
   Gain (Loss)                                (0.31)               1.44                0.81
                                            -------            --------            --------
  Total from Investment
   Operations                                 (0.20)               1.61                0.88
                                            -------            --------            --------
DISTRIBUTIONS
  Net Investment Income                       (0.11)              (0.17)              (0.08)
  Net Realized Gain                              --               (0.24)              (0.19)
                                            -------            --------            --------
  Total Distributions                         (0.11)              (0.41)              (0.27)
                                            -------            --------            --------
NET ASSET VALUE, END OF PERIOD     $          11.69    $          12.89    $          13.50
                                            -------            --------            --------
                                            -------            --------            --------
TOTAL RETURN (1)                              (1.70)%             14.13%               6.83%
                                            -------            --------            --------
                                            -------            --------            --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)   $          7,237    $         13,867    $         18,033
Ratio of Expenses to Average Net
 Assets                                        2.25%**             2.25%               2.25%**
Ratio of Net Investment Income
 to Average Net Assets                         1.39%**             1.54%               1.15%**
Portfolio Turnover Rate                          17%                 23%                 15%
--------------------------------   --------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income               $           0.08    $           0.05    $           0.03
Ratios Before Expense
 Limitation:
  Expenses to Average Net Assets               3.28%**             2.71%               2.54%**
  Net Investment Income to
   Average Net Assets                          0.36%**             1.08%               0.86%**
--------------------------------   --------------------------------------------------------

 * Commencement of operations
 ** Annualized
 + The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

50  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           WORLDWIDE HIGH INCOME FUND

                                                          CLASS A                              CLASS B+
                                   -----------------------------------------------------    ---------------        CLASS C
                                                                              SIX MONTHS    AUGUST 1, 1995*    ----------------
                                                                                   ENDED                 TO
                                                                            DECEMBER 31,       DECEMBER 31,
SELECTED PER SHARE DATA AND         APRIL 21, 1994*        YEAR ENDED               1995               1995     APRIL 21, 1994*
   RATIOS                          TO JUNE 30, 1994     JUNE 30, 1995        (UNAUDITED)        (UNAUDITED)    TO JUNE 30, 1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                          $          12.00    $        12.17    $         11.57    $         11.63    $          12.00
INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Income                        0.18              1.26               0.60               0.46                0.17
  Net Realized and Unrealized
   Gain (Loss)                                 0.16             (0.52)              0.56               0.49                0.15
                                            -------    --------------    ---------------    ---------------             -------
  Total From Investment
   Operations                                  0.34              0.74               1.16               0.95                0.32
                                            -------    --------------    ---------------    ---------------             -------
DISTRIBUTIONS
  Net Investment Income                       (0.17)            (1.22)             (0.66)             (0.52)              (0.16)
  Net Realized Gain                              --             (0.12)                --                 --                  --
                                            -------    --------------    ---------------    ---------------             -------
  Total Distributions                         (0.17)            (1.34)             (0.66)             (0.52)              (0.16)
                                            -------    --------------    ---------------    ---------------             -------
NET ASSET VALUE, END OF PERIOD     $          12.17    $        11.57    $         12.07    $         12.06    $          12.16
                                            -------    --------------    ---------------    ---------------             -------
                                            -------    --------------    ---------------    ---------------             -------
TOTAL RETURN(1)                                2.86%             6.87%             10.30%              8.38%               2.62%
                                            -------    --------------    ---------------    ---------------             -------
                                            -------    --------------    ---------------    ---------------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)   $          6,857    $       14,819    $        38,728    $        10,620    $          6,081
Ratio of Expenses to Average Net
   Assets                                      1.55%**           1.55%              1.55%**            2.30%**             2.30%**
Ratio of Net Investment Income
   to Average Net Assets                       8.29%**          11.53%             10.94%**           10.19%**             7.54%**
Portfolio Turnover Rate                          19%              178%                60%                60%                 19%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Limitation During the Period
  Per Share Benefit to Net
   Investment Income               $           0.02    $         0.05    $          0.01    $          0.01    $           0.06
Ratios Before Expense
   Limitation:
  Expenses to Average Net Assets               3.23%**           1.97%              1.70%**            2.45%**             4.00%**
  Net Invesment Income to
   Average Net Assets                          6.61%**          11.11%             10.79%**           10.04%**             5.84%**
-------------------------------------------------------------------------------------------------------------------------------


                                                       SIX MONTHS ENDED
                                                           DECEMBER 31,
SELECTED PER SHARE DATA AND              YEAR ENDED                1995
   RATIOS                             JUNE 30, 1995         (UNAUDITED)
--------------------------------   ------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                          $          12.16    $          11.58
INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Income                        1.17                0.55
  Net Realized and Unrealized
   Gain (Loss)                                (0.50)               0.56
                                           --------            --------
  Total From Investment
   Operations                                  0.67                1.11
                                           --------            --------
DISTRIBUTIONS
  Net Investment Income                       (1.13)              (0.63)
  Net Realized Gain                           (0.12)                 --
                                           --------            --------
  Total Distributions                         (1.25)              (0.63)
                                           --------            --------
NET ASSET VALUE, END OF PERIOD     $          11.58    $          12.06
                                           --------            --------
                                           --------            --------
TOTAL RETURN(1)                                6.20%               9.82%
                                           --------            --------
                                           --------            --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)   $         11,880    $         23,768
Ratio of Expenses to Average Net
   Assets                                      2.30%               2.30%**
Ratio of Net Investment Income
   to Average Net Assets                      10.72%              10.19%**
Portfolio Turnover Rate                         178%                 60%
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Limitation During the Period
  Per Share Benefit to Net
   Investment Income               $           0.05    $           0.01
Ratios Before Expense
   Limitation:
  Expenses to Average Net Assets               2.74%               2.45%**
  Net Invesment Income to
   Average Net Assets                         10.28%              10.04%**
--------------------------------------------------------------------------------------------------------------

                              LATIN AMERICAN FUND

                                             CLASS A                                                  CLASS C
                                ----------------------------------       CLASS B+        ----------------------------------
                                                        SIX MONTHS    ---------------                            SIX MONTHS
                                                             ENDED    AUGUST 1, 1995*                                 ENDED
                                  JULY 6, 1994*       DECEMBER 31,    TO DECEMBER 31,      JULY 6, 1994*       DECEMBER 31,
SELECTED PER SHARE DATA AND         TO JUNE 30,               1995               1995        TO JUNE 30,               1995
   RATIOS                                  1995        (UNAUDITED)        (UNAUDITED)               1995        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                       $         12.00    $          9.08    $          9.58    $         12.00    $          8.99
                                        -------    ---------------            -------            -------    ---------------
INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Income (Loss)            (0.02)              0.03              (0.02)             (0.08)             (0.02)
  Net Realized and Unrealized
   Gain (Loss)                            (2.70)              0.33              (0.24)             (2.73)              0.33
                                        -------    ---------------            -------            -------    ---------------
  Total From Investment
   Operations                             (2.72)              0.36              (0.26)             (2.81)              0.31
                                        -------    ---------------            -------            -------    ---------------
DISTRIBUTIONS
  Net Investment Income                      --              (0.02)                --                 --                 --
  Paid in Capital                         (0.20)                --                 --              (0.20)                --
                                        -------    ---------------            -------            -------    ---------------
  Total Distributions                     (0.20)             (0.02)                --              (0.20)                --
                                        -------    ---------------            -------            -------    ---------------
NET ASSET VALUE, END OF PERIOD  $          9.08    $          9.42    $          9.32    $          8.99    $          9.30
                                        -------    ---------------            -------            -------    ---------------
                                        -------    ---------------            -------            -------    ---------------
TOTAL RETURN(1)                          (23.07)%             3.93%             (2.71)%           (23.83)%             3.45%
                                        -------    ---------------            -------            -------    ---------------
                                        -------    ---------------            -------            -------    ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
   (000s)                       $         7,658    $        10,076    $           424    $         4,085    $         5,055
Ratio of Expenses to Average
   Net Assets                              2.46%**            2.10%**            2.85%**            3.20%**            2.85%**
Ratio of Net Investment Income
   (Loss) to Average Net
   Assets                                 (0.44)%**            0.31%**           (0.44)%**           (1.16)%**           (0.44)%**
Portfolio Turnover Rate                     107%                64%                64%               107%                64%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Limitation During the
   Period
  Per Share Benefit to Net
   Investment Loss              $          0.13    $          0.15    $          0.02    $          0.12    $          0.07
Ratios Before Expense
   Limitation:
  Expenses to Average Net
   Assets (Including Brazilian
   Tax Expense)                            4.30%**            3.66%              4.41%**            5.20%**            4.41%**
  Net Investment Loss to
   Average Net Assets                     (2.26)%**           (1.25)%**           (2.00)%**           (3.16)%**           (2.00)%**
---------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized
 + The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.  51

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND

                                              CLASS A                    CLASS B+                     CLASS C
                                  --------------------------------    ---------------    ----------------------------------
                                                        SIX MONTHS    AUGUST 1, 1995*                            SIX MONTHS
                                                             ENDED                 TO                                 ENDED
                                  JULY 6, 1994*       DECEMBER 31,       DECEMBER 31,      JULY 6, 1994*       DECEMBER 31,
SELECTED PER SHARE DATA AND         TO JUNE 30,               1995               1995        TO JUNE 30,               1995
   RATIOS                                  1995        (UNAUDITED)        (UNAUDITED)               1995        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                         $       12.00    $         10.61    $         10.91    $         12.00    $         10.53
                                  -------------    ---------------            -------    ---------------    ---------------
INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Income (Loss)             0.05              (0.01)             (0.03)                --              (0.05)
  Net Realized and Unrealized
   Loss                                   (1.44)             (0.33)             (0.73)             (1.47)             (0.33)
                                  -------------    ---------------            -------    ---------------    ---------------
  Total From Investment
   Operations                             (1.39)             (0.34)             (0.76)             (1.47)             (0.38)
                                  -------------    ---------------            -------    ---------------    ---------------
DISTRIBUTIONS
  Net Investment Income                      --              (0.05)                --                 --                 --
  Net Realized Gain                          --                 --#                --#                --                 --#
                                  -------------    ---------------            -------    ---------------    ---------------
  Total Distributions                        --              (0.05)                --                 --                 --
                                  -------------    ---------------            -------    ---------------    ---------------

NET ASSET VALUE, END OF PERIOD    $       10.61    $         10.22    $         10.15    $         10.53    $         10.15
                                  -------------    ---------------            -------    ---------------    ---------------
                                  -------------    ---------------            -------    ---------------    ---------------
TOTAL RETURN(1)                          (11.58)%            (3.26)%            (6.96)%           (12.25)%            (3.60)%
                                  -------------    ---------------            -------    ---------------    ---------------
                                  -------------    ---------------            -------    ---------------    ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
   (000s)                         $      26,091    $        33,562    $         2,500    $        22,245    $        26,499
Ratio of Expenses to Average
   Net Assets                              2.33%**            2.15%**            2.90%**            3.08%**            2.90%**
Ratio of Net Investment Income
   (Loss) to Average Net Assets            0.81%**           (0.26)%**           (1.01)%**            0.06%**           (1.01)%**
Portfolio Turnover Rate                      32%                22%                22%                32%                22%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Limitation During the Period
   Per Share Benefit to Net
   Investment Income (Loss)       $        0.04    $          0.11    $          0.02    $          0.04    $          0.03
Ratios Before Expense
   Limitation:
  Expenses to Average Net
   Assets                                  3.10%**            2.77%**            3.52%**            3.90%**            3.52%**
  Net Investment Income (Loss)
   to Average Net Assets                   0.04%**           (0.88)%**           (1.63)%**           (0.76)%**           (1.63)%**
---------------------------------------------------------------------------------------------------------------------------

  # Amount less than $0.01 per share.
  * Commencement of operations.
 ** Annualized
   The Fund began offering the current Class B shares on August 1, 1995. + Class B shares held prior to May 1, 1995 were renamed Class C shares.
   Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not
(1) annualized.

52  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1995 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios. As of December 31, 1995, the Fund had seven separate active investment portfolios: Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley American Value Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Latin American Fund and Morgan Stanley Emerging Markets Fund (referred to herein respectively as "Global Equity Allocation Fund", "Global Fixed Income Fund", "Asian Growth Fund", "American Value Fund", "Worldwide High Income Fund", "Latin American Fund", and "Emerging Markets Fund", and collectively as the "Portfolios"). The Fund currently offers three classes of shares, Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge on redemptions made within 6 years of purchase which declines annually from 5% for redemptions made in year one, down to 1% in year six. Class B shares will automatically convert to Class A shares after the seventh year following purchase. Class C shares are sold with a contingent deferred sales charge at the rate of 1.00% for shares that are redeemed within one year of purchase based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following is a summary of significant accounting policies for the Fund. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on an exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices, if any, of reputable brokers. Bonds and other fixed income securities are valued according to the broadest and most representative market. In addition, bonds and other fixed income securities are valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.

Paid in capital in excess of par, undistributed (distributions in excess of) net investment income and accumulated (distributions in excess of) net realized gain have been adjusted for prior period permanent book-tax differences, if any, for the Portfolios.

At June 30, 1995, Global Fixed Income Fund had a capital loss carryforward for Federal income tax purposes of approximately $366,000 which will expire June 30, 2003. To the extent that such carryforward is utilized, no capital gain distribution will be made. For the year ended June 30, 1995, Emerging Markets Fund and Global Equity Allocation Fund deferred for Federal income tax purposes to July 1, 1995, post October currency losses of approximately $44,000 and $715,000, respectively. Emerging Markets Fund, American Value Fund and Global Fixed Income Fund also deferred to July 1, 1995, post October capital losses of approximately $928,000, $60,000 and $154,000, respectively.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank acting as custodian for the Fund takes possession of the underlying securities, the value of which is at least equal to the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1995 (UNAUDITED)

--------------------------------------------------------------------------------

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:
- investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;
- investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on security transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gain and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amount actually received or paid, and certain currency related amounts of realized gains or losses from the sale of foreign denominated debt securities. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FORWARD FOREIGN CURRENCY CONTRACTS: Each Portfolio may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS. Certain Portfolios may purchase call or put options which are traded on a recognized securities or futures exchange. When a Portfolio purchases a call option, it acquires the right to buy a designated security at a designated price ("exercise price"); when a Portfolio purchases a put option, it acquires the right to sell a designated security at the exercise price. A Portfolio may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put options on securities which it holds to protect against a decline in the value of the security. Risks may arise from imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1995 (UNAUDITED)

--------------------------------------------------------------------------------

possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

7. DELAYED DELIVERY COMMITMENTS: Each Portfolio may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

8. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each Portfolio's commencement of operations. Morgan Stanley Asset Management, Inc. has agreed that in the event any of its initial shares in a Portfolio are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

B. ADVISER: Morgan Stanley Asset Management, Inc. (the "Adviser" or "MSAM"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., provides the Fund with investment advisory services at a fee paid quarterly and calculated at the annual rates of average daily net assets indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated below:

                                                                                   CLASS B
                                                                                     AND
                                                                      CLASS A      CLASS C
                                                                      MAXIMUM      MAXIMUM
                                                                      OPERATING    OPERATING
                                                         ADVISORY     EXPENSE      EXPENSE
FUND                                                       FEE         RATIO        RATIO
-------------------------------------------------------  --------     --------     --------
Global Equity Allocation...............................   1.00%        1.70%        2.45%
Global Fixed Income....................................   0.75%        1.45%        2.20%
Asian Growth...........................................   1.00%        1.90%        2.65%
American Value.........................................   0.85%        1.50%        2.25%
Worldwide High Income..................................   0.75%        1.55%        2.30%
Latin American.........................................   1.25%        2.10%        2.85%
Emerging Markets.......................................   1.25%        2.15%        2.90%

C. ADMINISTRATOR: MSAM also provides the Fund with administrative services pursuant to an Administrative Agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio. Effective September 1, 1995, The Chase Manhattan Bank, N.A. through its affiliate Chase Global Funds Services Company ("CGFSC"), formerly Mutual Funds Service Company ("MFSC"), provides certain administrative services to the Fund under an agreement with MSAM. CGFSC is compensated for such services by MSAM from the fee it receives from the Fund, subject to certain fee minimums as defined in the agreement, which for the six months ended December 31, 1995, totaled $91,000 for Global Equity Allocation Fund, Global Fixed Income Fund, Asian Growth Fund, American Value Fund, and Worldwide High Income Fund, and $89,000 for Latin American Fund and Emerging Markets Fund, respectively. Certain employees of CGFSC are officers of the Fund. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the Fund under the same terms, conditions and fees as stated above.

D. DISTRIBUTOR: Morgan Stanley & Co. Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., and an affiliate of MSAM, serves as the distributor of the Fund and provides both classes of each Portfolio with distribution services pursuant to a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, of up to 0.25% for the Class A shares of each Portfolio and up to 1.00% of the Class B and Class C shares of each Portfolio, on an annualized basis, of the average daily net assets of such class.

The Distributor may receive a contingent deferred sales charge for certain purchases of Class A, Class B and Class C shares of each Portfolio redeemed within one

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1995 (UNAUDITED)

--------------------------------------------------------------------------------

year following such purchase. For the six months ended December 31, 1995, the Distributor has advised the Fund that it earned deferred sales charges of:

                                                          CLASS A       CLASS B       CLASS C
FUND                                                       (000)         (000)         (000)
-------------------------------------------------------  ---------     ---------     ---------
Global Equity Allocation...............................      --            --           $ 6
Asian Growth...........................................      --             1            20
American Value.........................................      --            --             3
Worldwide High Income..................................      --             1             5
Latin American.........................................      --            --             3
Emerging Markets.......................................      --            --            12

E. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., acts as custodian for the Fund's non-U.S. assets held outside the United States in accordance with a Custodian Agreement. Effective September 1, 1995, The Chase Manhattan Bank, N.A. serves as custodian for the Fund's domestic assets in accordance with a Custodian Agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Fees incurred for custody services provided by MSTC for the six months ended December 31, 1995 were as follows:

                                                                         MSTC
                                                           MSTC        CUSTODIAN
                                                         CUSTODIAN       FEES
                                                           FEES         PAYABLE
FUND                                                       (000)         (000)
-------------------------------------------------------  ---------     ---------
Global Equity Allocation...............................    $ 87          $ 28
Global Fixed Income....................................       7             3
Asian Growth...........................................     253           104
Worldwide High Income..................................      11             5
Latin American.........................................      68            21
Emerging Markets.......................................     137            52

Prior to September 1, 1995, the United States Trust Company of New York served as custodian for the Fund's domestic assets under the same terms, conditions, and fees as stated above.

F. PURCHASES AND SALES: For the six months ended December 31, 1995, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

                                                         PURCHASES    SALES
FUND                                                      (000)       (000)
-------------------------------------------------------  --------    --------
Global Equity Allocation...............................  $20,868     $ 18,554
Global Fixed Income....................................    8,732        8,986
Asian Growth...........................................   31,536       44,526
American Value.........................................   13,582        5,812
Worldwide High Income..................................   69,676       28,431
Latin American.........................................   11,287        8,323
Emerging Markets.......................................   20,877       10,438

Purchases and sales of long-term U.S. Government securities during the six months ended December 31, 1995 occurred in the Global Fixed Income Fund and totaled $3,667,000 and $4,145,000, respectively.

G. OTHER: At December 31, 1995, net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency rates will affect the value of and investment income from such securities.

Portfolio securities and foreign currency holdings were translated at the following exchange rates as of December 31, 1995:

Argentine Peso.........................................         1.00015   =        $1.00
Australian Dollar......................................         1.34544   =        $1.00
Belgian Franc..........................................        29.43000   =        $1.00
Brazilian Real.........................................         0.97190   =        $1.00
British Pound..........................................         0.64412   =        $1.00
Canadian Dollar........................................         1.36505   =        $1.00
Danish Krone...........................................         5.55680   =        $1.00
Deutsche Mark..........................................         1.43390   =        $1.00
French Franc...........................................         4.89700   =        $1.00
Greek Drachma..........................................       236.99000   =        $1.00
Hong Kong Dollar.......................................         7.73250   =        $1.00
Indonesian Rupiah......................................     2,286.50000   =        $1.00
Irish Punts............................................         0.62441   =        $1.00
Israeli Shekel.........................................         3.13850   =        $1.00
Italian Lira...........................................     1,588.25000   =        $1.00
Japanese Yen...........................................       103.25000   =        $1.00
Korean Won.............................................       775.75000   =        $1.00
Malaysian Ringgit......................................         2.53970   =        $1.00
Mexican Peso...........................................         7.69500   =        $1.00
Moroccan Dirham........................................         8.46890   =        $1.00
Netherland Guilder.....................................         1.60470   =        $1.00
New Zealand Dollar.....................................         1.52964   =        $1.00
Pakistani Rupee........................................        34.21580   =        $1.00
Peruvian Sol...........................................         2.31000   =        $1.00
Philippine Peso........................................        26.23000   =        $1.00
Polish Zloty...........................................         2.46550   =        $1.00
Portuguese Escudo......................................       146.67500   =        $1.00
Singapore Dollar.......................................         1.41450   =        $1.00
South African Rand.....................................         3.64550   =        $1.00
Spanish Peseta.........................................       121.30000   =        $1.00
Swedish Krona..........................................         6.63965   =        $1.00
Swiss Franc............................................         1.15350   =        $1.00
Taiwan Dollar..........................................        27.28700   =        $1.00
Thailand Baht..........................................        25.19000   =        $1.00
Turkish Lira...........................................    60,900.00000   =        $1.00

For the six months ended December 31, 1995, Asian Growth Fund, Latin American Fund and Emerging Markets Fund incurred approximately $27,076, $1,021 and $6,168, respectively, as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At December 31, 1995, cost and unrealized appreciation (depreciation) for Federal income tax purposes of the securities of each Portfolio were:

                                                                                                   NET
                                                                                               APPRECIATION
                                                           COST      APPREC.    (DEPREC.)     (DEPRECIATION)
FUND                                                      (000)       (000)       (000)           (000)
-------------------------------------------------------  --------    -------    ---------     --------------
Global Equity Allocation...............................  $ 83,171    $11,794    $ (1,467)        $10,327
Global Fixed Income....................................    16,128       700         (135)            565
Asian Growth...........................................   291,811    47,312      (23,958)         23,354
American Value.........................................    39,804     5,030       (1,517)          3,513
Worldwide High Income..................................    74,169     2,907       (1,013)          1,894
Latin American.........................................    15,731       971       (1,285)           (314)
Emerging Markets.......................................    63,096     3,967       (5,301)         (1,334)

                              MORGAN STANLEY FUNDS

-----------------------------------------------------------------------------

OFFICERS AND DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD

Frederick B. Whittemore
VICE CHAIRMAN OF THE BOARD

Warren J. Olsen
DIRECTOR AND PRESIDENT

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Andrew McNally IV
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

James W. Grisham
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

James R. Rooney
TREASURER

Joanna M. Haigney
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020

CUSTODIANS

Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, NY 10003

LEGAL COUNSEL

Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103

DIVIDEND DISBURSING AND TRANSFER AGENT

The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, MA 02108

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

For information on how to invest, please contact your account representative or the Fund at (800) 282-4404.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Fund, Inc. which describes in detail each of the Investment Funds' investment policies, fees and expenses. Please read the prospectus carefully before you invest or send money.